UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21579

Nuveen Floating Rate Income Opportunity Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    July 31

Date of reporting period:    July 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Annual Report July 31, 2017

NSL
Nuveen Senior Income Fund

JFR
Nuveen Floating Rate Income Fund

JRO
Nuveen Floating Rate Income Opportunity Fund

JSD
Nuveen Short Duration Credit Opportunities Fund

JQC
Nuveen Credit Strategies Income Fund

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Some of the key assumptions driving the markets higher at the beginning of 2017 have recently come into question. Following the collapse of the health care reform bill in the Senate, investors are concerned about President Trump’s ability to accomplish the remainder of his pro-growth fiscal agenda, including tax reform and large infrastructure projects. Economic growth projections, in turn, have been lowered and with inflation recently waning, the markets are expecting fewer rate hikes from the Federal Reserve (Fed) than the Fed itself had predicted. Yet, asset prices continued to rise.

Investors have largely looked beyond policy disappointments and focused instead on the healthy profits reported by U.S. companies during the first two quarters of 2017. U.S. growth has remained slow and steady, European growth has surprised to the upside and concern that China would decelerate too rapidly has eased, further contributing to an optimistic tone in the markets. Additionally, political risk in Europe has moderated, with the election of mainstream candidates in the Dutch and French elections earlier this year.

The remainder of the year could bring challenges to this benign macro environment. The U.S. government voted to temporarily increase the nation’s debt limit, but the debate will resume again in December when the current extension of the debt limit expires. In addition, the need for disaster relief and recovery following Hurricanes Harvey and Irma has further muddied the outlook on the White House’s promised agenda. Markets will be watching the “Brexit” negotiations and the North American Free Trade Agreement (NAFTA) talks while assessing the implications for key trade and political partnerships. A tightening of financial conditions in China or a more aggressive-than-expected policy action from the Fed, European Central Bank or Bank of Japan could also turn into headwinds. On the geopolitical front, tensions with North Korea may continue to flare.

Market volatility readings have been remarkably low lately, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

September 20, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Senior Income Fund (NSL)

Nuveen Floating Rate Income Fund (JFR)

Nuveen Floating Rate Income Opportunity Fund (JRO)

Nuveen Short Duration Credit Opportunities Fund (JSD)

Nuveen Credit Strategies Income Fund (JQC)

The Funds’ investment portfolios are managed by Symphony Asset Management, LLC (Symphony), an affiliate of Nuveen, LLC. Gunther Stein, who serves as the firm’s Chief Investment Officer and Chief Executive Officer, and Scott Caraher manage NSL, JFR and JRO. JSD is managed by Gunther, Scott and Jenny Rhee, while JQC is managed by Gunther and Sutanto Widjaja.

Here the team discusses U.S. economy and market conditions, their management strategies and the performance of the Funds for the twelve-month reporting period ended July 31, 2017.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended July 31, 2017?

During the twelve-month reporting period, the U.S. economy continued to grow moderately, now ranking the current expansion as the third-longest since World War II, according to the National Bureau of Economic Research. The second half of 2016 saw a short-term boost in economic activity, driven by a one-time jump in exports during the third quarter, but the economy resumed a below-trend pace in the fourth quarter of 2016 and first quarter of 2017. The Bureau of Economic Analysis reported an annual growth rate of 3.0% for the U.S. economy in the second quarter of 2017, as measured by the “second” estimate of real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Growth in the second quarter was boosted by stronger consumer spending and business investment, which helped offset weaker government spending. By comparison, the annual GDP growth rate in the first quarter of 2017 was 1.2%.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

Despite the slowdown in early 2017, other data pointed to positive momentum. The labor market continued to tighten, inflation ticked higher, and consumer and business confidence surveys reflected optimism about the economy’s prospects. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.3% in July 2017 from 4.9% in July 2016 and job gains averaged around 181,000 per month for the past twelve months. Higher oil prices helped drive a steady increase in inflation over this reporting period. The Consumer Price Index (CPI) increased 1.7% over the twelve-month reporting period ended July 31, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.7% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.8% annual gain in June 2017 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 4.9% and 5.7%, respectively.

The U.S. economic outlook struck a more optimistic tone, prompting the Fed’s policy making committee to raise its main benchmark interest rate in December 2016, March 2017 and June 2017. These moves were widely expected by the markets and, while the Fed acknowledged in its June 2017 statement that inflation has remained unexpectedly low, an additional increase is anticipated later in 2017 as the Fed seeks to gradually “normalize” interest rates. Also after the June 2017 meeting, the Fed revealed its plan to begin shrinking its balance sheets by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The timing of this is less certain, however, as it depends on whether the economy performs in line with the Fed’s expectations. As expected, the Fed left rates unchanged at its July 2017 meeting.

Politics also dominated the headlines in this reporting period with two major electoral surprises: the U.K.’s vote to leave the European Union and Donald Trump’s win in the U.S. presidential race. Market volatility increased as markets digested the initial shocks, but generally recovered and, in the case of the “Trump rally,” U.S. equities saw significant gains. Investors also closely watched elections across Europe. To the markets’ relief, more mainstream candidates were elected in the Dutch and French elections in the spring of 2017. However, Britain’s June 2017 snap election unexpectedly overturned the Conservative Party’s majority in Parliament, which increased uncertainties about the Brexit negotiation process. Additionally, in the U.S., legislative delays with health care reform dimmed the prospects for President Trump’s tax cuts and other fiscal stimulus, while investors braced for a showdown in Congress over increasing the nation’s debt limit. Toward the end of the reporting period, escalating tensions between the U.S. and North Korea led to some near-term volatility in global equity shares to the benefit of perceived safe-haven assets such as gold, U.S. Treasury bonds and Japanese yen.

During the reporting period, the loan market benefited from increased investor demand as the Fed initiated a series of interest rate hikes increasing short-term interest rates. Technicals continue to be supportive of the asset class and the outlook for loans remains constructive with default rates anticipated to remain well below their historical averages and fundamentals continue to be supportive as any additional increases to the U.S. Funds rate should provide a positive credit spread to investors. The broad leveraged loan market, as represented by the Credit Suisse Leveraged Loan Index, produced returns of 6.83% for the twelve-month reporting period.

What strategies were used to manage the Funds during the twelve-month reporting period ended July 31, 2017?

NSL seeks is to achieve a high level of current income, consistent with capital preservation by investing primarily in adjustable rate U.S dollar-denominated secured Senior Loans. The Fund invests at least 80% of its managed assets in adjustable rate senior secured loans. Up to 20% may include U.S. dollar denominated senior loans of non-U.S. borrowers, senior loans that are not secured, other debt securities and equity securities and warrants. The Fund uses leverage.

6	NUVEEN

JFR seeks is to achieve a high level of current income by investing in adjustable rate secured and unsecured senior loans and other debt instruments. The Fund invests at least 80% of its managed assets in adjustable rate loans, primarily senior loans, though the loans may include unsecured senior loans and secured and unsecured subordinated loans. At least 65% the Fund’s managed assets must include adjustable rate senior loans that are secured by specific collateral. The Fund uses leverage.

JRO seeks is to achieve a high level of current income. The Fund invests at least 80% of its managed assets in adjustable rate loans, primarily senior loans, though the loans may include unsecured senior loans and secured and unsecured subordinated loans. At least 65% of the Fund’s managed assets must include adjustable rate senior loans that are secured by specific collateral. The Fund uses leverage.

JSD seeks to provide current income and the potential for capital appreciation. The Fund invests at least 70% of its managed assets in adjustable rate corporate debt instruments, including senior secured loans, second lien loans and other adjustable rate corporate debt instruments. Up to 30% of the Fund’s assets may include other types of debt instruments or short positions consisting primarily of high yield debt. The Fund maintains a portfolio with an average duration that does not exceed two years. The Fund uses leverage.

JQC’s primary investment objective is high current income and its secondary objective is total return. The Fund invests at least 70% of its managed assets in adjustable rate senior secured and second lien loans, and up to 30% opportunistically in other types of securities across a company’s capital structure, primarily income-oriented securities such as high yield debt, convertible securities and other forms of corporate debt. The Fund uses leverage.

How did the Funds perform during this twelve-month reporting period ended July 31, 2017?

The tables in the Performance Overview and Holding Summaries section of this report provide total return performance for each Fund for the one-year, five-year, ten-year and/or since inception periods ended July 31, 2017. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. For the twelve-month reporting period ended July 31, 2017, NSL, JFR, JRO, JSD and JQC outperformed the Credit Suisse Leveraged Loan Index.

Across all five Funds, our top and bottom performing individual security positions and industry groups were relatively similar. As a result, for NSL, JFR, JRO, JSD and JQC, the majority of sectors contributed positively to absolute performance, with the exception of the financials sector, which detracted modestly in JQC. The telecommunication services sector, information technology and consumer discretionary sectors were the strongest contributors to absolute performance.

Specific holdings that contributed to performance included the corporate bonds of consumer discretionary holding Scientific Games Corporation. The leading provider of gaming and lottery systems rallied on the combination of high yield market momentum, modest operating gains and the company’s buyback of unsecured debt. We believe the company will benefit further from its corporate restructuring and continue to own the bonds. Also positively contributing were the bonds of telecommunication services holdings IntelSat Limited and Sprint Capital Corporation. The satellite company IntelSat strongly benefitted returns as the company’s bonds rose on the announcement of a merger with a peer company. While the news was viewed as positive, the debt remains trading at distressed levels. Lastly, the high yield bonds of Sprint performed well during the reporting period as investors aversion to riskier assets abated.

Several individual positions detracted from performance, including the loans of consumer discretionary holding, Cengage Learning Acquisitions, Inc. The loans of the textbook publishing company hurt performance, as the firm took leverage up earlier in 2017, and then posted weaker than expected numbers which was not well received by the market. Also detracting from performance were the loans of consumer discretionary holding Gymboree Corporation. The loans of the retail company weighed on returns as poor execution by management led to weakened earnings results

NUVEEN	7

Portfolio Managers’ Comments (continued)

announced during the reporting period. With the exception of JQC, all the other Funds continue to hold the loans of Gymboree. In addition, the loans of consumer discretionary sector holding Academy Ltd. detracted from performance. The loans were downgraded during the reporting period based on its inability to reverse its 2016 earnings declines in the near term, resulting in continued high leverage and diminished free cash flow generation. All the Funds continue to hold the loans of Academy Ltd. In JQC, a position in the consumer discretionary sector holding, Clear Channel Communication Inc., detracted from performance. While the company has performed well and given its first quarter announcement, it is now pursuing a consensual exchange with creditors in an attempt to deleverage its balance sheet and focus on improving operating margins.

In addition, the use of regulatory leverage positively contributed to the performance of these Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.

JQC maintained exposure to senior loans during the reporting period, while tactically allocating between high yield corporate bonds, equity securities and convertible bonds. Exposure consisted of mainly U.S. issuers and was focused on companies that, in general, had high levels of tangible assets, predictable revenue streams, significant market share within their respective industries and positive free cash flow.

JSD and JQC invested in credit default swaps. JSD invested in single name credit default swap, while JQC invested in high yield index credit default swaps. These contracts had a positive effect on performance for JQC and a negligible effect on performance for JSD during the reporting period.

All of these Funds have owned, or currently own, loans with the LIBOR floor feature. This feature provided for minimum coupon levels on loans during a time when short term interest rates, which serve as a basis for a loan’s floating coupon rate, fell to historic lows in the years following the financial crisis. The floating-rate coupon on most senior loans is reset frequently (typically every three months) based on a short-term interest rate (usually 90-day U.S. LIBOR) plus a fixed spread. For example if the current short-term interest rate is 150 basis points (bp) (1.5%), and the spread is 400 bp, the resulting coupon will be 5.5%. LIBOR floors, as the name suggests, put a “floor” on the short term interest rate used in this calculation. For instance, in the previous example, if the loan has a 100 bp LIBOR floor the coupon will remain at 5%, even at times when short-term rates are below 100 bp. The coupon will once again begin to float at times when short-term rates are above 100 bp. Although many loans have LIBOR floors (the asset class is one of the few that will float when interest rates begin to rise), we believe the senior loan asset class provides fixed income oriented investors with a potential safeguard from a secular rise in interest rates.

8	NUVEEN

Fund

Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their benchmarks was the Funds’ use of leverage through the use of bank borrowings, Variable Rate Term Preferred (VRTP) Shares for NSL, JFR and JRO, Term Preferred Shares (Term Preferred) for NSL, JFR, JRO and JSD and reverse repurchase agreements for JQC. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. The Funds’ use of leverage had a positive impact on performance during this reporting period.

NSL, JFR, JRO and JSD used interest rate swap contracts to partially hedge the interest cost of leverage, which as mentioned previously, is through bank borrowings and preferred shares. Collectively, these interest rate swap contracts contributed to overall Fund performance during the period.

As of July 31, 2017, the Funds’ percentages of leverage are shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Effective Leverage*	36.85%	36.37%	36.10%	36.96%	35.81%
Regulatory Leverage*	36.85%	36.37%	36.10%	36.96%	30.72%
*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ LEVERAGE

Bank Borrowings

As noted above, the Funds employ leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	August 1, 2016	Draws	Paydowns	July 31, 2017	Average Balance Outstanding	Draws	Paydowns	September 29, 2017
NSL	$101,000,000	$28,000,000	$(15,000,000)	$114,000,000	$108,484,932	$—	$—	$114,000,000
JFR	$240,800,000	$103,100,000	$(89,600,000)	$254,300,000	$268,223,288	$—	$—	$254,300,000
JRO	$166,800,000	$74,800,000	$(62,800,000)	$178,800,000	$183,432,877	$—	$—	$178,800,000
JSD	$64,000,000	$8,000,000	$—	$72,000,000	$67,002,740	$—	$—	$72,000,000
JQC	$561,000,000	$—	$—	$561,000,000	$561,000,000	$—	$—	$561,000,000

Refer to Notes to Financial Statements, Note 9 – Fund Leverage for further details.

NUVEEN	9

Fund Leverage (continued)

Reverse Repurchase Agreements

As noted previously, in addition to bank borrowings, JQC also utilized reverse repurchase agreements. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
August 1, 2016	Purchases	Sales	July 31, 2017	Average Balance Outstanding	Purchases	Sales	September 29, 2017
$145,000,000	$ —	$ —	$145,000,000	$145,000,000	$ —	$ —	$145,000,000

Refer to Notes to Financial Statements, Note 9 – Fund Leverage, Reverse Repurchase Agreements for further details.

Variable Rate Term Preferred Shares

As noted previously, in addition to bank borrowings, NSL, JFR and JRO also issued VRTP Shares. The Funds’ transactions in VRTP Shares are as shown in the accompanying table.

	Current Reporting Period						Subsequent to the Close of the Reporting Period
Fund	August 1, 2016	Issuance	Redemptions	July 31, 2017	Average Balance Outstanding		Issuance	Redemptions	September 29, 2017
NSL	$45,000,000	$—	$(45,000,000)	$—	$45,000,000	*	$—	$—	$—
JFR	$108,000,000	$—	$(108,000,000)	$—	$102,090,141	**	$—	$—	$—
JRO	$75,000,000	$—	$(75,000,000)	$—	$68,380,000	***	$—	$—	$—
*	For the period August 1, 2016 through November 22, 2016.
**	For the period August 1, 2016 through December 20, 2016.
***	For the period August 1, 2016 through December 28, 2016.

During the current reporting period, NSL, JFR and JRO redeemed all of their outstanding VRTP Shares, respectively.

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details on VRTP Shares.

Term Preferred Shares

As noted previously, in addition to bank borrowings, the Funds also issued Term Preferred. The Funds’ transactions in Term Preferred are as shown in the accompanying table.

	Current Reporting Period						Subsequent to the Close of the Reporting Period
Fund	August 1, 2016	Issuance	Redemptions	July 31, 2017	Average Balance Outstanding		Issuance	Redemptions	September 29, 2017
NSL	$—	$43,000,000	$—	$43,000,000	$43,000,000	*	$—	$—	$43,000,000
JFR	$—	$125,200,000	$—	$125,200,000	$91,972,908	**	$—	$—	$125,200,000
JRO	$—	$84,000,000	$—	$84,000,000	$66,896,414	**	$—	$—	$84,000,000
JSD	$35,000,000	$—	$—	$35,000,000	$35,000,000		$—	$—	$35,000,000
*	For the period October 31, 2016 (first issuance of shares) through July 31, 2017.
**	For the period November 23, 2016 (first issuance of shares) through July 31, 2017.

During the current reporting period, NSL, JFR and JRO each refinanced a portion of their VRTP Shares with the issuance of Term Preferred.

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details on Term Preferred.

10	NUVEEN

Common Share

Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of July 31, 2017. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distribution (Ex-Dividend Date)	NSL	JFR	JRO	JSD	JQC
August 2016	$0.0360	$0.0615	$0.0645	$0.0970	$0.0515
September	0.0375	0.0640	0.0670	0.1000	0.0515
October	0.0375	0.0640	0.0670	0.1000	0.0515
November	0.0375	0.0640	0.0670	0.1000	0.0515
December	0.0395	0.0675	0.0705	0.1060	0.0525
January	0.0395	0.0675	0.0705	0.1060	0.0525
February	0.0395	0.0675	0.0705	0.1060	0.0525
March	0.0395	0.0675	0.0705	0.1060	0.0525
April	0.0395	0.0675	0.0705	0.1060	0.0525
May	0.0395	0.0675	0.0705	0.1060	0.0525
June	0.0395	0.0675	0.0705	0.1060	0.0525
July 2017	0.0395	0.0675	0.0705	0.1060	0.0525
Total Distributions from Net Investment Income	$0.4645	$0.7935	$0.8295	$1.2450	$0.6260

Current Distribution Rate*	6.94%	6.85%	7.13%	7.17%	7.25%
*	Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of July 31, 2017, the Funds had positive UNII balances for tax purposes. NSL had positive UNII balances while JFR, JRO, JSD and JQC had negative UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

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Common Share Information (continued)

COMMON SHARE EQUITY SHELF PROGRAMS

During the current reporting period, the following Funds were authorized by the Securities and Exchange Commission (SEC) to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, the Funds, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share. Under the Shelf Offerings, each Fund is authorized to issue additional common shares as shown in the accompanying table:

	NSL	JFR	JRO	JSD
Additional authorized common shares	8,800,000	12,900,000	8,500,000	1,000,000

During the current reporting period, the following Funds sold common shares through their Shelf Offering at a weighted average premium to their NAV per common share as shown in the accompanying table.

	JFR	JRO	JSD
Common shares sold through Shelf Offering	1,274,890	1,280,410	362
Weighted average premium to NAV per common share sold	1.62%	2.17%	1.34%

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Common Shares Equity Shelf Programs and Offering Costs for further details of Shelf Offerings and each Fund’s respective transactions.

COMMON SHARE REPURCHASES

During August 2017 (subsequent to the close of the reporting period), the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of July 31, 2017, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Common shares cumulatively repurchased and retired	5,000	147,593	19,400	0	4,804,500
Common shares authorized for repurchase	3,860,000	5,515,000	3,850,000	1,010,000	13,575,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of July 31, 2017, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Common share NAV	$6.97	$11.76	$11.70	$18.07	$9.32
Common share price	$6.83	$11.83	$11.87	$17.75	$8.69
Premium/(Discount) to NAV	(2.01)%	0.60%	1.45%	(1.77)%	(6.76)%
12-month average premium/(discount) to NAV	(3.17)%	(1.49)%	0.18%	(3.58)%	(7.63)%

12	NUVEEN

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Senior Income Fund (NSL)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/NSL.

Nuveen Floating Rate Income Fund (JFR)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JFR.

Nuveen Floating Rate Income Opportunity Fund (JRO)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JRO.

Nuveen Short Duration Credit Opportunities Fund (JSD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JSD.

NUVEEN	13

Risk Considerations (continued)

Nuveen Credit Strategies Income Fund (JQC)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Common stock prices have often experienced significant volatility. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JQC.

14	NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK

NUVEEN	15

NSL

Nuveen Senior Income Fund

Performance Overview and Holding Summaries as of July 31, 2017

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2017

	Average Annual
	1-Year	5-Year	10-Year
NSL at Common Share NAV	10.22%	6.36%	6.04%
NSL at Common Share Price	17.00%	5.67%	6.10%
Credit Suisse Leveraged Loan Index	6.83%	4.79%	4.60%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

16	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	133.2%
Common Stocks	2.1%
$25 Par (or similar) Retail Preferred	0.0%
Corporate Bonds	19.5%
Warrants	0.0%
Investment Companies	4.7%
Other Assets Less Liabilities	(1.4)%
Net Assets Plus Borrowings and Term Preferred Shares, net of deferred offering costs	158.1%
Borrowings	(42.4)%
Term Preferred Shares, net of deferred offering costs	(15.7)%
Net Assets	100%

Top Five Issuers

(% of total long-term
investments)

IntelSat Limited	3.6%
Dell International LLC	3.2%
Albertson’s LLC	2.9%
iHeartCommunications, Inc.	2.7%
Sprint Corporation	2.5%

Portfolio Composition

(% of total investments)

Media	11.1%
Software	8.8%
Diversified Telecommunication Services	8.2%
Technology Hardware, Storage & Peripherals	5.7%
Hotels, Restaurants & Leisure	5.4%
Health Care Providers & Services	4.1%
Food & Staples Retailing	3.5%
Wireless Telecommunication Services	3.5%
Oil, Gas & Consumable Fuels	3.0%
Health Care Equipment & Supplies	2.5%
Food Products	2.3%
Diversified Consumer Services	2.3%
Commercial Services & Supplies	2.2%
Equity Real Estate Investment Trusts	2.0%
Aerospace & Defense	2.0%
Trading Companies & Distributors	2.0%
Pharmaceuticals	1.7%
Communications Equipment	1.7%
Airlines	1.5%
Semiconductors & Semiconductor Equipment	1.4%
Internet Software & Services	1.4%
Insurance	1.3%
Other	19.5%
Investment Companies	2.9%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	12.8%
BB or Lower	85.9%
N/R (not rated)	1.3%
Total	100%

NUVEEN	17

JFR

Nuveen Floating Rate Income Fund

Performance Overview and Holding Summaries as of July 31, 2017

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2017

	Average Annual
	1-Year	5-Year	10-Year
JFR at Common Share NAV	10.76%	6.61%	6.02%
JFR at Common Share Price	18.63%	7.26%	6.69%
Credit Suisse Leveraged Loan Index	6.83%	4.79%	4.60%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

18	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	122.7%
Common Stocks	1.4%
$25 Par (or similar) Retail Preferred	0.0%
Convertible Bonds	0.0%
Corporate Bonds	21.7%
Asset-Backed Securities	2.7%
Long-Term Investment Companies	1.8%
Warrants	0.0%
Short-Term Investment Companies	7.9%
Other Assets Less Liabilities	(1.2)%
Net Assets Plus Borrowings and Term Preferred Shares, net of deferred offering costs	157.0%
Borrowings	(38.3)%
Term Preferred Shares, net of deferred offering costs	(18.7)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

IntelSat Limited	3.1%
Albertson’s LLC	2.8%
Dell International LLC	2.7%
Sprint Corporation	2.5%
iHeartCommunications, Inc.	2.4%

Portfolio Composition

(% of total investments)

Media	10.6%
Software	7.8%
Diversified Telecommunication Services	7.6%
Technology Hardware, Storage & Peripherals	5.8%
Hotels, Restaurants & Leisure	5.2%
Wireless Telecommunication Services	3.9%
Health Care Providers & Services	3.7%
Food & Staples Retailing	3.5%
Food Products	2.5%
Oil, Gas & Consumable Fuels	2.4%
Diversified Consumer Services	2.3%
Equity Real Estate Investment Trusts	2.2%
Commercial Services & Supplies	2.1%
Trading Companies & Distributors	1.7%
Multiline Retail	1.7%
Health Care Equipment & Supplies	1.6%
Pharmaceuticals	1.6%
Communications Equipment	1.6%
Aerospace & Defense	1.5%
Semiconductors & Semiconductor Equipment	1.3%
Automobiles	1.3%
Internet Software & Services	1.2%
Other	19.1%
Asset-Backed Securities	1.7%
Investment Companies	6.1%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	12.2%
BB or Lower	86.3%
N/R (not rated)	1.5%
Total	100%

NUVEEN	19

JRO

Nuveen Floating Rate Income Opportunity Fund

Performance Overview and Holding Summaries as of July 31, 2017

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2017

	Average Annual
	1-Year	5-Year	10-Year
JRO at Common Share NAV	11.06%	6.93%	6.58%
JRO at Common Share Price	18.92%	7.11%	7.22%
Credit Suisse Leveraged Loan Index	6.83%	4.79%	4.60%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

20	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	123.6%
Common Stocks	1.8%
$25 Par (or similar) Retail Preferred	0.0%
Convertible Bonds	0.0%
Corporate Bonds	21.6%
Asset-Backed Securities	2.0%
Warrants	0.0%
Investment Companies	8.2%
Other Assets Less Liabilities	(1.0)%
Net Assets Plus Borrowings and Term Preferred Shares, net of deferred offering costs	156.2%
Borrowings	(38.4)%
Term Preferred Shares, net of deferred offering costs	(17.8)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

IntelSat Limited	3.5%
Dell International LLC	2.8%
iHeartCommunications, Inc.	2.8%
Albertson’s LLC	2.4%
Sprint Corporation	2.3%

Portfolio Composition

(% of total investments)

Media	10.9%
Software	8.6%
Diversified Telecommunication Services	8.1%
Technology Hardware, Storage & Peripherals	5.6%
Hotels, Restaurants & Leisure	5.2%
Wireless Telecommunication Services	3.5%
Health Care Providers & Services	3.2%
Food & Staples Retailing	3.1%
Oil, Gas & Consumable Fuels	2.8%
Food Products	2.6%
Commercial Services & Supplies	2.4%
Equity Real Estate Investment Trusts	2.2%
Diversified Consumer Services	2.2%
Health Care Equipment & Supplies	1.7%
Communications Equipment	1.7%
Multiline Retail	1.7%
Aerospace & Defense	1.6%
Trading Companies & Distributors	1.5%
Internet Software & Services	1.5%
Automobiles	1.5%
Pharmaceuticals	1.4%
Diversified Financial Services	1.4%
Other	19.1%
Asset-Backed Securities	1.3%
Investment Companies	5.2%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	12.0%
BB or Lower	86.2%
N/R (not rated)	1.8%
Total	100%

NUVEEN	21

JSD

Nuveen Short Duration Credit Opportunities Fund

Performance Overview and Holding Summaries as of July 31, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2017

	Average Annual
	1-Year	5-Year	Since Inception
JSD at Common Share NAV	10.68%	6.10%	6.61%
JSD at Common Share Price	17.91%	6.15%	5.95%
Credit Suisse Leveraged Loan Index	6.83%	4.79%	4.52%

Since inception returns are from May 25, 2011. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

22	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	133.4%
Common Stocks	1.1%
Corporate Bonds	20.8%
Warrants	0.0%
Investment Companies	3.4%
Other Assets Less Liabilities	(0.4)%
Net Assets Plus Borrowings and Term Preferred Shares, net of deferred offering costs	158.3%
Borrowings	(39.5)%
Term Preferred Shares, net of deferred offering costs	(18.8)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

IntelSat Limited	3.9%
Albertson’s LLC	3.1%
iHeartCommunications, Inc.	2.9%
Sprint Corporation	2.6%
Western Digital Corporation	2.5%

Portfolio Composition

(% of total investments)

Media	9.5%
Software	9.0%
Diversified Telecommunication Services	8.6%
Technology Hardware, Storage & Peripherals	5.3%
Health Care Providers & Services	4.8%
Hotels, Restaurants & Leisure	4.8%
Food & Staples Retailing	4.0%
Oil, Gas & Consumable Fuels	3.2%
Wireless Telecommunication Services	3.1%
Commercial Services & Supplies	2.5%
Communications Equipment	2.4%
Health Care Equipment & Supplies	2.2%
Aerospace & Defense	2.0%
Pharmaceuticals	2.0%
Electric Utilities	1.9%
Equity Real Estate Investment Trusts	1.9%
Consumer Finance	1.9%
Internet Software & Services	1.8%
Food Products	1.7%
Trading Companies & Distributors	1.6%
Airlines	1.4%
Semiconductors & Semiconductor Equipment	1.3%
IT Services	1.3%
Other	19.6%
Investment Companies	2.2%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	9.7%
BB or Lower	89.1%
N/R (not rated)	1.2%
Total	100%

NUVEEN	23

JQC

Nuveen Credit Strategies Income Fund

Performance Overview and Holding Summaries as of July 31, 2017

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2017

	Average Annual
	1-Year	5-Year	10-Year
JQC at Common Share NAV	7.70%	6.08%	4.02%
JQC at Common Share Price	10.75%	5.95%	5.20%
Credit Suisse Leveraged Loan Index	6.83%	4.79%	4.60%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

24	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	113.8%
Common Stocks	0.5%
Exchange-Traded Funds	7.8%
Corporate Bonds	28.8%
Investment Companies	6.3%
Other Assets Less Liabilities	(1.4)%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	155.8%
Borrowings	(44.3)%
Reverse Repurchase Agreements	(11.5)%
Net Assets	100%

Top Five Issuers

(% of total long-term
investments)

PowerShares Senior Loan Portfolio	3.1%
Sprint Corporation	2.8%
First Data Corporation	2.4%
Scientific Games Corporation	2.2%
Ziggo B.V.	2.2%

Portfolio Composition

(% of total investments)

Software	9.7%
Media	9.0%
Diversified Telecommunication Services	8.3%
Hotels, Restaurants & Leisure	6.0%
Wireless Telecommunication Services	3.9%
Health Care Providers & Services	3.8%
Equity Real Estate Investment Trusts	3.2%
Technology Hardware, Storage & Peripherals	3.0%
Diversified Consumer Services	3.1%
Chemicals	2.9%
Airlines	2.9%
Health Care Equipment & Supplies	2.5%
Consumer Finance	2.3%
Specialty Retail	2.3%
Internet Software & Services	2.2%
Food Products	2.1%
Pharmaceuticals	2.1%
Oil, Gas & Consumable Fuels	2.0%
Other	19.8%
Exchange-Traded Funds	4.9%
Investment Companies	4.0%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	12.5%
BB or Lower	86.4%
N/R (not rated)	1.1%
Total	100%

NUVEEN	25

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on April 6, 2017 for NSL, JFR, JRO, JSD and JQC; at this meeting the shareholders were asked to elect Board Members.

	NSL		JFR		JRO		JSD		JQC
	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares	Common Shares
Approval of the Board Members was reached as follows:
William Adams IV
For	31,573,356	—	48,292,465	—	34,117,158	—	8,939,440	—	106,009,900
Withhold	1,262,816	—	942,775	—	747,224	—	184,458	—	1,769,764
Total	32,836,172	—	49,235,240	—	34,864,382	—	9,123,898	—	107,779,664
William C. Hunter
For	—	20,977	—	37,279	—	56,116	—	24,758	—
Withhold	—	1,383	—	379	—	—	—	—	—
Total	—	22,360	—	37,658	—	56,116	—	24,758	—
David J. Kundert
For	31,113,695	—	47,921,437	—	33,591,094	—	8,951,602	—	105,905,673
Withhold	1,722,477	—	1,313,803	—	1,273,288	—	172,296	—	1,873,991
Total	32,836,172	—	49,235,240	—	34,864,382	—	9,123,898	—	107,779,664
John K. Nelson
For	31,591,165	—	48,304,847	—	34,210,065	—	8,945,085	—	106,009,861
Withhold	1,245,007	—	930,393	—	654,317	—	178,813	—	1,769,803
Total	32,836,172	—	49,235,240	—	34,864,382	—	9,123,898	—	107,779,664
William J. Schneider
For	—	20,977	—	37,279	—	56,116	—	24,758	—
Withhold	—	1,383	—	379	—	—	—	—	—
Total	—	22,360	—	37,658	—	56,116	—	24,758	—
Terence J. Toth
For	31,590,767	—	48,291,451	—	34,212,754	—	8,947,332	—	106,020,624
Withhold	1,245,405	—	943,789	—	651,628	—	176,566	—	1,759,040
Total	32,836,172	—	49,235,240	—	34,864,382	—	9,123,898	—	107,779,664

26	NUVEEN

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Senior Income Fund

Nuveen Floating Rate Income Fund

Nuveen Floating Rate Income Opportunity Fund

Nuveen Short Duration Credit Opportunities Fund

Nuveen Credit Strategies Income Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Senior Income Fund, Nuveen Floating Rate Income Fund, Nuveen Floating Rate Income Opportunity Fund, Nuveen Short Duration Credit Opportunities Fund, and Nuveen Credit Strategies Income Fund (the “Funds”) as of July 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through July 31, 2014 were audited by other auditors whose reports dated September 25, 2014 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of July 31, 2017, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

September 29, 2017

NUVEEN	27

NSL

Nuveen Senior Income Fund
Portfolio of Investments	July 31, 2017

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 154.8% (97.1% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 133.2% (83.5% of Total Investments) (4)

	Aerospace & Defense – 3.1% (2.0% of Total Investments)

$4,160	Sequa Corporation, Term Loan, First Lien	6.814%	11/28/21	B–	$4,202,877
1,432	Sequa Corporation, Term Loan, Second Lien	10.314%	4/26/22	CCC	1,467,991
495	Transdigm, Inc., Extend Term Loan F	4.234%	6/07/23	Ba2	498,146
1,957	Transdigm, Inc., Term Loan E, First Lien	4.255%	5/14/22	Ba2	1,968,417
323	Transdigm, Inc., Tranche C Term Loan	4.285%	2/28/20	Ba2	324,993
8,367	Total Aerospace & Defense				8,462,424

	Air Freight & Logistics – 0.9% (0.6% of Total Investments)

442	Americold Realty Operating Partnership, Term Loan B	4.984%	12/01/22	BB	448,500
872	PAE Holding Corporation, Term Loan B	6.734%	10/20/22	B+	881,756
1,083	XPO Logistics, Inc., Refinanced Term Loan	3.554%	11/01/21	Ba1	1,088,653
2,397	Total Air Freight & Logistics				2,418,909

	Airlines – 2.4% (1.5% of Total Investments)

1,433	American Airlines, Inc., Replacement Term Loan	3.233%	6/27/20	BB+	1,437,311
1,960	American Airlines, Inc., Replacement Term Loan	3.226%	10/10/21	BB+	1,966,399
2,922	American Airlines, Inc., Term Loan B	3.726%	12/14/23	BB+	2,941,106
6,315	Total Airlines				6,344,816

	Auto Components – 0.8% (0.5% of Total Investments)

750	DexKo Global, Inc., Term Loan, First Lien	5.313%	7/13/24	B1	760,313
424	Horizon Global Corporation, Term Loan B	5.734%	6/30/21	B+	428,603
1,000	Superior Industries International, Inc., Term Loan B	5.787%	6/14/24	B1	1,007,500
2,174	Total Auto Components				2,196,416

	Automobiles – 1.9% (1.2% of Total Investments)

1,430	Chrysler Group LLC, Term Loan	3.230%	12/31/18	BBB–	1,440,175
3,776	Formula One Group, Term Loan B, (DD1)	4.504%	2/01/24	B	3,800,130
5,206	Total Automobiles				5,240,305

	Building Products – 0.7% (0.5% of Total Investments)

1,990	Quikrete Holdings, Inc., Term Loan B	3.984%	11/15/23	BB–	1,999,612

	Capital Markets – 0.4% (0.2% of Total Investments)

1,000	RPI Finance Trust, Term Loan B6	3.296%	3/27/23	Baa2	1,006,250

	Chemicals – 1.8% (1.1% of Total Investments)

328	Ineos US Finance LLC, New 2022 Dollar Term Loan	4.007%	3/31/22	Ba2	330,491
366	Ineos US Finance LLC, New 2024 Dollar Term Loan	4.007%	4/01/24	Ba2	369,199
1,595	Mineral Technologies, Inc., Term Loan B2	4.750%	5/07/21	BB+	1,616,899
741	OM Group, Inc., Term Loan B, First Lien	6.296%	2/21/24	B	751,753
1,643	Univar, Inc., Term Loan B	3.984%	7/01/22	BB	1,654,129
4,673	Total Chemicals				4,722,471

	Commercial Services & Supplies – 3.6% (2.2% of Total Investments)

130	Education Management LLC, Tranche A, Term Loan, (5)	5.804%	7/02/20	N/R	59,158
248	Education Management LLC, Tranche B, Term Loan, (5)	8.804%	7/02/20	N/R	5,267
746	Fort Dearborn Holding Company, Inc., Term Loan, First Lien	5.298%	10/19/23	B2	749,515
2,249	iQor US, Inc., Term Loan, First Lien	6.299%	4/01/21	B	2,243,115
250	iQor US, Inc., Term Loan, Second Lien	10.049%	4/01/22	CCC+	241,875
777	KAR Auction Services, Inc., Term Loan B5	3.813%	3/09/23	Ba2	782,998
1,737	Monitronics International, Inc., Term Loan B2, First Lien	6.796%	9/30/22	B2	1,759,489

28	NUVEEN

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Commercial Services & Supplies (continued)

$1,318	Protection One, Inc., Term Loan	3.984%	5/02/22	BB–	$1,326,923
1,535	Skillsoft Corporation, Initial Term Loan, First Lien	5.984%	4/28/21	B–	1,446,307
988	Universal Services of America, Initial Term Loan, First Lien	5.046%	7/28/22	B+	990,897
9,978	Total Commercial Services & Supplies				9,605,544

	Communications Equipment – 2.6% (1.6% of Total Investments)

1,020	Avaya, Inc., DIP Term Loan	8.729%	1/24/18	Baa3	1,050,743
3,162	Avaya, Inc., Term Loan B3, (5)	6.460%	10/26/17	N/R	2,584,712
326	Avaya, Inc., Term Loan B6	6.500%	3/31/18	N/R	266,270
1,120	Avaya, Inc., Term Loan B7, (5)	6.460%	5/29/20	N/R	919,723
794	Colorado Buyer, Inc., Term Loan, First Lien	4.170%	5/01/24	Ba3	802,388
365	Colorado Buyer, Inc., Term Loan, Second Lien	8.420%	5/01/25	B3	370,659
966	Riverbed Technology, Inc., Term Loan B, First Lien	4.490%	4/24/22	B+	954,438
7,753	Total Communications Equipment				6,948,933

	Consumer Finance – 2.0% (1.3% of Total Investments)

4,022	First Data Corporation, Term Loan B	3.727%	4/26/24	BB	4,049,229
1,374	First Data Corporation, Term Loan, First Lien	3.477%	7/10/22	BB	1,379,936
5,396	Total Consumer Finance				5,429,165

	Containers & Packaging – 0.6% (0.3% of Total Investments)

744	Berry Plastics Holding Corporation, Term Loan I	3.730%	10/01/22	BB	748,228
748	Reynolds Group Holdings, Inc., Term Loan, First Lien	4.234%	2/05/23	B+	752,287
1,492	Total Containers & Packaging				1,500,515

	Diversified Consumer Services – 3.5% (2.2% of Total Investments)

3,537	Cengage Learning Acquisitions, Inc., Term Loan B	5.474%	6/07/23	B+	3,352,245
2,792	Hilton Hotels Corporation, Term Loan B2	3.232%	10/25/23	BBB–	2,808,572
2,058	Houghton Mifflin, Term Loan B, First Lien	4.234%	5/28/21	B+	1,998,025
1,247	Laureate Education, Inc., New Term Loan	5.734%	4/20/24	B	1,264,020
9,634	Total Diversified Consumer Services				9,422,862

	Diversified Financial Services – 1.8% (1.1% of Total Investments)

587	Freedom Mortgage Corporation, Initial Term Loan	6.862%	2/23/22	BB–	596,720
1,086	MGM Growth Properties, Term Loan B	3.484%	4/25/23	BB+	1,091,958
949	MJ Acquisition Corp., Term Loan, First Lien	4.211%	6/01/22	B+	957,716
2,069	Veritas US, Inc., Term Loan B1	5.796%	1/27/23	B+	2,096,960
4,691	Total Diversified Financial Services				4,743,354

	Diversified Telecommunication Services – 9.7% (6.1% of Total Investments)

4,000	CenturyLink, Inc., Term Loan B	2.750%	1/31/25	BBB–	3,951,560
744	DTI Holdings, Inc., Term Loan B, First Lien	6.561%	10/02/23	B	728,557
3,808	Frontier Communications Corporation, Term Loan B	4.980%	1/14/20	BB	3,669,284
2,488	Greeneden U.S. Holdings II LLC, Term Loan B	5.007%	12/01/23	B2	2,509,278
6,084	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan	4.000%	6/30/19	B1	6,076,736
1,675	Level 3 Financing, Inc., Tranche B, Term Loan	3.479%	2/22/24	BBB–	1,684,159
2,394	WideOpenWest Finance LLC, Term Loan B	4.452%	8/18/23	B	2,398,915
5,000	Ziggo B.V., Term Loan E	3.726%	4/15/25	BB–	5,013,075
26,193	Total Diversified Telecommunication Services				26,031,564

	Electric Utilities – 1.8% (1.1% of Total Investments)

459	EFS Cogen Holdings LLC, Term Loan B	4.800%	6/28/23	BB	464,137
1,747	Energy Future Intermediate Holding Company, DIP Term Loan	4.233%	7/02/18	BB	1,761,614
479	Helix Generation, Term Loan B	4.960%	3/10/24	BB	484,526
1,620	Vistra Operations Co., Term Loan B	3.982%	8/04/23	BB+	1,628,231
371	Vistra Operations Co., Term Loan C	3.977%	8/04/23	Ba2	373,217
4,676	Total Electric Utilities				4,711,725

NUVEEN	29

NSL	Nuveen Senior Income Fund
	Portfolio of Investments (continued)	July 31, 2017

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Electrical Equipment – 0.3% (0.2% of Total Investments)

$899	Zebra Technologies Corporation, Term Loan B	3.314%	10/24/21	BB	$903,576

	Electronic Equipment, Instruments & Components – 0.9% (0.5% of Total Investments)

988	SMART Modular Technologies, Inc., Term Loan	9.250%	8/26/19	B	985,453
1,399	TTM Technologies, Inc., New Term Loan	5.484%	5/31/21	BB–	1,422,090
2,387	Total Electronic Equipment, Instruments & Components				2,407,543

	Energy Equipment & Services – 0.5% (0.3% of Total Investments)

343	Dynamic Energy Services International LLC, Term Loan	14.679%	3/06/18	N/R	120,044
1,615	Ocean Rigs, Inc., Term Loan B1, (5)	8.250%	3/31/21	CCC–	1,130,441
1,958	Total Energy Equipment & Services				1,250,485

	Equity Real Estate Investment Trusts – 2.9% (1.8% of Total Investments)

3,135	Communications Sales & Leasing, Inc., Shortfall Term Loan	4.234%	10/24/22	BB–	3,145,872
1,001	Realogy Group LLC, Term Loan B	3.484%	7/20/22	BB+	1,007,791
4,019	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.984%	12/18/20	Caa1	3,703,444
8,155	Total Equity Real Estate Investment Trusts				7,857,107

	Food & Staples Retailing – 5.6% (3.5% of Total Investments)

10,405	Albertson’s LLC, Term Loan B4	3.984%	8/25/21	BB	10,394,990
1,511	Albertson’s LLC, Term Loan B6	4.251%	6/22/23	BB	1,512,029
999	BJ’s Wholesale Club, Inc., Term Loan B, First Lien	4.968%	2/03/24	B–	979,974
1,375	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	5.115%	6/21/21	BB–	1,384,453
746	Save-A-Lot, Term Loan B	7.234%	12/05/23	B	735,523
54	Supervalu, Inc., Delayed Draw, Term Loan B	4.734%	6/02/24	BB–	53,786
90	Supervalu, Inc., Term Loan B	4.734%	6/02/24	BB–	89,644
15,180	Total Food & Staples Retailing				15,150,399

	Food Products – 3.7% (2.3% of Total Investments)

625	American Seafoods Group LLC, Term Loan B, (WI/DD)	TBD	TBD	BB–	627,738
970	Hearthside Group Holdings LLC, Term Loan B	4.234%	6/02/21	B1	975,456
2,291	Jacobs Douwe Egberts, Term Loan B	3.438%	7/02/22	BB	2,305,557
676	Keurig Green Mountain, Inc., Term Loan A, First Lien	2.750%	3/03/21	BBB–	676,880
498	Pinnacle Foods Finance LLC, Term Loan B	3.227%	2/02/24	BB+	500,395
4,869	US Foods, Inc., New Term Loan B	3.990%	6/27/23	BB	4,911,820
9,929	Total Food Products				9,997,846

	Health Care Equipment & Supplies – 2.5% (1.6% of Total Investments)

955	Acelity, Term Loan B	4.546%	2/02/24	B1	959,598
570	Ardent Medical Services, Inc., Term Loan B, First Lien	6.796%	8/04/21	B1	573,848
436	ConvaTec, Inc., Term Loan B	3.796%	10/25/23	BB	438,665
886	Greatbatch, Inc., Term Loan B	4.730%	10/27/22	B	891,449
3,016	Onex Carestream Finance LP, Term Loan, First Lien	5.275%	6/07/19	B+	3,018,647
973	Onex Carestream Finance LP, Term Loan, Second Lien	9.796%	12/09/19	B–	955,826
6,836	Total Health Care Equipment & Supplies				6,838,033

	Health Care Providers & Services – 4.9% (3.1% of Total Investments)

1,500	Air Medical Group Holdings, Inc., Term Loan, First Lien	5.228%	4/28/22	B	1,493,445
369	Community Health Systems, Inc., Term Loan G	3.979%	12/31/19	BB–	369,463
741	Community Health Systems, Inc., Term Loan H	4.213%	1/27/21	BB–	740,588
2,255	DaVita HealthCare Partners, Inc., Tranche B, Term Loan	3.984%	6/24/21	BBB–	2,281,202
1,126	Envision Healthcare Corporation, Term Loan B, First Lien	4.300%	12/01/23	BB–	1,134,553
764	Healogics, Inc., Term Loan, First Lien	5.320%	7/01/21	B2	612,342
1,523	Heartland Dental Care, Inc., Term Loan, First Lien, (WI/DD)	TBD	TBD	B2	1,528,250
500	Heartland Dental Care, Inc., Term Loan, Second Lien, (WI/DD)	TBD	TBD	CCC	507,500
1,927	Millennium Laboratories, Inc., Term Loan B, First Lien	7.734%	12/21/20	CCC+	1,171,969
909	MultiPlan, Inc., Term Loan B	4.296%	6/07/23	B+	916,950
201	Quorum Health Corp., Term Loan B	7.984%	4/29/22	B2	201,470
1,695	Select Medical Corporation, Tranche B, Term Loan	4.810%	3/06/24	Ba2	1,724,422
440	Vizient, Inc., New Term Loan B	4.734%	2/13/23	B+	445,975
13,950	Total Health Care Providers & Services				13,128,129

30	NUVEEN

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Health Care Technology – 1.5% (1.0% of Total Investments)

$1,134	Catalent Pharma Solutions, Inc., Term Loan B	3.984%	5/20/21	BB	$1,143,744
2,993	Emdeon, Inc., Term Loan	3.984%	3/01/24	Ba3	3,013,448
4,127	Total Health Care Technology				4,157,192

	Hotels, Restaurants & Leisure – 6.8% (4.3% of Total Investments)

3,999	Burger King Corporation, Term Loan B3	3.508%	2/16/24	Ba3	4,001,884
1,250	Caesars Entertainment Operating Company, Inc., Term Loan B, (WI/DD)	TBD	TBD	BB	1,257,619
1,930	CCM Merger, Inc., Term Loan B	3.984%	8/09/21	BB–	1,940,339
2,201	CityCenter Holdings LLC, Term Loan B	3.732%	4/18/24	BB–	2,212,918
1,277	Intrawest Resorts Holdings, Inc., Term Loan B1, (WI/DD)	TBD	TBD	B	1,285,796
675	Intrawest Resorts Holdings, Inc., Term Loan B2, (WI/DD)	TBD	TBD	B	679,016
1,470	Life Time Fitness, Inc., Term Loan B	4.234%	6/10/22	BB–	1,480,771
2,884	Scientific Games Corporation, Term Loan B4, (WI/DD)	TBD	TBD	Ba3	2,869,451
895	Seaworld Parks and Entertainment, Inc., Term Loan B5	4.296%	4/01/24	BB–	900,027
1,735	Station Casino LLC, Term Loan B	3.730%	6/08/23	BB	1,740,488
18,316	Total Hotels, Restaurants & Leisure				18,368,309

	Household Products – 0.5% (0.3% of Total Investments)

1,087	Revlon Consumer Products Corporation, Term Loan B, First Lien	4.734%	11/16/20	B1	986,048
317	Serta Simmons Holdings LLC, Term Loan, First Lien	4.773%	11/08/23	B1	318,078
1,404	Total Household Products				1,304,126

	Independent Power & Renewable Electricity Producers – 0.2% (0.1% of Total Investments)

593	Dynegy, Inc., Tranche Term Loan C1	4.484%	2/07/24	BB	596,530

	Industrial Conglomerates – 1.2% (0.7% of Total Investments)

1,923	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	5.507%	6/16/24	B	1,941,359
1,197	Foresight Energy LLC, Term Loan, First Lien	7.046%	3/28/22	B	1,158,475
3,120	Total Industrial Conglomerates				3,099,834

	Insurance – 2.0% (1.3% of Total Investments)

499	Acrisure LLC, Term Loan, First Lien	6.296%	11/22/23	B	506,231
2,293	Alliant Holdings I LLC, Term Loan B	4.564%	8/14/22	B	2,303,453
2,649	Hub International Holdings, Inc., Initial Term Loan	4.422%	10/02/20	B+	2,670,840
5,441	Total Insurance				5,480,524

	Internet and Direct Marketing Retail – 0.5% (0.3% of Total Investments)

1,431	Travelport LLC, Term Loan B, (WI/DD)	TBD	TBD	BB	1,433,996

	Internet Software & Services – 2.1% (1.4% of Total Investments)

990	Ancestry.com, Inc., Term Loan, First Lien	4.480%	10/19/23	B1	1,000,365
450	Ancestry.com, Inc., Term Loan B, Second Lien	9.480%	10/19/24	CCC+	461,250
1,247	Rackspace Hosting, Inc., Term Loan B	4.172%	11/03/23	BB+	1,256,538
1,114	Sabre, Inc., New Term Loan B	3.984%	2/22/24	Ba2	1,124,618
1,109	SkillSoft Corporation, Term Loan, Second Lien	9.484%	4/28/22	CCC	920,582
750	TierPoint LLC, Term Loan, First Lien	4.984%	5/05/24	B+	754,530
250	TierPoint LLC, Term Loan, Second Lien	8.484%	5/05/25	CCC+	255,938
5,910	Total Internet Software & Services				5,773,821

	IT Services – 1.8% (1.1% of Total Investments)

639	Engility Corporation, Repriced Term Loan B2	5.019%	8/14/23	BB–	647,614
703	Gartner, Inc., Term Loan A	3.234%	3/21/22	BB+	706,597
499	Gartner, Inc., Term Loan B	3.234%	4/05/24	BB+	503,117
197	Mitchell International, Inc., Initial Term Loan B, First Lien	4.811%	10/13/20	B1	198,280
500	PEAK 10, Inc., Term Loan B, (WI/DD)	TBD	TBD	B	502,918
280	PEAK 10, Inc., Term Loan, Second Lien, (WI/DD)	TBD	TBD	CCC+	285,425
1,250	Tempo Acquisition LLC, Term Loan B	4.227%	5/01/24	B1	1,261,719
743	WEX, Inc., Term Loan B	3.984%	7/01/23	BB–	751,677
4,811	Total IT Services				4,857,347

NUVEEN	31

NSL	Nuveen Senior Income Fund
	Portfolio of Investments (continued)	July 31, 2017

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Leisure Products – 1.3% (0.8% of Total Investments)

$1,034	24 Hour Fitness Worldwide, Inc., Term Loan B	5.046%	5/28/21	Ba3	$1,033,114
1,270	Academy, Ltd., Term Loan B	5.242%	7/01/22	B2	1,002,456
1,006	Equinox Holdings, Inc., Term Loan, First Lien	4.484%	3/08/24	B+	1,015,609
498	Four Seasons Holdings, Inc., Term Loan B	3.734%	11/30/23	BB	502,281
3,808	Total Leisure Products				3,553,460

	Life Sciences Tools & Services – 0.5% (0.3% of Total Investments)

390	Inventiv Health, Inc., Term Loan B, (WI/DD)	TBD	TBD	BB+	393,015
973	Patheon, Inc., New Term Loan, First Lien	4.504%	4/22/24	B	976,512
1,363	Total Life Sciences Tools & Services				1,369,527

	Machinery – 0.5% (0.3% of Total Investments)

846	Gates Global LLC, Initial Dollar Term Loan B1	4.546%	4/01/24	B+	854,089
416	Rexnord LLC, Term Loan B, First Lien	4.046%	8/21/23	BB–	418,171
1,262	Total Machinery				1,272,260

	Marine – 0.2% (0.2% of Total Investments)

703	American Commercial Lines LLC, Term Loan B, First Lien	9.984%	11/12/20	B–	612,893

	Media – 13.2% (8.3% of Total Investments)

1,264	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.546%	7/23/21	B1	1,239,597
104	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.796%	7/25/22	CCC+	99,075
998	Affinion Group Holdings, Inc., Term Loan, First Lien	8.935%	5/10/22	B2	1,003,425
1,433	Catalina Marketing Corporation, Term Loan, First Lien	4.734%	4/09/21	B1	1,172,265
1,000	Catalina Marketing Corporation, Term Loan, Second Lien	7.984%	4/11/22	Caa1	565,835
3,456	Cequel Communications LLC, Term Loan B	3.483%	7/28/25	BB–	3,453,734
2,963	Charter Communications Operating Holdings LLC, Term Loan I, First Lien	3.484%	1/15/24	BBB–	2,985,963
2,500	Clear Channel Communications, Inc., Tranche D, Term Loan	7.984%	1/30/19	Caa1	2,029,863
2,111	Clear Channel Communications, Inc., Term Loan E	8.734%	7/30/19	Caa1	1,709,221
5,555	Cumulus Media, Inc., Term Loan B	4.490%	12/23/20	Caa1	4,481,509
1,289	Emerald Expositions Holdings, Inc., Term Loan B	4.296%	5/17/24	BB	1,308,616
1,283	Getty Images, Inc., Term Loan B, First Lien	4.796%	10/18/19	B3	1,198,781
445	Gray Television, Inc., Term Loan B2	3.551%	2/07/24	BB	448,101
970	IMG Worldwide, Inc., Term Loan, First Lien	4.490%	5/06/21	B+	978,425
588	Lions Gate Entertainment Corporation, Term Loan B	4.234%	12/08/23	Ba2	594,477
833	LSC Communications, Term Loan	7.234%	9/30/22	Ba3	841,667
1,485	McGraw-Hill Education Holdings LLC, Term Loan B	5.234%	5/02/22	Ba3	1,468,984
250	Nexstar Broadcasting Group, Term Loan, (DD1)	3.732%	1/17/24	BB+	252,356
2,045	Nexstar Broadcasting Group, Term Loan B, (DD1)	3.738%	1/17/24	Ba3	2,065,145
1,469	Springer Science & Business Media, Inc., Term Loan B9, First Lien	4.796%	8/14/20	B	1,476,485
3,740	Univision Communications, Inc., Term Loan C5	3.984%	3/15/24	BB–	3,731,268
1,000	Virgin Media Investment Holdings, Limited Term Loan I	3.976%	1/31/25	BB–	1,006,380
992	WMG Acquisition Corporation, Term Loan, First Lien	3.727%	11/01/23	Ba3	996,574
160	Yell Group PLC, PIK Term Loan B2, First Lien	8.500%	9/07/65	N/R	350,682
168	Yell Group PLC, Term Loan A2, First Lien	8.182%	9/07/21	N/R	174,548
38,101	Total Media				35,632,976

	Metals & Mining – 1.5% (0.9% of Total Investments)

875	CanAm Construction, Inc., Term Loan B	6.799%	6/29/24	B	870,625
1,265	Fairmount Minerals, Ltd., Term Loan B1, First Lien	4.796%	9/05/19	Caa1	1,184,462
844	Fairmount Minerals, Ltd., Term Loan B2, First Lien	4.796%	9/05/19	B–	794,656
1,111	Zekelman Industries, Term Loan B	4.789%	6/14/21	BB–	1,119,311
4,095	Total Metals & Mining				3,969,054

	Multiline Retail – 1.4% (0.9% of Total Investments)

750	Bass Pro Group LLC, Sale Facility, Term Loan, First Lien	6.046%	6/08/18	B+	753,986
859	Bass Pro Group LLC, Term Loan B, First Lien	4.474%	6/05/20	B+	859,274
897	Belk, Inc., Term Loan B, First Lien	6.054%	12/12/22	B	750,507

32	NUVEEN

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Multiline Retail (continued)

$830	Dollar Tree, Inc., Term Loan B2	4.250%	7/06/22	BBB–	$843,143
691	Hudson’s Bay Company, Term Loan B, First Lien	4.546%	9/30/22	BB	660,788
4,027	Total Multiline Retail				3,867,698

	Oil, Gas & Consumable Fuels – 3.4% (2.1% of Total Investments)

750	California Resources Corporation, Term Loan, (DD1)	11.601%	12/31/21	B	810,375
430	California Resources Corporation, Term Loan A, First Lien	4.234%	9/24/19	B1	413,084
328	Crestwood Holdings LLC, Term Loan B	9.228%	6/19/19	B–	324,980
120	Energy and Exploration Partners, Term Loan, Second Lien	5.000%	5/13/22	N/R	45,116
2,164	Fieldwood Energy LLC, Term Loan, First Lien, (DD1)	4.171%	10/01/18	B2	2,090,523
953	Fieldwood Energy LLC, Term Loan, First Lien	8.296%	8/31/20	B2	911,283
493	Fieldwood Energy LLC, Term Loan, Second Lien	8.421%	9/30/20	CCC–	288,828
818	Fieldwood Energy LLC, Term Loan, Second Lien	8.421%	9/30/20	B–	659,910
1,731	Harvey Gulf International Marine, Inc., Term Loan B	5.750%	6/18/20	CCC–	728,591
1,485	Peabody Energy Corporation, Term Loan B	5.734%	3/31/22	Ba3	1,502,453
1,813	Seadrill Partners LLC, Initial Term Loan	4.296%	2/21/21	CCC+	1,247,690
26	Southcross Holdings Borrower L.P., Term Loan B, First Lien	3.500%	4/13/23	CCC+	23,099
11,111	Total Oil, Gas & Consumable Fuels				9,045,932

	Pharmaceuticals – 2.7% (1.7% of Total Investments)

1,367	Concordia Healthcare Corporation, Term Loan B, First Lien, (DD1)	5.501%	10/21/21	CCC+	1,019,592
2,993	Grifols, Inc., Term Loan B	3.444%	1/31/25	BB	3,011,981
3,239	Pharmaceutical Product Development, Inc., Term Loan, First Lien	4.017%	8/18/22	Ba3	3,264,605
71	Valeant Pharmaceuticals International, Inc., Series F3, Tranche B, Term Loan	5.980%	4/01/22	BB–	72,356
7,670	Total Pharmaceuticals				7,368,534

	Professional Services – 0.9% (0.6% of Total Investments)

1,150	Ceridian Corporation, Term Loan B2	4.734%	9/15/20	Ba3	1,151,535
1,275	Nielsen Finance LLC, Term Loan B4	3.224%	10/04/23	BBB–	1,279,206
2,425	Total Professional Services				2,430,741

	Real Estate Management & Development – 0.7% (0.5% of Total Investments)

1,861	Capital Automotive LP, Term Loan, Second Lien	7.240%	3/24/25	B3	1,899,847

	Road & Rail – 0.4% (0.2% of Total Investments)

985	Quality Distribution, Incremental Term Loan, First Lien	6.796%	8/18/22	B2	954,219

	Semiconductors & Semiconductor Equipment – 2.0% (1.2% of Total Investments)

729	Cypress Semiconductor Corp, Term Loan B, (DD1)	3.980%	7/19/21	BB	734,182
708	Lumileds, Term Loan, First Lien	5.796%	3/17/24	Ba3	719,291
990	Micron Technology, Inc., New Term Loan B	3.800%	4/26/22	Baa2	1,000,524
1,106	Microsemi Corporation, Term Loan B	3.553%	1/17/23	BB	1,111,482
1,702	On Semiconductor Corp., New Term Loan B	3.484%	3/31/23	Ba1	1,710,872
5,235	Total Semiconductors & Semiconductor Equipment				5,276,351

	Software – 12.3% (7.7% of Total Investments)

1,155	Blackboard, Inc., Term Loan B4	6.304%	6/30/21	B+	1,150,035
2,086	BMC Software, Inc., Initial Term Loan B1, (DD1)	5.234%	9/10/22	B+	2,103,889
622	Computer Sciences Government Services, Term Loan B	3.296%	11/30/23	BB+	624,000
2,376	Compuware Corporation, Term Loan B2, First Lien	5.550%	12/15/21	B	2,390,530
602	Compuware Corporation, Term Loan, Second Lien	9.550%	12/15/22	B–	609,933
1,696	Ellucian, Term Loan B, First Lien	4.546%	9/30/22	B	1,701,644
4,816	Infor (US), Inc., Term Loan B	4.046%	2/01/22	B1	4,825,636
1,481	Informatica Corp., Term Loan B	4.796%	8/05/22	B	1,488,616
995	Kronos Incorporated, Term Loan, First Lien	4.680%	11/01/23	B	1,008,071
645	Micro Focus International PLC, New Term Loan	3.979%	6/21/24	BB–	646,403
4,355	Micro Focus International PLC, Term Loan B	4.030%	4/21/24	BB–	4,365,322
1,892	Micro Focus International PLC, Term Loan B2	3.811%	11/19/21	BB–	1,895,665
1,105	Misys, New Term Loan, Second Lien	8.459%	4/28/25	CCC+	1,137,766

NUVEEN	33

NSL	Nuveen Senior Income Fund
	Portfolio of Investments (continued)	July 31, 2017

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Software (continued)

$1,842	Misys, New Term Loan, First Lien	4.736%	6/13/24	B	$1,858,672
995	RP Crown Parent LLC, Term Loan B, First Lien	4.734%	10/12/23	B1	1,008,373
1,196	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., 2017 Refinancing New Term Loan B1	3.484%	7/08/22	BB+	1,204,955
68	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., 2017 Refinancing New Term Loan B2	3.484%	7/08/22	BB+	68,242
3,690	Tibco Software, Inc., Term Loan, First Lien	4.730%	12/04/20	B	3,718,912
372	Vertafore, Inc., Term Loan, First Lien	4.546%	6/30/23	B	374,746
968	Vertiv Co., New Term Loan B	5.234%	11/30/23	Ba3	978,259
32,957	Total Software				33,159,669

	Specialty Retail – 1.1% (0.7% of Total Investments)

1,096	Gardner Denver, Inc., Term Loan	4.546%	7/30/20	B+	1,103,093
1,467	Petco Animal Supplies, Inc., Term Loan B1	4.311%	1/26/23	B1	1,333,174
409	Petsmart Inc., Term Loan B, First Lien	4.230%	3/11/22	Ba3	387,719
2,972	Total Specialty Retail				2,823,986

	Technology Hardware, Storage & Peripherals – 8.1% (5.1% of Total Investments)

652	Conduent, Inc., Term Loan B	5.234%	12/07/23	BB+	661,115
7,307	Dell International LLC, New Term Loan B	3.740%	9/07/23	BBB–	7,358,902
3,850	Dell International LLC, Term Loan A2, First Lien	3.490%	9/07/21	BBB–	3,864,438
2,000	Dell International LLC, Term Loan A3, First Lien	3.240%	12/31/18	BBB–	2,003,750
972	Dell Software Group, Term Loan B	7.257%	10/31/22	B1	990,192
6,945	Western Digital, Inc., New Term Loan B	3.983%	4/29/23	BBB–	7,006,599
21,726	Total Technology Hardware, Storage & Peripherals				21,884,996

	Textiles, Apparel & Luxury Goods – 0.2% (0.1% of Total Investments)

107	Gymboree Corporation, DIP Term Loan	5.000%	12/12/17	N/R	39,344
53	Gymboree Corporation, DIP Term Loan, (16)	13.226%	12/12/17	D	53,302
1,064	Gymboree Corporation, Term Loan, (5)	3.500%	2/23/18	N/R	392,735
1,224	Total Textiles, Apparel & Luxury Goods				485,381

	Trading Companies & Distributors – 3.1% (2.0% of Total Investments)

4,727	Avolon, Term Loan B2	3.978%	3/21/22	BBB–	4,732,908
810	HD Supply Waterworks, Ltd., Term Loan B, (WI/DD)	TBD	TBD	B+	816,581
1,955	HD Supply, Inc., Term Loan B	4.046%	8/13/21	BB	1,966,449
807	Neff Rental/Neff Finance Closing Date Loan, Second Lien	7.664%	6/09/21	B–	812,191
8,299	Total Trading Companies & Distributors				8,328,129

	Transportation Infrastructure – 0.5% (0.3% of Total Investments)

65	Ceva Group PLC, Canadian Term Loan	6.814%	3/19/21	B–	61,443
379	Ceva Group PLC, Dutch B.V., Term Loan	6.814%	3/19/21	B–	356,367
371	Ceva Group PLC, Synthetic Letter of Credit Term Loan	6.500%	3/19/21	B–	349,277
523	Ceva Group PLC, US Term Loan	6.814%	3/19/21	B–	491,541
1,338	Total Transportation Infrastructure				1,258,628

	Wireless Telecommunication Services – 3.7% (2.3% of Total Investments)

830	Asurion LLC, Term Loan B4	3.989%	8/04/22	Ba3	829,553
760	Asurion LLC, Term Loan B5	4.234%	11/03/23	Ba3	767,144
5,486	Sprint Corporation, Term Loan, First Lien	3.750%	2/02/24	Ba2	5,512,310
1,173	Syniverse Holdings, Inc., Initial Term Loan B, First Lien	4.311%	4/23/19	B	1,134,877
652	Syniverse Technologies, Inc., Tranche B, Term Loan	4.296%	4/23/19	B	628,828
1,000	UPC Financing Partnership, Term Loan, First Lien	3.976%	4/15/25	BB	1,006,460
9,901	Total Wireless Telecommunication Services				9,879,172
$367,445	Total Variable Rate Senior Loan Interests (cost $364,195,517)				358,463,115

34	NUVEEN

Shares	Description (1)				Value

	COMMON STOCKS – 2.1% (1.3% of Total Investments)

	Banks – 1.0% (0.6% of Total Investments)

30,025	BLB Worldwide Holdings Inc., (6)				$2,679,731

	Diversified Consumer Services – 0.2% (0.1% of Total Investments)

53,514	Cengage Learning Holdings II LP, (6)				405,797
1,562,493	Education Management Corporation, (6), (7)				156
	Total Diversified Consumer Services				405,953

	Energy Equipment & Services – 0.6% (0.4% of Total Investments)

39,988	C&J Energy Services Inc., (6)				1,293,212
1,961	Vantage Drill International, (6)				331,409
	Total Energy Equipment & Services				1,624,621

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

38,382	Millenium Health LLC, (6)				57,573

	Media – 0.2% (0.2% of Total Investments)

566,373	Hibu PLC, (6), (8)				1
6,268	Metro-Goldwyn-Mayer, (6)				589,712
14,825	Tribune Media Company, (8)				—
	Total Media				589,713

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

54	Energy and Exploration Partners, Inc., (6), (8)				—
27	Southcross Holdings Borrower LP, (6)				18,630
	Total Oil, Gas & Consumable Fuels				18,630

	Semiconductors & Semiconductor Equipment – 0.1% (0.0% of Total Investments)

10,055	Smart Global Holdings, Inc., (6), (8)				153,600
	Total Common Stocks (cost $7,302,553)				5,529,821

Shares	Description (1)	Coupon		Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.0% (0.0% of Total Investments)

	Diversified Consumer Services – 0.0% (0.0% of Total Investments)

1,738	Education Management Corporation, (7)	7.500%		N/R	$—
	Total $25 Par (or similar) Retail Preferred (cost $4,218)				—

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 19.5% (12.3% of Total Investments)

	Communications Equipment – 0.1% (0.1% of Total Investments)

$115	Avaya Inc., 144A, (5)	7.000%	4/01/19	N/R	$94,875
2,895	Avaya Inc., 144A, (5)	10.500%	3/01/21	N/R	260,550
3,010	Total Communications Equipment				355,425

	Diversified Telecommunication Services – 3.3% (2.1% of Total Investments)

1,680	Inelsat Connect Finance SA, 144A	12.500%	4/01/22	CCC–	1,610,700
2,815	IntelSat Jackson Holdings	5.500%	8/01/23	CCC+	2,427,937
215	IntelSat Limited	6.750%	6/01/18	CCC–	210,700
4,284	IntelSat Limited	7.750%	6/01/21	CCC–	2,741,760
3,000	IntelSat Limited	8.125%	6/01/23	CCC–	1,857,000
11,994	Total Diversified Telecommunication Services				8,848,097

NUVEEN	35

NSL	Nuveen Senior Income Fund
	Portfolio of Investments (continued)	July 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Equity Real Estate Investment Trusts – 0.3% (0.2% of Total Investments)

$750	iStar Inc.	4.000%	11/01/17	BB	$750,938
90	Walter Investment Management Corporation	7.875%	12/15/21	Caa3	51,750
840	Total Equity Real Estate Investment Trusts				802,688

	Health Care Equipment & Supplies – 1.4% (0.9% of Total Investments)

3,500	Tenet Healthcare Corporation	6.000%	10/01/20	BB–	3,749,375

	Health Care Providers & Services – 1.7% (1.0% of Total Investments)

3,500	HCA Inc.	6.500%	2/15/20	BBB–	3,823,750
600	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	602,250
4,100	Total Health Care Providers & Services				4,426,000

	Hotels, Restaurants & Leisure – 1.7% (1.1% of Total Investments)

1,500	Scientific Games Corporation, 144A	7.000%	1/01/22	Ba3	1,597,500
2,650	Scientific Games International Inc.	10.000%	12/01/22	B–	2,954,750
4,150	Total Hotels, Restaurants & Leisure				4,552,250

	Household Durables – 0.5% (0.3% of Total Investments)

1,410	Lennar Corporation	4.125%	12/01/18	Ba1	1,440,844

	Media – 4.2% (2.6% of Total Investments)

100	Charter Communications Operating LLC/ Charter Communications Operating Capital Corporation	3.579%	7/23/20	BBB–	103,172
6,532	Clear Channel Communications Inc., (5), (8)	12.000%	8/01/21	N/R	—
1,417	Dish DBS Corporation	5.125%	5/01/20	Ba3	1,487,566
1,000	Dish DBS Corporation	5.875%	11/15/24	Ba3	1,085,000
1,000	Hughes Satellite Systems Corporation	6.500%	6/15/19	BBB–	1,076,250
1,524	iHeartCommunications, Inc., 144A	11.250%	3/01/21	Caa1	1,135,380
2,872	iHeartCommunications, Inc.	9.000%	12/15/19	Caa1	2,319,140
7,348	iHeartCommunications, Inc., PIK	14.000%	2/01/21	Ca	1,763,444
3,050	iHeartCommunications, Inc.	9.000%	3/01/21	Caa1	2,272,250
24,843	Total Media				11,242,202

	Oil, Gas & Consumable Fuels – 1.4% (0.9% of Total Investments)

1,240	California Resources Corporation, 144A	8.000%	12/15/22	CCC+	792,050
400	Denbury Resources Inc.	6.375%	8/15/21	CCC+	233,000
1,000	Denbury Resources Inc.	5.500%	5/01/22	CCC+	540,000
400	Everest Acquisition LLC Finance	9.375%	5/01/20	Caa2	340,500
1,800	FTS International Inc., 144A	8.463%	6/15/20	B	1,827,000
4,840	Total Oil, Gas & Consumable Fuels				3,732,550

	Pharmaceuticals – 0.0% (0.0% of Total Investments)

300	Concordia Healthcare Corporation, 144A	7.000%	4/15/23	CCC–	54,000

	Semiconductors & Semiconductor Equipment – 0.3% (0.2% of Total Investments)

761	Advanced Micro Devices, Inc.	7.500%	8/15/22	B–	856,125

	Software – 1.7% (1.1% of Total Investments)

2,330	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	2,405,725
700	Boxer Parent Company Inc./BMC Software, 144A, PIK	9.000%	10/15/19	CCC+	701,750
1,475	Infor Us Inc., 144A	5.750%	8/15/20	BB	1,519,250
4,505	Total Software				4,626,725

	Technology Hardware, Storage & Peripherals – 1.0% (0.6% of Total Investments)

1,000	Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 144A	5.875%	6/15/21	BB+	1,048,750
1,475	Western Digital Corporation, 144A	7.375%	4/01/23	BBB–	1,618,813
2,475	Total Technology Hardware, Storage & Peripherals				2,667,563

36	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Wireless Telecommunication Services – 1.9% (1.2% of Total Investments)

$1,000	Sprint Capital Corporation	6.900%	5/01/19	B+	$1,063,750
850	Sprint Communications Inc.	7.000%	8/15/20	B+	928,625
500	Sprint Corporation	7.875%	9/15/23	B+	567,500
2,000	Sprint Corporation	7.125%	6/15/24	B+	2,192,500
400	Syniverse Foreign Holdings Corporation, 144A	9.125%	1/15/22	B	401,000
75	T-Mobile USA Inc.	6.836%	4/28/23	BB	79,594
4,825	Total Wireless Telecommunication Services				5,232,969
$71,553	Total Corporate Bonds (cost $58,430,419)				52,586,813

Shares	Description (1)				Value

	WARRANTS – 0.0% (0.0% of Total Investments)

12,603	Smart Modular Technology, Inc., (8)				$—
	Total Warrants (cost $0)				—
	Total Long-Term Investments (cost $429,932,707)				416,579,749

Shares	Description (1)				Value

	SHORT-TERM INVESTMENTS – 4.7% (2.9% of Total Investments)

	INVESTMENT COMPANIES – 4.7% (2.9% of Total Investments)

12,581,320	BlackRock Liquidity Funds T-Fund Portfolio, (9)				$12,581,320
	Total Short-Term Investments (cost $12,581,320)				12,581,320
	Total Investments (cost $442,514,027) – 159.5%				429,161,069
	Borrowings – (42.4)% (10), (11)				(114,000,000)
	Term Preferred Shares, net of deferred offering costs – (15.7)% (12)				(42,224,191)
	Other Assets Less Liabilities – (1.4)% (13)				(3,853,632)
	Net Assets Applicable to Common Shares – 100%				$269,083,246

Investments in Derivatives as of July 31, 2017

Interest Rate Swaps (OTC Uncleared)

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)		Fixed Rate Payment Frequency	Termination Date		Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$43,000,000	Pay	1-Month USD-LIBOR-ICE	2.000	% (14)	Monthly	11/01/21	(15)	$(548,335)

NUVEEN	37

NSL	Nuveen Senior Income Fund
	Portfolio of Investments (continued)	July 31, 2017

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(7)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at the http:// www.sec.gov.

(10)	Borrowings as a percentage of Total Investments is 26.6%.

(11)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(12)	Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 9.8%.

(13)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(14)	Effective November 1, 2019, the fixed rate paid by the Fund will increase according to a predetermined schedule as specified in the swap contract. Additionally, this fixed rate increase will continue to occur every twelve months on specific dates through the swap contract’s termination date.

(15)	This interest rate swap has an optional early termination date beginning on November 1, 2018 and monthly thereafter through the termination date as specified in the swap contract.

(16)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 8 – Senior Loan Commitments for more information.

(DD1)	Portion of investment purchased on a delayed delivery basis.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

PIK	All or a portion of this security is payment-in-kind.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange.

See accompanying notes to financial statements.

38	NUVEEN

JFR

Nuveen Floating Rate Income Fund
Portfolio of Investments	July 31, 2017

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 150.3% (95.0% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 122.7% (77.6% of Total Investments) (4)

	Aerospace & Defense – 2.3% (1.5% of Total Investments)

$7,707	Sequa Corporation, Term Loan, First Lien	6.814%	11/28/21	B–	$7,787,623
2,654	Sequa Corporation, Term Loan, Second Lien	10.314%	4/26/22	CCC	2,720,079
990	Transdigm, Inc., Extend Term Loan F	4.234%	6/07/23	Ba2	996,291
2,936	Transdigm, Inc., Term Loan E, First Lien	4.255%	5/14/22	Ba2	2,952,626
920	Transdigm, Inc., Tranche C Term Loan	4.285%	2/28/20	Ba2	924,981
15,207	Total Aerospace & Defense				15,381,600

	Air Freight & Logistics – 0.7% (0.5% of Total Investments)

884	Americold Realty Operating Partnership, Term Loan B	4.984%	12/01/22	BB	897,000
1,744	PAE Holding Corporation, Term Loan B	6.734%	10/20/22	B+	1,763,512
2,166	XPO Logistics, Inc., Refinanced Term Loan	3.554%	11/01/21	Ba1	2,177,307
4,794	Total Air Freight & Logistics				4,837,819

	Airlines – 1.8% (1.1% of Total Investments)

3,354	American Airlines, Inc., Replacement Term Loan	3.233%	6/27/20	BB+	3,363,428
2,940	American Airlines, Inc., Replacement Term Loan	3.226%	10/10/21	BB+	2,949,599
5,365	American Airlines, Inc., Term Loan B	3.726%	12/14/23	BB+	5,399,202
11,659	Total Airlines				11,712,229

	Auto Components – 0.6% (0.4% of Total Investments)

1,250	DexKo Global, Inc., Term Loan, First Lien	5.313%	7/13/24	B1	1,267,188
707	Horizon Global Corporation, Term Loan B	5.734%	6/30/21	B+	714,339
2,000	Superior Industries International, Inc., Term Loan B	5.787%	6/14/24	B1	2,015,000
3,957	Total Auto Components				3,996,527

	Automobiles – 2.0% (1.3% of Total Investments)

4,588	Chrysler Group LLC, Term Loan	3.230%	12/31/18	BBB–	4,619,150
8,731	Formula One Group, Term Loan B, (DD1)	4.504%	2/01/24	B	8,787,929
13,319	Total Automobiles				13,407,079

	Building Products – 0.6% (0.4% of Total Investments)

3,980	Quikrete Holdings, Inc., Term Loan B	3.984%	11/15/23	BB–	3,999,223

	Capital Markets – 0.3% (0.2% of Total Investments)

2,000	RPI Finance Trust, Term Loan B6	3.296%	3/27/23	Baa2	2,012,500

	Chemicals – 1.5% (1.0% of Total Investments)

585	Ineos US Finance LLC, New 2022 Dollar Term Loan	4.007%	3/31/22	Ba2	589,049
653	Ineos US Finance LLC, New 2024 Dollar Term Loan	4.007%	4/01/24	Ba2	658,041
2,319	Mineral Technologies, Inc., Term Loan B2	4.750%	5/07/21	BB+	2,350,742
1,975	OM Group, Inc., Term Loan B, First Lien	6.296%	2/21/24	B	2,004,676
4,443	Univar, Inc., Term Loan B	3.984%	7/01/22	BB	4,473,862
9,975	Total Chemicals				10,076,370

	Commercial Services & Supplies – 3.4% (2.1% of Total Investments)

737	ADS Waste Holdings, Inc., Term Loan B, First Lien	3.944%	11/10/23	BB	743,797
824	Education Management LLC, Tranche A, Term Loan, (5)	5.804%	7/02/20	N/R	374,016
1,567	Education Management LLC, Tranche B, Term Loan, (5)	8.804%	7/02/20	N/R	33,301
1,493	Fort Dearborn Holding Company, Inc., Term Loan, First Lien	5.298%	10/19/23	B2	1,499,030
4,498	iQor US, Inc., Term Loan, First Lien	6.299%	4/01/21	B	4,486,233
500	iQor US, Inc., Term Loan, Second Lien	10.049%	4/01/22	CCC+	483,750
1,165	KAR Auction Services, Inc., Term Loan B5	3.813%	3/09/23	Ba2	1,174,498

NUVEEN	39

JFR	Nuveen Floating Rate Income Fund
	Portfolio of Investments (continued)	July 31, 2017

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Commercial Services & Supplies (continued)

$3,474	Monitronics International, Inc., Term Loan B2, First Lien	6.796%	9/30/22	B2	$3,518,978
3,331	Protection One, Inc., Term Loan	3.984%	5/02/22	BB–	3,353,962
3,268	Skillsoft Corporation, Initial Term Loan, First Lien	5.984%	4/28/21	B–	3,079,092
1,975	Universal Services of America, Initial Term Loan, First Lien	5.046%	7/28/22	B+	1,981,794
1,750	Universal Services of America, Term Loan, Second Lien	9.811%	7/28/23	B–	1,751,645
24,582	Total Commercial Services & Supplies				22,480,096

	Communications Equipment – 2.3% (1.5% of Total Investments)

2,234	Avaya, Inc., DIP Term Loan	8.729%	1/24/18	Baa3	2,301,457
6,724	Avaya, Inc., Term Loan B3, (5)	6.460%	10/26/17	N/R	5,493,826
1,060	Avaya, Inc., Term Loan B6	6.500%	3/31/18	N/R	866,351
2,313	Avaya, Inc., Term Loan B7, (5)	6.460%	5/29/20	N/R	1,898,466
1,588	Colorado Buyer, Inc., Term Loan, First Lien	4.170%	5/01/24	Ba3	1,604,777
1,094	Colorado Buyer, Inc., Term Loan, Second Lien	8.420%	5/01/25	B3	1,111,977
2,252	Riverbed Technology, Inc., Term Loan B, First Lien	4.490%	4/24/22	B+	2,225,427
17,265	Total Communications Equipment				15,502,281

	Consumer Finance – 1.9% (1.2% of Total Investments)

10,324	First Data Corporation, Term Loan B	3.727%	4/26/24	BB	10,393,015
2,290	First Data Corporation, Term Loan, First Lien	3.477%	7/10/22	BB	2,299,893
12,614	Total Consumer Finance				12,692,908

	Containers & Packaging – 0.8% (0.5% of Total Investments)

1,488	Berry Plastics Holding Corporation, Term Loan I	3.730%	10/01/22	BB	1,496,456
3,842	Reynolds Group Holdings, Inc., Term Loan, First Lien	4.234%	2/05/23	B+	3,862,946
5,330	Total Containers & Packaging				5,359,402

	Diversified Consumer Services – 3.5% (2.2% of Total Investments)

5,813	Cengage Learning Acquisitions, Inc., Term Loan B	5.474%	6/07/23	B+	5,509,702
10,313	Hilton Hotels Corporation, Term Loan B2	3.232%	10/25/23	BBB–	10,373,689
4,116	Houghton Mifflin, Term Loan B, First Lien	4.234%	5/28/21	B+	3,996,049
2,993	Laureate Education, Inc., New Term Loan	5.734%	4/20/24	B	3,033,647
23,235	Total Diversified Consumer Services				22,913,087

	Diversified Financial Services – 1.9% (1.2% of Total Investments)

2,757	Citco III Limited, Term Loan	4.234%	3/31/22	N/R	2,788,485
1,762	Freedom Mortgage Corporation, Initial Term Loan	6.862%	2/23/22	BB–	1,790,161
2,173	MGM Growth Properties, Term Loan B	3.484%	4/25/23	BB+	2,183,916
1,424	MJ Acquisition Corp., Term Loan, First Lien	4.211%	6/01/22	B+	1,436,574
4,138	Veritas US, Inc., Term Loan B1	5.796%	1/27/23	B+	4,193,920
12,254	Total Diversified Financial Services				12,393,056

	Diversified Telecommunication Services – 9.1% (5.7% of Total Investments)

8,000	CenturyLink, Inc., Term Loan B	2.750%	1/31/25	BBB–	7,903,120
1,489	DTI Holdings, Inc., Term Loan B, First Lien	6.561%	10/02/23	B	1,457,114
7,569	Frontier Communications Corporation, Term Loan B	4.980%	1/14/20	BB	7,292,799
4,477	Greeneden U.S. Holdings II LLC, Term Loan B	5.007%	12/01/23	B2	4,516,701
12,066	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan	4.000%	6/30/19	B1	12,051,102
6,132	Level 3 Financing, Inc., Tranche B, Term Loan	3.479%	2/22/24	BBB–	6,165,214
635	Presidio, Inc., Term Loan, First Lien	4.548%	2/02/22	B+	640,027
8,333	WideOpenWest Finance LLC, Term Loan B	4.452%	8/18/23	B	8,350,414
12,000	Ziggo B.V., Term Loan E	3.726%	4/15/25	BB–	12,031,380
60,701	Total Diversified Telecommunication Services				60,407,871

	Electric Utilities – 1.5% (0.9% of Total Investments)

917	EFS Cogen Holdings LLC, Term Loan B	4.800%	6/28/23	BB	928,274
3,784	Energy Future Intermediate Holding Company, DIP Term Loan	4.233%	7/02/18	BB	3,816,830
958	Helix Generation, Term Loan B	4.960%	3/10/24	BB	969,051
3,241	Vistra Operations Co., Term Loan B	3.982%	8/04/23	BB+	3,256,462
743	Vistra Operations Co., Term Loan C	3.977%	8/04/23	Ba2	746,434
9,643	Total Electric Utilities				9,717,051

40	NUVEEN

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Electrical Equipment – 0.2% (0.2% of Total Investments)

$1,615	Zebra Technologies Corporation, Term Loan B	3.314%	10/24/21	BB	$1,623,394

	Electronic Equipment, Instruments & Components – 0.8% (0.5% of Total Investments)

2,679	SMART Modular Technologies, Inc., Term Loan	9.250%	8/26/19	B	2,672,324
2,449	TTM Technologies, Inc., New Term Loan	5.484%	5/31/21	BB–	2,488,657
5,128	Total Electronic Equipment, Instruments & Components				5,160,981

	Energy Equipment & Services – 0.4% (0.2% of Total Investments)

648	Dynamic Energy Services International LLC, Term Loan	14.679%	3/06/18	N/R	226,749
3,359	Ocean Rigs, Inc., Term Loan B1, (5)	8.250%	3/31/21	CCC–	2,351,646
4,007	Total Energy Equipment & Services				2,578,395

	Equity Real Estate Investment Trusts – 2.5% (1.6% of Total Investments)

6,420	Communications Sales & Leasing, Inc., Shortfall Term Loan	4.234%	10/24/22	BB–	6,441,657
1,872	Realogy Group LLC, Term Loan B	3.484%	7/20/22	BB+	1,884,064
9,018	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.984%	12/18/20	Caa1	8,309,962
17,310	Total Equity Real Estate Investment Trusts				16,635,683

	Food & Staples Retailing – 5.5% (3.5% of Total Investments)

22,412	Albertson’s LLC, Term Loan B4	3.984%	8/25/21	BB	22,389,208
2,978	Albertson’s LLC, Term Loan B5	4.293%	12/21/22	BB	2,978,747
3,022	Albertson’s LLC, Term Loan B6	4.251%	6/22/23	BB	3,024,058
1,372	BJ’s Wholesale Club, Inc., Term Loan B, First Lien	4.968%	2/03/24	B–	1,345,677
724	Del Monte Foods Company, Term Loan, First Lien	4.430%	2/18/21	CCC+	568,596
1,500	Rite Aid Corporation, Tranche 1, Term Loan, Second Lien	5.990%	8/21/20	BB–	1,522,500
2,975	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	5.115%	6/21/21	BB–	2,995,453
1,493	Save-A-Lot, Term Loan B	7.234%	12/05/23	B	1,471,045
173	Supervalu, Inc., Delayed Draw, Term Loan B	4.734%	6/02/24	BB–	172,329
289	Supervalu, Inc., Term Loan B	4.734%	6/02/24	BB–	287,215
36,938	Total Food & Staples Retailing				36,754,828

	Food Products – 3.9% (2.5% of Total Investments)

1,375	American Seafoods Group LLC, Term Loan B, (WI/DD)	TBD	TBD	BB–	1,381,023
1,940	Hearthside Group Holdings LLC, Term Loan B	4.234%	6/02/21	B1	1,950,913
4,010	Jacobs Douwe Egberts, Term Loan B	3.438%	7/02/22	BB	4,034,724
1,352	Keurig Green Mountain, Inc., Term Loan A, First Lien	2.750%	3/03/21	BBB–	1,353,760
5,071	Pinnacle Foods Finance LLC, Term Loan B	3.227%	2/02/24	BB+	5,100,689
12,261	US Foods, Inc., New Term Loan B	3.990%	6/27/23	BB	12,368,905
26,009	Total Food Products				26,190,014

	Health Care Equipment & Supplies – 1.9% (1.2% of Total Investments)

2,077	Acelity, Term Loan B	4.546%	2/02/24	B1	2,086,821
570	Ardent Medical Services, Inc., Term Loan B, First Lien	6.796%	8/04/21	B1	573,848
1,090	ConvaTec, Inc., Term Loan B	3.796%	10/25/23	BB	1,096,661
1,772	Greatbatch, Inc., Term Loan B	4.730%	10/27/22	B	1,782,899
4,524	Onex Carestream Finance LP, Term Loan, First Lien	5.275%	6/07/19	B+	4,527,971
2,553	Onex Carestream Finance LP, Term Loan, Second Lien	9.796%	12/09/19	B–	2,509,043
12,586	Total Health Care Equipment & Supplies				12,577,243

	Health Care Providers & Services – 4.5% (2.9% of Total Investments)

1,950	Acadia Healthcare, Inc., Term Loan B1	3.984%	5/11/22	Ba2	1,969,812
3,200	Air Medical Group Holdings, Inc., Term Loan, First Lien	5.228%	4/28/22	B	3,186,016
1,217	Community Health Systems, Inc., Term Loan G	3.979%	12/31/19	BB–	1,219,078
2,444	Community Health Systems, Inc., Term Loan H	4.213%	1/27/21	BB–	2,443,641
3,552	DaVita HealthCare Partners, Inc., Tranche B, Term Loan	3.984%	6/24/21	BBB–	3,592,448
1,777	Envision Healthcare Corporation, Term Loan B, First Lien	4.300%	12/01/23	BB–	1,791,175
984	HCA, Inc., Term Loan B9	3.234%	3/18/23	BBB–	990,378
1,911	Healogics, Inc., Term Loan, First Lien	5.320%	7/01/21	B2	1,530,856
3,250	Heartland Dental Care, Inc., Term Loan, First Lien, (WI/DD)	TBD	TBD	B2	3,259,698

NUVEEN	41

JFR	Nuveen Floating Rate Income Fund
	Portfolio of Investments (continued)	July 31, 2017

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Health Care Providers & Services (continued)

$2,000	Heartland Dental Care, Inc., Term Loan, Second Lien, (WI/DD)	TBD	TBD	CCC	$2,030,000
3,717	Millennium Laboratories, Inc., Term Loan B, First Lien	7.734%	12/21/20	CCC+	2,261,352
1,364	MultiPlan, Inc., Term Loan B	4.296%	6/07/23	B+	1,375,425
457	Quorum Health Corp., Term Loan B	7.984%	4/29/22	B2	457,752
2,911	Select Medical Corporation, Tranche B, Term Loan	4.810%	3/06/24	Ba2	2,962,101
1,100	Vizient, Inc., New Term Loan B	4.734%	2/13/23	B+	1,114,939
31,834	Total Health Care Providers & Services				30,184,671

	Health Care Technology – 1.7% (1.1% of Total Investments)

4,386	Catalent Pharma Solutions, Inc., Term Loan B	3.984%	5/20/21	BB	4,423,891
6,983	Emdeon, Inc., Term Loan	3.984%	3/01/24	Ba3	7,031,378
11,369	Total Health Care Technology				11,455,269

	Hotels, Restaurants & Leisure – 6.2% (3.9% of Total Investments)

13,186	Burger King Corporation, Term Loan B3	3.508%	2/16/24	Ba3	13,196,840
2,250	Caesars Entertainment Operating Company, Inc., Term Loan B, (WI/DD)	TBD	TBD	BB	2,263,714
2,465	CCM Merger, Inc., Term Loan B	3.984%	8/09/21	BB–	2,478,293
4,652	CityCenter Holdings LLC, Term Loan B	3.732%	4/18/24	BB–	4,676,963
2,129	Intrawest Resorts Holdings, Inc., Term Loan B1, (WI/DD)	TBD	TBD	B	2,142,994
1,124	Intrawest Resorts Holdings, Inc., Term Loan B2, (WI/DD)	TBD	TBD	B	1,131,693
2,205	Life Time Fitness, Inc., Term Loan B	4.234%	6/10/22	BB–	2,221,156
6,129	Scientific Games Corporation, Term Loan B4, (WI/DD)	TBD	TBD	Ba3	6,098,295
3,223	Seaworld Parks and Entertainment, Inc., Term Loan B5	4.296%	4/01/24	BB–	3,240,687
3,470	Station Casino LLC, Term Loan B	3.730%	6/08/23	BB	3,480,975
40,833	Total Hotels, Restaurants & Leisure				40,931,610

	Household Products – 0.6% (0.4% of Total Investments)

2,174	Revlon Consumer Products Corporation, Term Loan B, First Lien	4.734%	11/16/20	B1	1,972,097
1,744	Serta Simmons Holdings LLC, Term Loan, First Lien	4.773%	11/08/23	B1	1,749,430
3,918	Total Household Products				3,721,527

	Independent Power & Renewable Electricity Producers – 0.2% (0.1% of Total Investments)

1,260	Dynegy, Inc., Tranche Term Loan C1	4.484%	2/07/24	BB	1,267,626

	Industrial Conglomerates – 0.9% (0.6% of Total Investments)

3,505	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	5.507%	6/16/24	B	3,539,293
2,344	Foresight Energy LLC, Term Loan, First Lien	7.046%	3/28/22	B	2,268,679
5,849	Total Industrial Conglomerates				5,807,972

	Insurance – 1.8% (1.2% of Total Investments)

998	Acrisure LLC, Term Loan, First Lien	6.296%	11/22/23	B	1,012,463
5,233	Alliant Holdings I LLC, Term Loan B	4.564%	8/14/22	B	5,257,106
5,781	Hub International Holdings, Inc., Initial Term Loan	4.422%	10/02/20	B+	5,828,174
12,012	Total Insurance				12,097,743

	Internet and Direct Marketing Retail – 0.6% (0.4% of Total Investments)

4,055	Travelport LLC, Term Loan B, (WI/DD)	TBD	TBD	B+	4,064,188

	Internet Software & Services – 2.0% (1.2% of Total Investments)

1,980	Ancestry.com, Inc., Term Loan, First Lien	4.480%	10/19/23	B1	2,000,731
900	Ancestry.com, Inc., Term Loan B, Second Lien	9.480%	10/19/24	CCC+	922,500
1,995	Rackspace Hosting, Inc., Term Loan B	4.172%	11/03/23	BB+	2,010,461
3,678	Sabre, Inc., New Term Loan B	3.984%	2/22/24	Ba2	3,712,885
2,448	SkillSoft Corporation, Term Loan, Second Lien	9.484%	4/28/22	CCC	2,032,238
1,750	TierPoint LLC, Term Loan, First Lien	4.984%	5/05/24	B+	1,760,570
500	TierPoint LLC, Term Loan, Second Lien	8.484%	5/05/25	CCC+	511,875
13,251	Total Internet Software & Services				12,951,260

42	NUVEEN

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	IT Services – 1.7% (1.0% of Total Investments)

$1,277	Engility Corporation, Repriced Term Loan B2	5.019%	8/14/23	BB–	$1,295,227
1,804	Gartner, Inc., Term Loan A	3.234%	3/21/22	BB+	1,814,235
998	Gartner, Inc., Term Loan B	3.234%	4/05/24	BB+	1,006,233
443	Mitchell International, Inc., Initial Term Loan B, First Lien	4.811%	10/13/20	B1	446,130
1,500	PEAK 10, Inc., Term Loan B, (WI/DD)	TBD	TBD	B	1,508,753
850	PEAK 10, Inc., Term Loan, Second Lien, (WI/DD)	TBD	TBD	CCC+	866,469
2,500	Tempo Acquisition LLC, Term Loan B	4.227%	5/01/24	B1	2,523,438
1,485	WEX, Inc., Term Loan B	3.984%	7/01/23	BB–	1,503,355
10,857	Total IT Services				10,963,840

	Leisure Products – 1.2% (0.8% of Total Investments)

2,585	24 Hour Fitness Worldwide, Inc., Term Loan B	5.046%	5/28/21	Ba3	2,582,785
2,234	Academy, Ltd., Term Loan B	5.242%	7/01/22	B2	1,763,027
2,725	Equinox Holdings, Inc., Term Loan, First Lien	4.484%	3/08/24	B+	2,750,609
995	Four Seasons Holdings, Inc., Term Loan B	3.734%	11/30/23	BB	1,004,562
8,539	Total Leisure Products				8,100,983

	Life Sciences Tools & Services – 0.7% (0.4% of Total Investments)

780	Inventiv Health, Inc., Term Loan B, (WI/DD)	TBD	TBD	BB+	786,029
3,890	Patheon, Inc., New Term Loan, First Lien	4.504%	4/22/24	B	3,906,046
4,670	Total Life Sciences Tools & Services				4,692,075

	Machinery – 0.5% (0.3% of Total Investments)

1,481	Gates Global LLC, Initial Dollar Term Loan B1	4.546%	4/01/24	B+	1,494,656
1,529	Rexnord LLC, Term Loan B, First Lien	4.046%	8/21/23	BB–	1,538,500
3,010	Total Machinery				3,033,156

	Marine – 0.2% (0.1% of Total Investments)

1,406	American Commercial Lines LLC, Term Loan B, First Lien	9.984%	11/12/20	B–	1,225,786

	Media – 12.1% (7.7% of Total Investments)

2,084	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.546%	7/23/21	B1	2,042,897
241	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.796%	7/25/22	CCC+	229,438
1,995	Affinion Group Holdings, Inc., Term Loan, First Lien	8.935%	5/10/22	B2	2,006,850
1,910	Catalina Marketing Corporation, Term Loan, First Lien	4.734%	4/09/21	B1	1,563,020
2,000	Catalina Marketing Corporation, Term Loan, Second Lien	7.984%	4/11/22	Caa1	1,131,670
7,405	Cequel Communications LLC, Term Loan B	3.483%	7/28/25	BB–	7,400,858
4,938	Charter Communications Operating Holdings LLC, Term Loan I, First Lien	3.484%	1/15/24	BBB–	4,976,605
4,788	Clear Channel Communications, Inc., Tranche D, Term Loan	7.984%	1/30/19	Caa1	3,887,226
2,718	Clear Channel Communications, Inc. Term Loan E	8.734%	7/30/19	Caa1	2,200,181
13,036	Cumulus Media, Inc., Term Loan B	4.490%	12/23/20	Caa1	10,516,820
2,711	Emerald Expositions Holdings, Inc., Term Loan B	4.296%	5/17/24	BB	2,751,390
2,407	Getty Images, Inc., Term Loan B, First Lien	4.796%	10/18/19	B3	2,247,715
890	Gray Television, Inc., Term Loan B2	3.551%	2/07/24	BB	896,201
2,910	IMG Worldwide, Inc. Term Loan, First Lien	4.490%	5/06/21	B+	2,935,274
1,175	Lions Gate Entertainment Corporation, Term Loan B	4.234%	12/08/23	Ba2	1,188,953
1,458	LSC Communications, Term Loan	7.234%	9/30/22	Ba3	1,472,917
2,970	McGraw-Hill Education Holdings LLC, Term Loan B	5.234%	5/02/22	Ba3	2,937,969
4,536	Nexstar Broadcasting Group, Term Loan B, (DD1)	3.738%	1/17/24	Ba3	4,580,249
554	Nexstar Broadcasting Group, Term Loan, (DD1)	3.732%	1/17/24	BB+	559,649
2,939	Springer Science & Business Media, Inc., Term Loan B9, First Lien	4.796%	8/14/20	B	2,952,969
17,204	Univision Communications, Inc., Term Loan C5	3.984%	3/15/24	BB–	17,163,837
2,000	Virgin Media Investment Holdings, Limited Term Loan I	3.976%	1/31/25	BB–	2,012,760
1,520	WMG Acquisition Corporation, Term Loan, First Lien	3.727%	11/01/23	Ba3	1,527,217
406	Yell Group PLC, PIK Term Loan B2, First Lien	8.500%	9/07/65	N/R	892,839
428	Yell Group PLC, Term Loan A2, First Lien	8.182%	9/07/21	N/R	444,400
85,223	Total Media				80,519,904

NUVEEN	43

JFR	Nuveen Floating Rate Income Fund
	Portfolio of Investments (continued)	July 31, 2017

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Metals & Mining – 1.1% (0.7% of Total Investments)

$1,500	CanAm Construction, Inc., Term Loan B	6.799%	6/29/24	B	$1,492,500
2,765	Fairmount Minerals, Ltd., Term Loan B1, First Lien	4.796%	9/05/19	Caa1	2,588,393
1,688	Fairmount Minerals, Ltd., Term Loan B2, First Lien	4.796%	9/05/19	B–	1,589,311
1,666	Zekelman Industries, Term Loan B	4.789%	6/14/21	BB–	1,678,966
7,619	Total Metals & Mining				7,349,170

	Multiline Retail – 2.7% (1.7% of Total Investments)

3,443	99 Cents Only Stores Tranche B2, Term Loan	4.755%	1/11/19	CCC+	3,328,936
1,500	Bass Pro Group LLC, Sale Facility, Term Loan, First Lien	6.046%	6/08/18	B+	1,507,973
1,933	Bass Pro Group LLC, Term Loan B, First Lien	4.474%	6/05/20	B+	1,933,367
1,795	Belk, Inc., Term Loan B, First Lien	6.054%	12/12/22	B	1,501,013
8,010	Dollar Tree, Inc., Term Loan B2	4.250%	7/06/22	BBB–	8,136,838
1,382	Hudson’s Bay Company, Term Loan B, First Lien	4.546%	9/30/22	BB	1,321,576
18,063	Total Multiline Retail				17,729,703

	Oil, Gas & Consumable Fuels – 2.8% (1.8% of Total Investments)

898	California Resources Corporation, Term Loan A, First Lien	4.234%	9/24/19	B1	862,089
1,750	California Resources Corporation, Term Loan, (DD1)	11.601%	12/31/21	B	1,890,875
655	Crestwood Holdings LLC, Term Loan B	9.228%	6/19/19	B–	649,960
301	Energy and Exploration Partners, Term Loan, Second Lien	5.000%	5/13/22	N/R	112,789
1,818	Fieldwood Energy LLC, Term Loan, First Lien	8.296%	8/31/20	B2	1,737,986
4,526	Fieldwood Energy LLC, Term Loan, First Lien, (DD1)	4.171%	10/01/18	B2	4,374,296
912	Fieldwood Energy LLC, Term Loan, Second Lien	8.421%	9/30/20	CCC–	534,617
1,474	Fieldwood Energy LLC, Term Loan, Second Lien	8.421%	9/30/20	B–	1,188,711
5,270	Harvey Gulf International Marine, Inc., Term Loan B	5.750%	6/18/20	CCC–	2,218,573
2,612	Peabody Energy Corporation, Term Loan B	5.734%	3/31/22	Ba3	2,642,279
3,774	Seadrill Partners LLC, Initial Term Loan	4.296%	2/21/21	CCC+	2,597,083
61	Southcross Holdings Borrower L.P., Term Loan B, First Lien	3.500%	4/13/23	CCC+	53,897
24,051	Total Oil, Gas & Consumable Fuels				18,863,155

	Pharmaceuticals – 2.5% (1.6% of Total Investments)

3,988	Concordia Healthcare Corporation, Term Loan B, First Lien, (DD1)	5.501%	10/21/21	CCC+	2,973,809
5,486	Grifols, Inc., Term Loan B	3.444%	1/31/25	BB	5,521,965
7,964	Pharmaceutical Product Development, Inc., Term Loan, First Lien	4.017%	8/18/22	Ba3	8,027,111
142	Valeant Pharmaceuticals International, Inc., Series F3, Tranche B, Term Loan	5.980%	4/01/22	BB–	144,795
17,580	Total Pharmaceuticals				16,667,680

	Professional Services – 0.7% (0.4% of Total Investments)

1,597	Ceridian Corporation, Term Loan B2	4.734%	9/15/20	Ba3	1,599,465
2,993	Nielsen Finance LLC, Term Loan B4	3.224%	10/04/23	BBB–	3,002,360
4,590	Total Professional Services				4,601,825

	Real Estate Management & Development – 1.3% (0.8% of Total Investments)

4,562	Capital Automotive LP, Term Loan, First Lien	4.240%	3/25/24	B1	4,614,768
3,723	Capital Automotive LP, Term Loan, Second Lien	7.240%	3/24/25	B3	3,799,695
8,285	Total Real Estate Management & Development				8,414,463

	Road & Rail – 0.3% (0.2% of Total Investments)

1,970	Quality Distribution, Incremental Term Loan, First Lien	6.796%	8/18/22	B2	1,908,438

	Semiconductors & Semiconductor Equipment – 1.6% (1.0% of Total Investments)

1,458	Cypress Semiconductor Corp, Term Loan B, (DD1)	3.980%	7/19/21	BB	1,468,365
1,771	Lumileds, Term Loan, First Lien	5.796%	3/17/24	Ba3	1,798,228
1,733	Micron Technology, Inc., New Term Loan B	3.800%	4/26/22	Baa2	1,750,916
2,211	Microsemi Corporation, Term Loan B	3.553%	1/17/23	BB	2,222,964
3,215	On Semiconductor Corp., New Term Loan B	3.484%	3/31/23	Ba1	3,231,647
10,388	Total Semiconductors & Semiconductor Equipment				10,472,120

44	NUVEEN

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Software – 10.6% (6.7% of Total Investments)

$3,028	Blackboard, Inc., Term Loan B4	6.304%	6/30/21	B+	$3,013,506
5,642	BMC Software, Inc., Initial Term Loan B1, (DD1)	5.234%	9/10/22	B+	5,689,350
1,554	Computer Sciences Government Services, Term Loan B	3.296%	11/30/23	BB+	1,560,001
4,653	Compuware Corporation, Term Loan B2, First Lien	5.550%	12/15/21	B	4,682,447
1,285	Compuware Corporation, Term Loan, Second Lien	9.550%	12/15/22	B–	1,301,190
3,879	Ellucian, Term Loan B, First Lien	4.546%	9/30/22	B	3,892,432
10,406	Infor (US), Inc., Term Loan B	4.046%	2/01/22	B1	10,428,120
2,966	Informatica Corp., Term Loan B	4.796%	8/05/22	B	2,980,995
1,493	Kronos Incorporated, Term Loan, First Lien	4.680%	11/01/23	B	1,512,106
1,161	Micro Focus International PLC, New Term Loan	3.979%	6/21/24	BB–	1,163,526
7,839	Micro Focus International PLC, Term Loan B	4.030%	4/21/24	BB–	7,857,579
5,490	Micro Focus International PLC, Term Loan B2	3.811%	11/19/21	BB–	5,500,323
2,052	Misys, New Term Loan, Second Lien	8.459%	4/28/25	CCC+	2,112,995
3,420	Misys, New Term Loan, First Lien	4.736%	6/13/24	B	3,451,819
1,990	RP Crown Parent LLC, Term Loan B, First Lien	4.734%	10/12/23	B1	2,016,746
1,933	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., 2017 Refinancing New Term Loan B1	3.484%	7/08/22	BB+	1,946,967
109	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., 2017 Refinancing New Term Loan B2	3.484%	7/08/22	BB+	110,265
8,764	Tibco Software, Inc., Term Loan, First Lien	4.730%	12/04/20	B	8,832,419
744	Vertafore, Inc., Term Loan, First Lien	4.546%	6/30/23	B	749,493
1,693	Vertiv Co., New Term Loan B	5.234%	11/30/23	Ba3	1,711,953
70,101	Total Software				70,514,232

	Specialty Retail – 1.0% (0.6% of Total Investments)

2,617	Gardner Denver, Inc., Term Loan	4.546%	7/30/20	B+	2,633,682
3,424	Petco Animal Supplies, Inc., Term Loan B1	4.311%	1/26/23	B1	3,110,740
834	Petsmart Inc., Term Loan B, First Lien	4.230%	3/11/22	Ba3	790,351
6,875	Total Specialty Retail				6,534,773

	Technology Hardware, Storage & Peripherals – 6.5% (4.1% of Total Investments)

1,304	Conduent, Inc., Term Loan B	5.234%	12/07/23	BB+	1,322,229
14,615	Dell International LLC, New Term Loan B	3.740%	9/07/23	BBB–	14,717,804
7,700	Dell International LLC, Term Loan A2, First Lien	3.490%	9/07/21	BBB–	7,728,875
4,500	Dell International LLC, Term Loan A3, First Lien	3.240%	12/31/18	BBB–	4,508,438
1,701	Dell Software Group, Term Loan B	7.257%	10/31/22	B1	1,732,836
12,895	Western Digital, Inc., New Term Loan B	3.983%	4/29/23	BBB–	13,009,386
42,715	Total Technology Hardware, Storage & Peripherals				43,019,568

	Textiles, Apparel & Luxury Goods – 0.1% (0.1% of Total Investments)

213	Gymboree Corporation, DIP Term Loan	5.000%	12/12/17	N/R	78,688
107	Gymboree Corporation, DIP Term Loan, (20)	13.226%	12/12/17	D	106,604
2,128	Gymboree Corporation, Term Loan, (5)	3.500%	2/23/18	N/R	785,471
2,448	Total Textiles, Apparel & Luxury Goods				970,763

	Trading Companies & Distributors – 2.6% (1.6% of Total Investments)

8,272	Avolon, Term Loan B2	3.978%	3/21/22	BBB–	8,283,341
2,130	HD Supply Waterworks, Ltd., Term Loan B, (WI/DD)	TBD	TBD	B+	2,147,306
5,129	HD Supply, Inc., Term Loan B	4.046%	8/13/21	BB	5,158,324
1,613	Neff Rental/Neff Finance Closing Date Loan, Second Lien	7.664%	6/09/21	B–	1,624,382
17,144	Total Trading Companies & Distributors				17,213,353

	Transportation Infrastructure – 0.4% (0.3% of Total Investments)

149	Ceva Group PLC, Canadian Term Loan	6.814%	3/19/21	B–	140,031
864	Ceva Group PLC, Dutch B.V., Term Loan	6.814%	3/19/21	B–	812,178
846	Ceva Group PLC, Synthetic Letter of Credit Term Loan	6.500%	3/19/21	B–	796,020
1,191	Ceva Group PLC, US Term Loan	6.814%	3/19/21	B–	1,120,246
3,050	Total Transportation Infrastructure				2,868,475

NUVEEN	45

JFR	Nuveen Floating Rate Income Fund
	Portfolio of Investments (continued)	July 31, 2017

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Wireless Telecommunication Services – 4.2% (2.5% of Total Investments)

$4,563	Asurion LLC, Term Loan B4	3.989%	8/04/22	Ba3	$4,562,539
4,180	Asurion LLC, Term Loan B5	4.234%	11/03/23	Ba3	4,219,290
11,471	Sprint Corporation, Term Loan, First Lien	3.750%	2/02/24	Ba2	11,525,737
2,324	Syniverse Holdings, Inc., Initial Term Loan B, First Lien	4.311%	4/23/19	B	2,248,737
1,291	Syniverse Technologies, Inc., Tranche B, Term Loan	4.296%	4/23/19	B	1,246,011
4,000	UPC Financing Partnership, Term Loan, First Lien	3.976%	4/15/25	BB	4,025,840
27,829	Total Wireless Telecommunication Services				27,828,154
$834,902	Total Variable Rate Senior Loan Interests (cost $826,311,611)				814,383,119

Shares	Description (1)				Value

	COMMON STOCKS – 1.4% (0.9% of Total Investments)

	Banks – 0.4% (0.3% of Total Investments)

30,811	BLB Worldwide Holdings Inc., (6)				$2,749,881

	Diversified Consumer Services – 0.1% (0.1% of Total Investments)

78,490	Cengage Learning Holdings II LP, (6)				595,190
9,876,769	Education Management Corporation, (6), (7)				988
	Total Diversified Consumer Services				596,178

	Energy Equipment & Services – 0.4% (0.3% of Total Investments)

80,413	C&J Energy Services Inc., (6)				2,600,556
2,712	Vantage Drill International, (6)				458,328
	Total Energy Equipment & Services				3,058,884

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

74,059	Millenium Health LLC, (6)				111,089

	Hotels, Restaurants & Leisure – 0.0% (0.0% of Total Investments)

2,670	Buffets Term Loan, (6)				—

	Media – 0.4% (0.2% of Total Investments)

1,441,988	Hibu PLC, (6), (8)				1
26,045	Metro-Goldwyn-Mayer, (6)				2,450,392
45,942	Tribune Media Company, (8)				—
	Total Media				2,450,393

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

136	Energy and Exploration Partners, Inc., (6), (8)				—
64	Southcross Holdings Borrower LP, (6)				44,160
	Total Oil, Gas & Consumable Fuels				44,160

	Semiconductors & Semiconductor Equipment – 0.1% (0.0% of Total Investments)

27,267	Smart Global Holdings, Inc., (6), (8)				416,531
	Total Common Stocks (cost $15,340,625)				9,427,116

Shares	Description (1)	Coupon		Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.0% (0.0% of Total Investments)

	Diversified Consumer Services – 0.0% (0.0% of Total Investments)

10,989	Education Management Corporation, (7)	7.500%		N/R	$1
	Total $25 Par (or similar) Retail Preferred (cost $26,686)				1

46	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CONVERTIBLE BONDS – 0.0% (0.0% of Total Investments)

	Communications Equipment – 0.0% (0.0% of Total Investments)

$850	Nortel Networks Limited	1.750%	4/15/12	N/R	$187,000
$850	Total Convertible Bonds (cost $181,985)				187,000

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 21.7% (13.7% of Total Investments)

	Communications Equipment – 0.1% (0.1% of Total Investments)

$210	Avaya Inc., 144A, (5)	7.000%	4/01/19	N/R	$173,250
5,150	Avaya Inc., 144A, (5)	10.500%	3/01/21	N/R	463,500
5,360	Total Communications Equipment				636,750

	Diversified Telecommunication Services – 3.0% (1.9% of Total Investments)

3,322	Inelsat Connect Finance SA, 144A	12.500%	4/01/22	CCC–	3,184,968
6,380	IntelSat Jackson Holdings	5.500%	8/01/23	CCC+	5,502,750
1,080	IntelSat Limited	6.750%	6/01/18	CCC–	1,058,400
9,489	IntelSat Limited	7.750%	6/01/21	CCC–	6,072,960
5,260	IntelSat Limited	8.125%	6/01/23	CCC–	3,255,940
750	Level 3 Financing Inc.	5.375%	8/15/22	BB	770,625
26,281	Total Diversified Telecommunication Services				19,845,643

	Equity Real Estate Investment Trusts – 0.9% (0.6% of Total Investments)

1,500	iStar Inc.	4.000%	11/01/17	BB	1,501,875
4,250	Realogy Group LLC / Realogy Co-Issuer Corporation, 144A	5.250%	12/01/21	B+	4,430,625
190	Walter Investment Management Corporation	7.875%	12/15/21	Caa3	109,250
5,940	Total Equity Real Estate Investment Trusts				6,041,750

	Health Care Equipment & Supplies – 0.7% (0.4% of Total Investments)

4,000	Tenet Healthcare Corporation	6.000%	10/01/20	BB–	4,285,000

	Health Care Providers & Services – 1.3% (0.8% of Total Investments)

7,000	HCA Inc.	6.500%	2/15/20	BBB–	7,647,500
1,200	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	1,204,500
8,200	Total Health Care Providers & Services				8,852,000

	Hotels, Restaurants & Leisure – 2.1% (1.3% of Total Investments)

2,000	MGM Resorts International Inc.	5.250%	3/31/20	BB	2,122,000
5,000	Scientific Games Corporation, 144A	7.000%	1/01/22	Ba3	5,325,000
5,500	Scientific Games International Inc.	10.000%	12/01/22	B–	6,132,500
12,500	Total Hotels, Restaurants & Leisure				13,579,500

	Household Durables – 1.1% (0.7% of Total Investments)

6,780	Lennar Corporation	4.125%	12/01/18	Ba1	6,928,313

	Media – 4.3% (2.7% of Total Investments)

1,000	CCO Holdings LLC Finance Corporation	5.750%	9/01/23	BB+	1,042,500
200	Charter Communications Operating LLC/ Charter Communications Operating Capital Corporation	3.579%	7/23/20	BBB–	206,344
11,059	Clear Channel Communications Inc., (5), (8)	12.000%	8/01/21	N/R	—
2,600	Dish DBS Corporation	5.125%	5/01/20	Ba3	2,729,480
2,000	Dish DBS Corporation	5.875%	7/15/22	Ba3	2,176,880
2,500	Dish DBS Corporation	5.875%	11/15/24	Ba3	2,712,500
2,000	Hughes Satellite Systems Corporation	6.500%	6/15/19	BBB–	2,152,500
1,762	iHeartCommunications, Inc., 144A	11.250%	3/01/21	Caa1	1,312,690
6,562	iHeartCommunications, Inc.	9.000%	12/15/19	Caa1	5,298,814
14,170	iHeartCommunications, Inc., PIK	14.000%	2/01/21	Ca	3,400,804
10,350	iHeartCommunications, Inc.	9.000%	3/01/21	Caa1	7,710,750
54,203	Total Media				28,743,262

NUVEEN	47

JFR	Nuveen Floating Rate Income Fund
	Portfolio of Investments (continued)	July 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Oil, Gas & Consumable Fuels – 1.0% (0.6% of Total Investments)

$2,585	California Resources Corporation, 144A	8.000%	12/15/22	CCC+	$1,651,169
700	Denbury Resources Inc.	6.375%	8/15/21	CCC+	407,750
1,800	Denbury Resources Inc.	5.500%	5/01/22	CCC+	972,000
750	Everest Acquisition LLC Finance	9.375%	5/01/20	Caa2	638,438
3,000	FTS International Inc., 144A	8.463%	6/15/20	B	3,045,000
8,835	Total Oil, Gas & Consumable Fuels				6,714,357

	Pharmaceuticals – 0.0% (0.0% of Total Investments)

850	Concordia Healthcare Corporation, 144A	7.000%	4/15/23	CCC–	153,000

	Semiconductors & Semiconductor Equipment – 0.4% (0.3% of Total Investments)

1,564	Advanced Micro Devices, Inc.	7.500%	8/15/22	B–	1,759,500
930	Advanced Micro Devices, Inc.	7.000%	7/01/24	B–	997,425
2,494	Total Semiconductors & Semiconductor Equipment				2,756,925

	Software – 1.8% (1.1% of Total Investments)

2,000	Balboa Merger Sub Inc., 144A	11.375%	12/01/21	CCC+	2,197,500
4,380	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	4,522,350
1,500	Boxer Parent Company Inc./BMC Software, 144A, PIK	9.000%	10/15/19	CCC+	1,503,750
3,650	Infor Us Inc., 144A	5.750%	8/15/20	BB	3,759,500
11,530	Total Software				11,983,100

	Technology Hardware, Storage & Peripherals – 2.6% (1.7% of Total Investments)

2,000	Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 144A	5.875%	6/15/21	BB+	2,097,500
11,330	EMC Corporation	2.650%	6/01/20	Ba2	11,177,950
3,650	Western Digital Corporation, 144A	7.375%	4/01/23	BBB–	4,005,875
16,980	Total Technology Hardware, Storage & Peripherals				17,281,325

	Trading Companies & Distributors – 0.2% (0.1% of Total Investments)

1,500	HD Supply Inc., 144A	5.250%	12/15/21	BB	1,574,063

	Wireless Telecommunication Services – 2.2% (1.4% of Total Investments)

2,250	Sprint Communications Inc.	7.000%	8/15/20	B+	2,458,125
7,750	Sprint Corporation	7.875%	9/15/23	B+	8,796,250
1,750	Sprint Corporation	7.125%	6/15/24	B+	1,918,438
1,150	Syniverse Foreign Holdings Corporation, 144A	9.125%	1/15/22	B	1,152,875
12,900	Total Wireless Telecommunication Services				14,325,688
$178,353	Total Corporate Bonds (cost $153,467,830)				143,700,676

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	ASSET-BACKED SECURITIES – 2.7% (1.7% of Total Investments)

$1,200	Bristol Park CLO Limited, Series 2016-1A, 144A	8.554%	4/15/29	Ba3	$1,225,128
500	Carlyle Global Market Strategies Collateralized Loan Obligations, Series 2013-2A, 144A	6.304%	4/18/25	BB	500,049
1,200	Dryden Senior Loan Fund, Series 2017-50A, 144A, (WI/DD)	7.517%	7/15/30	Ba3	1,188,360
1,000	Finn Square Collateralized Loan Obligations Limited, Series 2012-1A, 144A	6.346%	12/24/23	BB	1,002,422
500	ING Investment Management, Collateralized Loan Obligation, 2013-1A D, 144A	6.304%	4/15/24	BB	501,640
2,700	LCM Limited Partnership, Collateralized Loan Obligation 2012A, 144A	7.056%	10/19/22	BB	2,700,575
2,750	Madison Park Funding Limited, Collateralized Loan Obligations, Series 2015-16A, 144A	6.807%	4/20/26	Ba3	2,746,879
1,500	Madison Park Funding Limited, Series 2012-10A, 144A	8.927%	1/20/29	BB	1,544,868
500	North End CLO Limited, Loan Pool, 144A	5.904%	7/17/25	BB	486,153
3,000	Octagon Investment Partners, Series 2015-1A, 144A	7.157%	10/20/26	Ba3	3,002,558

48	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	ASSET-BACKED SECURITIES (continued)

$1,250	OZLM Funding Limited, Series 2012-2A, 144A	8.611%	10/30/27	BB	$1,263,719
1,800	Race Point Collateralized Loan Obkigation Series 2012-7A, 144A	6.179%	11/08/24	BB–	1,802,569
$17,900	Total Asset-Backed Securities (cost $17,036,785)				17,964,920

Shares	Description (1), (9)				Value

	INVESTMENT COMPANIES – 1.8% (1.1% of Total Investments)

353,668	Eaton Vance Floating-Rate Income Trust Fund				$5,404,047
968,586	Eaton Vance Senior Income Trust				6,470,154
	Total Investment Companies (cost $11,981,509)				11,874,201

Shares	Description (1)				Value

	WARRANTS – 0.0% (0.0% of Total Investments)

34,176	Smart Modular Technology, Inc., (8)				$—
	Total Warrants (cost $0)				—
	Total Long-Term Investments (cost $1,024,347,031)				997,537,033

Shares	Description (1)				Value

	SHORT-TERM INVESTMENTS – 7.9% (5.0% of Total Investments)

	INVESTMENT COMPANIES – 7.9% (5.0% of Total Investments)

52,677,742	BlackRock Liquidity Funds T-Fund Portfolio, (9)				$52,677,742
	Total Short-Term Investments (cost $52,677,742)				52,677,742
	Total Investments (cost $1,077,024,773) – 158.2%				1,050,214,775
	Borrowings – (38.3)% (10), (11)				(254,300,000)
	Term Preferred Shares, net of deferred offering costs – (18.7)% (12)				(123,994,729)
	Other Assets Less Liabilities – (1.2)% (13)				(8,056,961)
	Net Assets Applicable to Common Shares – 100%				$663,863,085

Investments in Derivatives as of July 31, 2017

Interest Rate Swaps (OTC Uncleared)

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)		Fixed Rate Payment Frequency	Termination Date		Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$10,200,000	Pay	1-Month USD-LIBOR-ICE	1.750	% (14)	Monthly	12/01/19	(15)	$(31,898)
Morgan Stanley Capital Services LLC	25,000,000	Pay	1-Month USD-LIBOR-ICE	2.700	(16)	Monthly	1/01/22	(17)	20,909
Morgan Stanley Capital Services LLC	35,000,000	Pay	1-Month USD-LIBOR-ICE	5.750		Monthly	6/01/24	(18)	51,410
Morgan Stanley Capital Services LLC	55,000,000	Pay	1-Month USD-LIBOR-ICE	4.000		Monthly	1/01/27	(19)	553,732
	$125,200,000								$594,153

NUVEEN	49

JFR	Nuveen Floating Rate Income Fund
	Portfolio of Investments (continued)	July 31, 2017

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(7)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(10)	Borrowings as a percentage of Total Investments is 24.2%.

(11)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(12)	Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 11.8%.

(13)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(14)	Effective June 1, 2018, the fixed rate paid by the Fund will increase according to a predetermined schedule as specified in the swap contract. Additionally, this fixed rate increase will continue to occur every six months on specific dates through the swap contract’s termination date.

(15)	This interest rate swap has an optional early termination date beginning on December 1, 2017 and monthly thereafter through the termination date as specified in the swap contract.

(16)	Effective April 1, 2017, the fixed rate paid by the Fund will increase according to a predetermined schedule as specified in the swap contract. Additionally, this fixed rate increase will continue to occur every three months on specific dates through the swap contract’s termination date.

(17)	This interest rate swap has an optional early termination date beginning on January 1, 2019 and monthly thereafter through the termination date as specified in the swap contract.

(18)	This interest rate swap has an optional early termination date beginning on June 1, 2020 and monthly thereafter through the termination date as specified in the swap contract.

(19)	This interest rate swap has an optional early termination date beginning on January 1, 2021 and monthly thereafter through the termination date as specified in the swap contract.

(20)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 8 – Senior Loan Commitments for more information.

(DD1)	Portion of investment purchased on a delayed delivery basis.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

PIK	All or a portion of this security is payment-in-kind.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange.

See accompanying notes to financial statements.

50	NUVEEN

JRO

Nuveen Floating Rate Income Opportunity Fund
Portfolio of Investments	July 31, 2017

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 149.0% (94.8% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 123.6% (78.7% of Total Investments) (4)

	Aerospace & Defense – 2.6% (1.6% of Total Investments)

$5,765	Sequa Corporation, Term Loan, First Lien	6.814%	11/28/21	B–	$5,826,519
1,985	Sequa Corporation, Term Loan, Second Lien	10.314%	4/26/22	CCC	2,035,099
743	Transdigm, Inc., Extend Term Loan F	4.234%	6/07/23	Ba2	747,219
3,341	Transdigm, Inc., Term Loan E, First Lien	4.255%	5/14/22	Ba2	3,360,491
11,834	Total Aerospace & Defense				11,969,328

	Air Freight & Logistics – 0.9% (0.5% of Total Investments)

1,326	Americold Realty Operating Partnership, Term Loan B	4.984%	12/01/22	BB	1,345,501
1,163	PAE Holding Corporation, Term Loan B	6.734%	10/20/22	B+	1,175,675
1,444	XPO Logistics, Inc., Refinanced Term Loan	3.554%	11/01/21	Ba1	1,451,538
3,933	Total Air Freight & Logistics				3,972,714

	Airlines – 1.7% (1.1% of Total Investments)

2,394	American Airlines, Inc., Replacement Term Loan	3.233%	6/27/20	BB+	2,400,370
1,960	American Airlines, Inc., Replacement Term Loan	3.226%	10/10/21	BB+	1,966,399
3,660	American Airlines, Inc., Term Loan B	3.726%	12/14/23	BB+	3,683,333
8,014	Total Airlines				8,050,102

	Auto Components – 0.7% (0.4% of Total Investments)

1,000	DexKo Global, Inc., Term Loan, First Lien	5.313%	7/13/24	B1	1,013,750
566	Horizon Global Corporation, Term Loan B	5.734%	6/30/21	B+	571,471
1,500	Superior Industries International, Inc., Term Loan B	5.787%	6/14/24	B1	1,511,250
3,066	Total Auto Components				3,096,471

	Automobiles – 2.3% (1.5% of Total Investments)

4,588	Chrysler Group LLC, Term Loan	3.230%	12/31/18	BBB–	4,619,150
6,253	Formula One Group, Term Loan B, (DD1)	4.504%	2/01/24	B	6,294,030
10,841	Total Automobiles				10,913,180

	Building Products – 0.6% (0.4% of Total Investments)

2,985	Quikrete Holdings, Inc., Term Loan B	3.984%	11/15/23	BB–	2,999,418

	Capital Markets – 0.3% (0.2% of Total Investments)

1,500	RPI Finance Trust, Term Loan B6	3.296%	3/27/23	Baa2	1,509,375

	Chemicals – 1.0% (0.6% of Total Investments)

431	Ineos US Finance LLC, New 2022 Dollar Term Loan	4.007%	3/31/22	Ba2	433,914
481	Ineos US Finance LLC, New 2024 Dollar Term Loan	4.007%	4/01/24	Ba2	484,736
1,521	Mineral Technologies, Inc., Term Loan B2	4.750%	5/07/21	BB+	1,542,292
1,481	OM Group, Inc., Term Loan B, First Lien	6.296%	2/21/24	B	1,503,507
748	Univar, Inc., Term Loan B	3.984%	7/01/22	BB	753,264
4,662	Total Chemicals				4,717,713

	Commercial Services & Supplies – 3.8% (2.4% of Total Investments)

739	ADS Waste Holdings, Inc., Term Loan B, First Lien	3.944%	11/10/23	BB	745,671
261	Education Management LLC, Tranche A, Term Loan, (5)	5.804%	7/02/20	N/R	118,316
496	Education Management LLC, Tranche B, Term Loan, (5)	8.804%	7/02/20	N/R	10,534
995	Fort Dearborn Holding Company, Inc., Term Loan, First Lien	5.298%	10/19/23	B2	999,353
1,000	Fort Dearborn Holding Company, Inc., Term Loan, Second Lien	9.799%	10/07/24	CCC	997,500
3,149	iQor US, Inc., Term Loan, First Lien	6.299%	4/01/21	B	3,140,363
333	iQor US, Inc., Term Loan, Second Lien	10.049%	4/01/22	CCC+	322,500
971	KAR Auction Services, Inc., Term Loan B5	3.813%	3/09/23	Ba2	978,748

NUVEEN	51

JRO	Nuveen Floating Rate Income Opportunity Fund
	Portfolio of Investments (continued)	July 31, 2017

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Commercial Services & Supplies (continued)

$2,978	Monitronics International, Inc., Term Loan B2, First Lien	6.796%	9/30/22	B2	$3,016,267
2,281	Protection One, Inc., Term Loan	3.984%	5/02/22	BB–	2,296,859
2,105	Skillsoft Corporation, Initial Term Loan, First Lien	5.984%	4/28/21	B–	1,983,459
1,481	Universal Services of America, Initial Term Loan, First Lien	5.046%	7/28/22	B+	1,486,346
1,750	Universal Services of America, Term Loan, Second Lien	9.811%	7/28/23	B–	1,751,645
18,539	Total Commercial Services & Supplies				17,847,561

	Communications Equipment – 2.5% (1.6% of Total Investments)

1,835	Avaya, Inc., DIP Term Loan	8.729%	1/24/18	Baa3	1,890,352
5,417	Avaya, Inc., Term Loan B3, (5)	6.460%	10/26/17	N/R	4,426,773
1,060	Avaya, Inc., Term Loan B6	6.500%	3/31/18	N/R	866,351
1,815	Avaya, Inc., Term Loan B7, (5)	6.460%	5/29/20	N/R	1,490,051
1,191	Colorado Buyer, Inc., Term Loan, First Lien	4.170%	5/01/24	Ba3	1,203,583
583	Colorado Buyer, Inc., Term Loan, Second Lien	8.420%	5/01/25	B3	593,055
1,286	Riverbed Technology, Inc., Term Loan B, First Lien	4.490%	4/24/22	B+	1,270,989
13,187	Total Communications Equipment				11,741,154

	Consumer Finance – 2.1% (1.3% of Total Investments)

1,832	First Data Corporation, Term Loan, First Lien	3.477%	7/10/22	BB	1,839,915
7,769	First Data Corporation, Term Loan B	3.727%	4/26/24	BB	7,820,705
9,601	Total Consumer Finance				9,660,620

	Containers & Packaging – 0.5% (0.3% of Total Investments)

1,116	Berry Plastics Holding Corporation, Term Loan I	3.730%	10/01/22	BB	1,122,342
997	Reynolds Group Holdings, Inc., Term Loan, First Lien	4.234%	2/05/23	B+	1,003,050
2,113	Total Containers & Packaging				2,125,392

	Diversified Consumer Services – 3.2% (2.1% of Total Investments)

4,967	Cengage Learning Acquisitions, Inc., Term Loan B	5.474%	6/07/23	B+	4,707,734
5,157	Hilton Hotels Corporation, Term Loan B2	3.232%	10/25/23	BBB–	5,187,365
3,430	Houghton Mifflin, Term Loan B, First Lien	4.234%	5/28/21	B+	3,330,041
1,746	Laureate Education, Inc., New Term Loan	5.734%	4/20/24	B	1,769,627
15,300	Total Diversified Consumer Services				14,994,767

	Diversified Financial Services – 2.2% (1.4% of Total Investments)

2,757	Citco III Limited, Term Loan	4.234%	3/31/22	N/R	2,788,485
1,174	Freedom Mortgage Corporation, Initial Term Loan	6.862%	2/23/22	BB–	1,193,441
1,481	MGM Growth Properties, Term Loan B	3.484%	4/25/23	BB+	1,489,034
1,424	MJ Acquisition Corp., Term Loan, First Lien	4.211%	6/01/22	B+	1,436,574
3,104	Veritas US, Inc., Term Loan B1	5.796%	1/27/23	B+	3,145,440
9,940	Total Diversified Financial Services				10,052,974

	Diversified Telecommunication Services – 9.4% (6.0% of Total Investments)

6,000	CenturyLink, Inc., Term Loan B	2.750%	1/31/25	BBB–	5,927,340
993	DTI Holdings, Inc., Term Loan B, First Lien	6.561%	10/02/23	B	971,409
5,807	Frontier Communications Corporation, Term Loan B	4.980%	1/14/20	BB	5,595,629
2,985	Greeneden U.S. Holdings II LLC, Term Loan B	5.007%	12/01/23	B2	3,011,134
9,504	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan	4.000%	6/30/19	B1	9,491,889
3,445	Level 3 Financing, Inc., Tranche B, Term Loan	3.479%	2/22/24	BBB–	3,463,868
609	Presidio, Inc., Term Loan, First Lien	4.548%	2/02/22	B+	614,426
5,801	WideOpenWest Finance LLC, Term Loan B	4.452%	8/18/23	B	5,812,937
9,000	Ziggo B.V., Term Loan E	3.726%	4/15/25	BB–	9,023,534
44,144	Total Diversified Telecommunication Services				43,912,166

	Electric Utilities – 1.5% (1.0% of Total Investments)

688	EFS Cogen Holdings LLC, Term Loan B	4.800%	6/28/23	BB	696,205
2,620	Energy Future Intermediate Holding Company, DIP Term Loan	4.233%	7/02/18	BB	2,642,421
719	Helix Generation, Term Loan B	4.960%	3/10/24	BB	726,788

52	NUVEEN

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Electric Utilities (continued)

$2,431	Vistra Operations Co., Term Loan B	3.982%	8/04/23	BB+	$2,442,346
557	Vistra Operations Co., Term Loan C	3.977%	8/04/23	Ba2	559,826
7,015	Total Electric Utilities				7,067,586

	Electrical Equipment – 0.5% (0.3% of Total Investments)

2,160	Zebra Technologies Corporation, Term Loan B	3.314%	10/24/21	BB	2,170,323

	Electronic Equipment, Instruments & Components – 0.7% (0.5% of Total Investments)

1,540	SMART Modular Technologies, Inc., Term Loan	9.250%	8/26/19	B	1,536,191
1,749	TTM Technologies, Inc., New Term Loan	5.484%	5/31/21	BB–	1,777,612
3,289	Total Electronic Equipment, Instruments & Components				3,313,803

	Energy Equipment & Services – 0.4% (0.3% of Total Investments)

648	Dynamic Energy Services International LLC, Term Loan	14.679%	3/06/18	N/R	226,749
2,578	Ocean Rigs, Inc., Term Loan B1, (5)	8.250%	3/31/21	CCC–	1,804,406
3,226	Total Energy Equipment & Services				2,031,155

	Equity Real Estate Investment Trusts – 2.5% (1.6% of Total Investments)

4,451	Communications Sales & Leasing, Inc., Shortfall Term Loan	4.234%	10/24/22	BB–	4,465,548
1,273	Realogy Group LLC, Term Loan B	3.484%	7/20/22	BB+	1,281,630
6,293	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.984%	12/18/20	Caa1	5,799,278
12,017	Total Equity Real Estate Investment Trusts				11,546,456

	Food & Staples Retailing – 4.8% (3.1% of Total Investments)

14,807	Albertson’s LLC, Term Loan B4	3.984%	8/25/21	BB	14,792,869
2,116	Albertson’s LLC, Term Loan B6	4.251%	6/22/23	BB	2,117,144
1,394	BJ’s Wholesale Club, Inc., Term Loan B, First Lien	4.968%	2/03/24	B–	1,367,496
2,875	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	5.115%	6/21/21	BB–	2,894,766
995	Save-A-Lot, Term Loan B	7.234%	12/05/23	B	980,697
146	Supervalu, Inc., Delayed Draw, Term Loan B	4.734%	6/02/24	BB–	145,436
244	Supervalu, Inc., Term Loan B	4.734%	6/02/24	BB–	242,393
22,577	Total Food & Staples Retailing				22,540,801

	Food Products – 4.2% (2.6% of Total Investments)

1,000	American Seafoods Group LLC, Term Loan B, (WI/DD)	TBD	TBD	BB–	1,004,380
1,455	Hearthside Group Holdings LLC, Term Loan B	4.234%	6/02/21	B1	1,463,184
3,437	Jacobs Douwe Egberts, Term Loan B	3.438%	7/02/22	BB	3,458,335
2,802	Keurig Green Mountain, Inc., Term Loan A, First Lien	2.750%	3/03/21	BBB–	2,804,525
1,932	Pinnacle Foods Finance LLC, Term Loan B	3.227%	2/02/24	BB+	1,943,641
8,591	US Foods, Inc., New Term Loan B	3.990%	6/27/23	BB	8,666,878
19,217	Total Food Products				19,340,943

	Health Care Equipment & Supplies – 2.0% (1.3% of Total Investments)

837	Acelity, Term Loan B	4.546%	2/02/24	B1	840,623
872	ConvaTec, Inc., Term Loan B	3.796%	10/25/23	BB	877,329
1,329	Greatbatch, Inc., Term Loan B	4.730%	10/27/22	B	1,337,174
3,770	Onex Carestream Finance LP, Term Loan, First Lien	5.275%	6/07/19	B+	3,773,309
2,553	Onex Carestream Finance LP, Term Loan, Second Lien	9.796%	12/09/19	B–	2,509,043
9,361	Total Health Care Equipment & Supplies				9,337,478

	Health Care Providers & Services – 3.8% (2.4% of Total Investments)

2,300	Air Medical Group Holdings, Inc., Term Loan, First Lien	5.228%	4/28/22	B	2,289,949
974	Community Health Systems, Inc., Term Loan G	3.979%	12/31/19	BB–	975,262
1,955	Community Health Systems, Inc., Term Loan H	4.213%	1/27/21	BB–	1,954,913
1,688	Envision Healthcare Corporation, Term Loan B, First Lien	4.300%	12/01/23	BB–	1,701,829
1,146	Healogics, Inc., Term Loan, First Lien	5.320%	7/01/21	B2	918,513
1,955	Heartland Dental Care, Inc., Term Loan, First Lien, (WI/DD)	TBD	TBD	B2	1,961,112
1,500	Heartland Dental Care, Inc., Term Loan, Second Lien, (WI/DD)	TBD	TBD	CCC	1,522,500

NUVEEN	53

JRO	Nuveen Floating Rate Income Opportunity Fund
	Portfolio of Investments (continued)	July 31, 2017

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Health Care Providers & Services (continued)

$2,724	Millennium Laboratories, Inc., Term Loan B, First Lien	7.734%	12/21/20	CCC+	$1,657,275
1,364	MultiPlan, Inc., Term Loan B	4.296%	6/07/23	B+	1,375,425
347	Quorum Health Corp., Term Loan B	7.984%	4/29/22	B2	348,128
2,426	Select Medical Corporation, Tranche B, Term Loan	4.810%	3/06/24	Ba2	2,468,417
660	Vizient, Inc., New Term Loan B	4.734%	2/13/23	B+	668,963
19,039	Total Health Care Providers & Services				17,842,286

	Health Care Technology – 1.7% (1.1% of Total Investments)

1,809	Catalent Pharma Solutions, Inc., Term Loan B	3.984%	5/20/21	BB	1,825,333
4,988	Emdeon, Inc., Term Loan	3.984%	3/01/24	Ba3	5,022,413
1,000	Press Ganey Holdings, Inc., Term Loan, Second Lien	8.484%	10/21/24	CCC+	1,026,875
7,797	Total Health Care Technology				7,874,621

	Hotels, Restaurants & Leisure – 6.3% (4.0% of Total Investments)

8,842	Burger King Corporation, Term Loan B3	3.508%	2/16/24	Ba3	8,848,935
3,500	Caesars Entertainment Operating Company, Inc., Term Loan B, (WI/DD)	TBD	TBD	BB	3,521,333
1,847	CCM Merger, Inc., Term Loan B	3.984%	8/09/21	BB–	1,857,493
3,307	CityCenter Holdings LLC, Term Loan B	3.732%	4/18/24	BB–	3,324,196
1,703	Intrawest Resorts Holdings, Inc., Term Loan B1, (WI/DD)	TBD	TBD	B	1,714,395
899	Intrawest Resorts Holdings, Inc., Term Loan B2, (WI/DD)	TBD	TBD	B	905,355
1,715	Life Time Fitness, Inc., Term Loan B	4.234%	6/10/22	BB–	1,727,566
4,688	Scientific Games Corporation, Term Loan B4, (WI/DD)	TBD	TBD	Ba3	4,664,472
2,603	Station Casino LLC, Term Loan B	3.730%	6/08/23	BB	2,610,731
29,104	Total Hotels, Restaurants & Leisure				29,174,476

	Household Products – 0.5% (0.3% of Total Investments)

1,631	Revlon Consumer Products Corporation, Term Loan B, First Lien	4.734%	11/16/20	B1	1,479,072
634	Serta Simmons Holdings LLC, Term Loan, First Lien	4.773%	11/08/23	B1	636,156
2,265	Total Household Products				2,115,228

	Independent Power & Renewable Electricity Producers – 0.2% (0.1% of Total Investments)

1,038	Dynegy, Inc., Tranche Term Loan C1	4.484%	2/07/24	BB	1,043,927

	Industrial Conglomerates – 0.8% (0.5% of Total Investments)

2,017	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	5.507%	6/16/24	B	2,036,215
1,746	Foresight Energy LLC, Term Loan, First Lien	7.046%	3/28/22	B	1,689,442
3,763	Total Industrial Conglomerates				3,725,657

	Insurance – 1.8% (1.1% of Total Investments)

748	Acrisure LLC, Term Loan, First Lien	6.296%	11/22/23	B	759,347
3,264	Alliant Holdings I LLC, Term Loan B	4.564%	8/14/22	B	3,278,754
4,336	Hub International Holdings, Inc., Initial Term Loan	4.422%	10/02/20	B+	4,371,131
8,348	Total Insurance				8,409,232

	Internet and Direct Marketing Retail – 0.5% (0.3% of Total Investments)

2,385	Travelport LLC, Term Loan B, (WI/DD)	TBD	TBD	B+	2,389,994

	Internet Software & Services – 2.4% (1.5% of Total Investments)

1,485	Ancestry.com, Inc., Term Loan, First Lien	4.480%	10/19/23	B1	1,500,548
675	Ancestry.com, Inc., Term Loan B, Second Lien	9.480%	10/19/24	CCC+	691,875
1,496	Rackspace Hosting, Inc., Term Loan B	4.172%	11/03/23	BB+	1,507,846
3,678	Sabre, Inc., New Term Loan B	3.984%	2/22/24	Ba2	3,712,885
1,913	SkillSoft Corporation, Term Loan, Second Lien	9.484%	4/28/22	CCC	1,588,004
1,500	TierPoint LLC, Term Loan, First Lien	4.984%	5/05/24	B+	1,509,060
500	TierPoint LLC, Term Loan, Second Lien	8.484%	5/05/25	CCC+	511,875
11,247	Total Internet Software & Services				11,022,093

54	NUVEEN

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	IT Services – 2.1% (1.4% of Total Investments)

$1,064	Engility Corporation, Repriced Term Loan B2	5.019%	8/14/23	BB–	$1,079,356
1,253	Gartner, Inc., Term Loan A	3.234%	3/21/22	BB+	1,260,416
748	Gartner, Inc., Term Loan B	3.234%	4/05/24	BB+	754,675
345	Mitchell International, Inc., Initial Term Loan B, First Lien	4.811%	10/13/20	B1	346,990
2,500	Optiv Security, Inc., Term Loan, Second Lien	8.438%	1/31/25	Caa1	2,493,750
750	PEAK 10, Inc., Term Loan B, (WI/DD)	TBD	TBD	B	754,376
420	PEAK 10, Inc., Term Loan, Second Lien, (WI/DD)	TBD	TBD	CCC+	428,138
1,750	Tempo Acquisition LLC, Term Loan B	4.227%	5/01/24	B1	1,766,406
990	WEX, Inc., Term Loan B	3.984%	7/01/23	BB–	1,002,236
9,820	Total IT Services				9,886,343

	Leisure Products – 1.5% (1.0% of Total Investments)

1,551	24 Hour Fitness Worldwide, Inc., Term Loan B	5.046%	5/28/21	Ba3	1,549,671
2,040	Academy, Ltd., Term Loan B	5.242%	7/01/22	B2	1,609,843
1,845	Equinox Holdings, Inc., Term Loan, First Lien	4.484%	3/08/24	B+	1,861,950
995	Four Seasons Holdings, Inc., Term Loan B	3.734%	11/30/23	BB	1,004,562
1,000	Zodiac Pool Solutions LLC, Term Loan, Second Lien	10.296%	12/20/24	CCC+	1,013,755
7,431	Total Leisure Products				7,039,781

	Life Sciences Tools & Services – 0.8% (0.5% of Total Investments)

585	Inventiv Health, Inc., Term Loan B, (WI/DD)	TBD	TBD	BB+	589,522
2,918	Patheon, Inc., New Term Loan, First Lien	4.504%	4/22/24	B	2,929,535
3,503	Total Life Sciences Tools & Services				3,519,057

	Machinery – 0.4% (0.3% of Total Investments)

1,058	Gates Global LLC, Initial Dollar Term Loan B1	4.546%	4/01/24	B+	1,067,611
828	Rexnord LLC, Term Loan B, First Lien	4.046%	8/21/23	BB–	833,489
1,886	Total Machinery				1,901,100

	Marine – 0.2% (0.1% of Total Investments)

938	American Commercial Lines LLC, Term Loan B, First Lien	9.984%	11/12/20	B–	817,191

	Media – 12.2% (7.8% of Total Investments)

1,160	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.546%	7/23/21	B1	1,137,038
159	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.796%	7/25/22	CCC+	151,220
1,496	Affinion Group Holdings, Inc., Term Loan, First Lien	8.935%	5/10/22	B2	1,505,138
3,343	Catalina Marketing Corporation, Term Loan, First Lien	4.734%	4/09/21	B1	2,735,285
1,500	Catalina Marketing Corporation, Term Loan, Second Lien	7.984%	4/11/22	Caa1	848,753
5,430	Cequel Communications LLC, Term Loan B	3.483%	7/28/25	BB–	5,427,296
3,950	Charter Communications Operating Holdings LLC, Term Loan I, First Lien	3.484%	1/15/24	BBB–	3,981,284
3,360	Clear Channel Communications, Inc., Tranche D, Term Loan	7.984%	1/30/19	Caa1	2,727,844
1,646	Clear Channel Communications, Inc., Term Loan E	8.734%	7/30/19	Caa1	1,332,460
9,266	Cumulus Media, Inc., Term Loan B	4.490%	12/23/20	Caa1	7,475,038
1,807	Emerald Expositions Holdings, Inc., Term Loan B	4.296%	5/17/24	BB	1,834,260
1,604	Getty Images, Inc., Term Loan B, First Lien	4.796%	10/18/19	B3	1,498,477
594	Gray Television, Inc., Term Loan B2	3.551%	2/07/24	BB	597,467
1,940	IMG Worldwide, Inc., Term Loan, First Lien	4.490%	5/06/21	B+	1,956,849
881	Lions Gate Entertainment Corporation, Term Loan B	4.234%	12/08/23	Ba2	891,715
1,042	LSC Communications, Term Loan	7.234%	9/30/22	Ba3	1,052,083
4,455	McGraw-Hill Education Holdings LLC, Term Loan B	5.234%	5/02/22	Ba3	4,406,953
416	Nexstar Broadcasting Group, Term Loan, (DD1)	3.732%	1/17/24	BB+	419,736
3,402	Nexstar Broadcasting Group, Term Loan B, (DD1)	3.738%	1/17/24	Ba3	3,435,187
1,959	Springer Science & Business Media, Inc., Term Loan B9, First Lien	4.796%	8/14/20	B	1,968,646
8,228	Univision Communications, Inc., Term Loan C5	3.984%	3/15/24	BB–	8,208,792
1,250	Virgin Media Investment Holdings, Limited Term Loan I	3.976%	1/31/25	BB–	1,257,975
1,120	WMG Acquisition Corporation, Term Loan, First Lien	3.727%	11/01/23	Ba3	1,125,999
271	Yell Group PLC, PIK Term Loan B2, First Lien	8.500%	9/07/65	N/R	596,461
286	Yell Group PLC, Term Loan A2, First Lien	8.182%	9/07/21	N/R	296,881
60,565	Total Media				56,868,837

NUVEEN	55

JRO	Nuveen Floating Rate Income Opportunity Fund
	Portfolio of Investments (continued)	July 31, 2017

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Metals & Mining – 1.2% (0.8% of Total Investments)

$1,250	CanAm Construction, Inc., Term Loan B	6.799%	6/29/24	B	$1,243,750
1,898	Fairmount Minerals, Ltd., Term Loan B1, First Lien	4.796%	9/05/19	Caa1	1,776,693
1,266	Fairmount Minerals, Ltd., Term Loan B2, First Lien	4.796%	9/05/19	B–	1,191,983
1,388	Zekelman Industries, Term Loan B	4.789%	6/14/21	BB–	1,399,138
5,802	Total Metals & Mining				5,611,564

	Multiline Retail – 2.7% (1.7% of Total Investments)

2,279	99 Cents Only Stores Tranche B2, Term Loan	4.755%	1/11/19	CCC+	2,203,395
1,000	Bass Pro Group LLC, Sale Facility, Term Loan, First Lien	6.046%	6/08/18	B+	1,005,315
1,503	Bass Pro Group LLC, Term Loan B, First Lien	4.474%	6/05/20	B+	1,503,730
1,197	Belk, Inc., Term Loan B, First Lien	6.054%	12/12/22	B	1,000,676
5,650	Dollar Tree, Inc., Term Loan B2	4.250%	7/06/22	BBB–	5,739,468
922	Hudson’s Bay Company, Term Loan B, First Lien	4.546%	9/30/22	BB	881,051
12,551	Total Multiline Retail				12,333,635

	Oil, Gas & Consumable Fuels – 3.3% (2.1% of Total Investments)

1,250	California Resources Corporation, Term Loan, (DD1)	11.601%	12/31/21	B	1,350,625
599	California Resources Corporation, Term Loan A, First Lien	4.234%	9/24/19	B1	574,726
664	Crestwood Holdings LLC, Term Loan B	9.228%	6/19/19	B–	658,580
241	Energy and Exploration Partners, Term Loan, Second Lien	5.000%	5/13/22	N/R	90,231
3,295	Fieldwood Energy LLC, Term Loan, First Lien, (DD1)	4.171%	10/01/18	B2	3,184,097
1,648	Fieldwood Energy LLC, Term Loan, First Lien	8.296%	8/31/20	B2	1,574,816
941	Fieldwood Energy LLC, Term Loan, Second Lien	8.421%	9/30/20	CCC–	551,610
2,109	Fieldwood Energy LLC, Term Loan, Second Lien	8.421%	9/30/20	B–	1,701,444
3,391	Harvey Gulf International Marine, Inc., Term Loan B	5.750%	6/18/20	CCC–	1,427,562
2,173	Peabody Energy Corporation, Term Loan B	5.734%	3/31/22	Ba3	2,197,573
2,867	Seadrill Partners LLC, Initial Term Loan	4.296%	2/21/21	CCC+	1,972,720
43	Southcross Holdings Borrower L.P., Term Loan B, First Lien	3.500%	4/13/23	CCC+	38,498
19,221	Total Oil, Gas & Consumable Fuels				15,322,482

	Pharmaceuticals – 2.2% (1.4% of Total Investments)

2,393	Concordia Healthcare Corporation, Term Loan B, First Lien, (DD1)	5.501%	10/21/21	CCC+	1,784,288
3,990	Grifols, Inc., Term Loan B	3.444%	1/31/25	BB	4,015,975
4,419	Pharmaceutical Product Development, Inc., Term Loan, First Lien	4.017%	8/18/22	Ba3	4,454,387
76	Valeant Pharmaceuticals International, Inc., Series F3, Tranche B, Term Loan	5.980%	4/01/22	BB–	77,836
10,878	Total Pharmaceuticals				10,332,486

	Professional Services – 0.6% (0.4% of Total Investments)

643	Ceridian Corporation, Term Loan B2	4.734%	9/15/20	Ba3	643,567
1,995	Nielsen Finance LLC, Term Loan B4	3.224%	10/04/23	BBB–	2,001,574
2,638	Total Professional Services				2,645,141

	Real Estate Management & Development – 1.0% (0.6% of Total Investments)

2,100	Capital Automotive LP, Term Loan, First Lien	4.240%	3/25/24	B1	2,124,568
2,482	Capital Automotive LP, Term Loan, Second Lien	7.240%	3/24/25	B3	2,533,130
4,582	Total Real Estate Management & Development				4,657,698

	Road & Rail – 0.3% (0.2% of Total Investments)

1,478	Quality Distribution, Incremental Term Loan, First Lien	6.796%	8/18/22	B2	1,431,328

	Semiconductors & Semiconductor Equipment – 1.5% (1.0% of Total Investments)

1,093	Cypress Semiconductor Corp, Term Loan B, (DD1)	3.980%	7/19/21	BB	1,101,274
1,063	Lumileds, Term Loan, First Lien	5.796%	3/17/24	Ba3	1,078,937
1,238	Micron Technology, Inc., New Term Loan B	3.800%	4/26/22	Baa2	1,250,655
1,474	Microsemi Corporation, Term Loan B	3.553%	1/17/23	BB	1,481,976
2,269	On Semiconductor Corp., New Term Loan B	3.484%	3/31/23	Ba1	2,281,163
7,137	Total Semiconductors & Semiconductor Equipment				7,194,005

56	NUVEEN

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Software – 11.7% (7.5% of Total Investments)

$3,412	Blackboard, Inc., Term Loan B4	6.304%	6/30/21	B+	$3,396,345
4,219	BMC Software, Inc., Initial Term Loan B1, (DD1)	5.234%	9/10/22	B+	4,255,165
933	Computer Sciences Government Services, Term Loan B	3.296%	11/30/23	BB+	936,001
3,976	Compuware Corporation, Term Loan B2, First Lien	5.550%	12/15/21	B	4,000,651
924	Compuware Corporation, Term Loan, Second Lien	9.550%	12/15/22	B–	935,230
2,297	Ellucian, Term Loan B, First Lien	4.546%	9/30/22	B	2,305,040
9,346	Infor (US), Inc., Term Loan B	4.046%	2/01/22	B1	9,366,217
1,976	Informatica Corp., Term Loan B	4.796%	8/05/22	B	1,986,076
1,244	Kronos Incorporated, Term Loan, First Lien	4.680%	11/01/23	B	1,260,088
903	Micro Focus International PLC, New Term Loan	3.979%	6/21/24	BB–	904,965
6,097	Micro Focus International PLC, Term Loan B	4.030%	4/21/24	BB–	6,111,450
2,943	Micro Focus International PLC, Term Loan B2	3.811%	11/19/21	BB–	2,948,813
1,500	Misys, New Term Loan, Second Lien	8.459%	4/28/25	CCC+	1,544,112
2,499	Misys, New Term Loan, First Lien	4.736%	6/13/24	B	2,522,483
1,493	RP Crown Parent LLC, Term Loan B, First Lien	4.734%	10/12/23	B1	1,512,559
1,656	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., 2017 Refinancing New Term Loan B1	3.484%	7/08/22	BB+	1,667,898
94	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., 2017 Refinancing New Term Loan B2	3.484%	7/08/22	BB+	94,460
6,458	Tibco Software, Inc., Term Loan, First Lien	4.730%	12/04/20	B	6,508,098
1,117	Vertafore, Inc., Term Loan, First Lien	4.546%	6/30/23	B	1,124,239
1,210	Vertiv Co., New Term Loan B	5.234%	11/30/23	Ba3	1,222,823
54,297	Total Software				54,602,713

	Specialty Retail – 1.0% (0.6% of Total Investments)

1,985	Gardner Denver, Inc., Term Loan	4.546%	7/30/20	B+	1,997,235
1,956	Petco Animal Supplies, Inc., Term Loan B1	4.311%	1/26/23	B1	1,777,566
692	Petsmart Inc., Term Loan B, First Lien	4.230%	3/11/22	Ba3	656,140
4,633	Total Specialty Retail				4,430,941

	Technology Hardware, Storage & Peripherals – 6.6% (4.2% of Total Investments)

978	Conduent, Inc., Term Loan B	5.234%	12/07/23	BB+	991,672
10,554	Dell International LLC, New Term Loan B	3.740%	9/07/23	BBB–	10,629,525
5,534	Dell International LLC, Term Loan A2, First Lien	3.490%	9/07/21	BBB–	5,555,129
3,500	Dell International LLC, Term Loan A3, First Lien	3.240%	12/31/18	BBB–	3,506,563
1,215	Dell Software Group, Term Loan B	7.257%	10/31/22	B1	1,237,740
8,529	Western Digital, Inc., New Term Loan B	3.983%	4/29/23	BBB–	8,604,666
30,310	Total Technology Hardware, Storage & Peripherals				30,525,295

	Textiles, Apparel & Luxury Goods – 0.2% (0.1% of Total Investments)

160	Gymboree Corporation, DIP Term Loan	5.000%	12/12/17	N/R	59,016
80	Gymboree Corporation, DIP Term Loan, (21)	13.226%	12/12/17	D	79,953
1,596	Gymboree Corporation, Term Loan, (5)	3.500%	2/23/18	N/R	589,103
1,836	Total Textiles, Apparel & Luxury Goods				728,072

	Trading Companies & Distributors – 2.1% (1.3% of Total Investments)

5,909	Avolon, Term Loan B2	3.978%	3/21/22	BBB–	5,916,386
730	HD Supply Waterworks, Ltd., Term Loan B, (WI/DD)	TBD	TBD	B+	735,931
1,761	HD Supply, Inc., Term Loan B	4.046%	8/13/21	BB	1,770,766
1,210	Neff Rental/Neff Finance Closing Date Loan, Second Lien	7.664%	6/09/21	B–	1,218,286
9,610	Total Trading Companies & Distributors				9,641,369

	Transportation Infrastructure – 0.3% (0.2% of Total Investments)

84	Ceva Group PLC, Canadian Term Loan	6.814%	3/19/21	B–	78,588
485	Ceva Group PLC, Dutch B.V., Term Loan	6.814%	3/19/21	B–	455,811
475	Ceva Group PLC, Synthetic Letter of Credit Term Loan	6.500%	3/19/21	B–	446,743
669	Ceva Group PLC, US Term Loan	6.814%	3/19/21	B–	628,705
1,713	Total Transportation Infrastructure				1,609,847

NUVEEN	57

JRO	Nuveen Floating Rate Income Opportunity Fund
	Portfolio of Investments (continued)	July 31, 2017

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Wireless Telecommunication Services – 3.3% (2.1% of Total Investments)

$2,074	Asurion LLC, Term Loan B4	3.989%	8/04/22	Ba3	$2,073,882
1,900	Asurion LLC, Term Loan B5	4.234%	11/03/23	Ba3	1,917,859
6,982	Sprint Corporation, Term Loan, First Lien	3.750%	2/02/24	Ba2	7,015,667
1,542	Syniverse Holdings, Inc., Initial Term Loan B, First Lien	4.311%	4/23/19	B	1,492,152
857	Syniverse Technologies, Inc., Tranche B, Term Loan	4.296%	4/23/19	B	826,792
2,000	UPC Financing Partnership, Term Loan, First Lien	3.976%	4/15/25	BB	2,012,920
15,355	Total Wireless Telecommunication Services				15,339,272
$589,691	Total Variable Rate Senior Loan Interests (cost $582,267,431)				574,947,151

Shares	Description (1)				Value

	COMMON STOCKS – 1.8% (1.1% of Total Investments)

	Banks – 0.6% (0.4% of Total Investments)

30,811	BLB Worldwide Holdings Inc., (6)				$2,749,883

	Diversified Consumer Services – 0.1% (0.1% of Total Investments)

71,949	Cengage Learning Holdings II LP, (6)				545,589
3,124,035	Education Management Corporation, (6), (7)				312
	Total Diversified Consumer Services				545,901

	Energy Equipment & Services – 0.5% (0.3% of Total Investments)

60,418	C&J Energy Services Inc., (6)				1,953,918
2,534	Vantage Drill International, (6)				428,246
	Total Energy Equipment & Services				2,382,164

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

54,276	Millenium Health LLC, (6)				81,414

	Media – 0.5% (0.3% of Total Investments)

963,320	Hibu PLC, (6), (8)				1
23,363	Metro-Goldwyn-Mayer, (6)				2,198,061
36,087	Tribune Media Company, (8)				—
	Total Media				2,198,062

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

109	Energy and Exploration Partners, Inc., (6), (8)				—
46	Southcross Holdings Borrower LP, (6)				31,740
	Total Oil, Gas & Consumable Fuels				31,740

	Semiconductors & Semiconductor Equipment – 0.1% (0.0% of Total Investments)

15,675	Smart Global Holdings, Inc., (6), (8)				239,451
	Total Common Stocks (cost $12,375,743)				8,228,615

Shares	Description (1)	Coupon		Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.0% (0.0% of Total Investments)

	Diversified Consumer Services – 0.0% (0.0% of Total Investments)

3,476	Education Management Corporation, (7)	7.500%		N/R	$—
	Total $25 Par (or similar) Retail Preferred (cost $8,437)				—

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CONVERTIBLE BONDS – 0.0% (0.0% of Total Investments)

	Communications Equipment – 0.0% (0.0% of Total Investments)

$550	Nortel Networks Limited	1.750%	4/15/12	N/R	$121,000
$550	Total Convertible Bonds (cost $117,755)				121,000

58	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 21.6% (13.7% of Total Investments)

	Communications Equipment – 0.1% (0.1% of Total Investments)

$155	Avaya Inc., 144A, (5)	7.000%	4/01/19	N/R	$127,875
3,830	Avaya Inc., 144A, (5)	10.500%	3/01/21	N/R	344,700
3,985	Total Communications Equipment				472,575

	Diversified Telecommunication Services – 3.3% (2.1% of Total Investments)

2,462	Inelsat Connect Finance SA, 144A	12.500%	4/01/22	CCC–	2,360,443
4,760	IntelSat Jackson Holdings	5.500%	8/01/23	CCC+	4,105,500
1,005	IntelSat Limited	6.750%	6/01/18	CCC–	984,900
6,862	IntelSat Limited	7.750%	6/01/21	CCC–	4,391,680
4,630	IntelSat Limited	8.125%	6/01/23	CCC–	2,865,970
750	Level 3 Financing Inc.	5.375%	8/15/22	BB	770,625
20,469	Total Diversified Telecommunication Services				15,479,118

	Equity Real Estate Investment Trusts – 1.0% (0.6% of Total Investments)

1,250	iStar Inc.	4.000%	11/01/17	BB	1,251,563
3,250	Realogy Group LLC / Realogy Co-Issuer Corporation, 144A	5.250%	12/01/21	B+	3,388,125
125	Walter Investment Management Corporation	7.875%	12/15/21	Caa3	71,875
4,625	Total Equity Real Estate Investment Trusts				4,711,563

	Health Care Equipment & Supplies – 0.7% (0.4% of Total Investments)

3,000	Tenet Healthcare Corporation	6.000%	10/01/20	BB–	3,213,750

	Health Care Providers & Services – 1.3% (0.8% of Total Investments)

4,500	HCA Inc.	6.500%	2/15/20	BBB–	4,916,250
900	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	903,375
5,400	Total Health Care Providers & Services				5,819,625

	Hotels, Restaurants & Leisure – 1.9% (1.2% of Total Investments)

1,000	MGM Resorts International Inc.	5.250%	3/31/20	BB	1,061,000
2,750	Scientific Games Corporation, 144A	7.000%	1/01/22	Ba3	2,928,750
4,200	Scientific Games International Inc.	10.000%	12/01/22	B–	4,683,000
7,950	Total Hotels, Restaurants & Leisure				8,672,750

	Household Durables – 1.1% (0.7% of Total Investments)

4,900	Lennar Corporation	4.125%	12/01/18	Ba1	5,007,188

	Media – 4.4% (2.8% of Total Investments)

150	Charter Communications Operating LLC/ Charter Communications Operating Capital Corporation	3.579%	7/23/20	BBB–	154,758
11,043	Clear Channel Communications Inc., (5), (8)	12.000%	8/01/21	N/R	—
2,000	Dish DBS Corporation	5.125%	5/01/20	Ba3	2,099,600
1,000	Dish DBS Corporation	5.875%	11/15/24	Ba3	1,085,000
1,325	Hughes Satellite Systems Corporation	6.500%	6/15/19	BBB–	1,426,031
1,714	iHeartCommunications, Inc., 144A	11.250%	3/01/21	Caa1	1,276,930
6,412	iHeartCommunications, Inc.	9.000%	12/15/19	Caa1	5,177,690
13,403	iHeartCommunications, Inc., PIK	14.000%	2/01/21	Ca	3,216,793
7,850	iHeartCommunications, Inc.	9.000%	3/01/21	Caa1	5,848,250
44,897	Total Media				20,285,052

	Oil, Gas & Consumable Fuels – 1.1% (0.7% of Total Investments)

2,000	California Resources Corporation, 144A	8.000%	12/15/22	CCC+	1,277,500
500	Denbury Resources Inc.	6.375%	8/15/21	CCC+	291,250
1,275	Denbury Resources Inc.	5.500%	5/01/22	CCC+	688,500
600	Everest Acquisition LLC Finance	9.375%	5/01/20	Caa2	510,750
2,400	FTS International Inc., 144A	8.463%	6/15/20	B	2,436,000
6,775	Total Oil, Gas & Consumable Fuels				5,204,000

NUVEEN	59

JRO	Nuveen Floating Rate Income Opportunity Fund
	Portfolio of Investments (continued)	July 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Pharmaceuticals – 0.0% (0.0% of Total Investments)

$600	Concordia Healthcare Corporation, 144A	7.000%	4/15/23	CCC–	$108,000

	Semiconductors & Semiconductor Equipment – 0.3% (0.2% of Total Investments)

1,394	Advanced Micro Devices, Inc.	7.500%	8/15/22	B–	1,568,250

	Software – 1.7% (1.1% of Total Investments)

3,120	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	3,221,400
1,100	Boxer Parent Company Inc./BMC Software, 144A, PIK	9.000%	10/15/19	CCC+	1,102,750
3,500	Infor Us Inc., 144A	5.750%	8/15/20	BB	3,605,000
7,720	Total Software				7,929,150

	Technology Hardware, Storage & Peripherals – 2.2% (1.4% of Total Investments)

7,330	EMC Corporation	2.650%	6/01/20	Ba2	7,231,631
2,750	Western Digital Corporation, 144A	7.375%	4/01/23	BBB–	3,018,125
10,080	Total Technology Hardware, Storage & Peripherals				10,249,756

	Trading Companies & Distributors – 0.4% (0.2% of Total Investments)

1,500	HD Supply Inc., 144A	5.250%	12/15/21	BB	1,574,063

	Wireless Telecommunication Services – 2.1% (1.4% of Total Investments)

1,450	Sprint Communications Inc.	7.000%	8/15/20	B+	1,584,125
6,000	Sprint Corporation	7.875%	9/15/23	B+	6,810,000
500	Sprint Corporation	7.125%	6/15/24	B+	548,125
800	Syniverse Foreign Holdings Corporation, 144A	9.125%	1/15/22	B	802,000
175	T-Mobile USA Inc.	6.836%	4/28/23	BB	185,719
8,925	Total Wireless Telecommunication Services				9,929,969
$132,220	Total Corporate Bonds (cost $110,370,635)				100,224,809

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	ASSET-BACKED SECURITIES – 2.0% (1.3% of Total Investments)

$675	Bristol Park CLO Limited, Series 2016-1A, 144A	8.554%	4/15/29	Ba3	$689,135
800	Dryden Senior Loan Fund, Series 2017-50A, 144A, (WI/DD)	7.517%	7/15/30	Ba3	792,240
250	ING Investment Management, Collateralized Loan Obligation, 2013-1A D, 144A	6.304%	4/15/24	BB	250,820
1,800	LCM Limited Partnership, Collateralized Loan Obligation 2012A, 144A	7.056%	10/19/22	BB	1,800,383
1,250	Madison Park Funding Limited, Collateralized Loan Obligations, Series 2015-16A, 144A	6.807%	4/20/26	Ba3	1,248,581
500	North End CLO Limited, Loan Pool, 144A	5.904%	7/17/25	BB	486,153
2,000	Octagon Investment Partners, Series 2015-1A, 144A	7.157%	10/20/26	Ba3	2,001,706
750	OZLM Funding Limited, Series 2012-2A, 144A	8.611%	10/30/27	BB	758,231
1,200	Race Point Collateralized Loan Obkigation Series 2012-7A, 144A	6.179%	11/08/24	BB–	1,201,712
$9,225	Total Asset-Backed Securities (cost $8,772,311)				9,228,961

Shares	Description (1)				Value

	WARRANTS – 0.0% (0.0% of Total Investments)

19,646	Smart Modular Technology, Inc., (8)				$—
	Total Warrants (cost $0)				—
	Total Long-Term Investments (cost $713,912,312)				692,750,536

60	NUVEEN

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 8.2% (5.2% of Total Investments)

	INVESTMENT COMPANIES – 8.2% (5.2% of Total Investments)

38,348,703	BlackRock Liquidity Funds T-Fund Portfolio, (9)	$38,348,703
	Total Short-Term Investments (cost $38,348,703)	38,348,703
	Total Investments (cost $752,261,015) – 157.2%	731,099,239
	Borrowings – (38.4)% (10), (11)	(178,800,000)
	Term Preferred Shares, net of deferred offering costs – (17.8)% (12)	(82,669,803)
	Other Assets Less Liabilities – (1.0)% (13)	(4,468,506)
	Net Assets Applicable to Common Shares – 100%	$465,160,930

Investments in Derivatives as of July 31, 2017

Interest Rate Swaps (OTC Uncleared)

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)		Fixed Rate Payment Frequency	Termination Date		Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$8,000,000	Pay	1-Month USD-LIBOR-ICE	2.250	% (14)	Monthly	12/01/23	(15)	$(23,475)
Morgan Stanley Capital Services LLC	10,000,000	Pay	1-Month USD-LIBOR-ICE	2.500	(16)	Monthly	1/01/22	(17)	23,806
Morgan Stanley Capital Services LLC	21,000,000	Pay	1-Month USD-LIBOR-ICE	2.500	(18)	Monthly	4/01/22	(19)	66,785
Morgan Stanley Capital Services LLC	45,000,000	Pay	1-Month USD-LIBOR-ICE	4.000		Monthly	1/01/27	(20)	453,054
	$84,000,000								$520,170

NUVEEN	61

JRO	Nuveen Floating Rate Income Opportunity Fund
	Portfolio of Investments (continued)	July 31, 2017

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(7)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(10)	Borrowings as a percentage of Total Investments is 24.5%.

(11)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(12)	Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 11.3%.

(13)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(14)	Effective December 1, 2018, the fixed rate paid by the Fund will increase according to a predetermined schedule as specified in the swap contract. Additionally, this fixed rate increase will continue to occur every two years on specific dates through the swap contract’s termination date.

(15)	This interest rate swap has an optional early termination date beginning on December 1, 2018 and monthly thereafter through the termination date as specified in the swap contract.

(16)	Effective January 1, 2020, the fixed rate paid by the Fund will increase according to a predetermined schedule as specified in the swap contract. Additionally, this fixed rate increase will continue to occur every twelve months on specific dates through the swap contract’s termination date.

(17)	This interest rate swap has an optional early termination date beginning on January 1, 2019 and monthly thereafter through the termination date as specified in the swap contract.

(18)	Effective April 1, 2020, the fixed rate paid by the Fund will increase according to a predetermined schedule as specified in the swap contract. Additionally, this fixed rate increase will continue to occur every twelve months on specific dates through the swap contract’s termination date.

(19)	This interest rate swap has an optional early termination date beginning on July 1, 2019 and monthly thereafter through the termination date as specified in the swap contract.

(20)	This interest rate swap has an optional early termination date beginning on January 1, 2021 and monthly thereafter through the termination date as specified in the swap contract.

(21)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 8 – Senior Loan Commitments for more information.

(DD1)	Portion of investment purchased on a delayed delivery basis.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

PIK	All or a portion of this security is payment-in-kind.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange.

See accompanying notes to financial statements.

62	NUVEEN

JSD

Nuveen Short Duration Credit Opportunities Fund
Portfolio of Investments	July 31, 2017

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 155.3% (97.8% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 133.4% (84.0% of Total Investments) (4)

	Aerospace & Defense – 3.2% (2.0% of Total Investments)

$3,084	Sequa Corporation, Term Loan, First Lien	6.814%	11/28/21	B–	$3,116,145
1,062	Sequa Corporation, Term Loan, Second Lien	10.314%	4/26/22	CCC	1,088,414
1,675	Transdigm, Inc., Extend Term Loan F	4.234%	6/07/23	Ba2	1,686,092
5,821	Total Aerospace & Defense				5,890,651

	Air Freight & Logistics – 1.4% (0.9% of Total Investments)

884	Americold Realty Operating Partnership, Term Loan B	4.984%	12/01/22	BB	897,000
872	PAE Holding Corporation, Term Loan B	6.734%	10/20/22	B+	881,756
722	XPO Logistics, Inc., Refinanced Term Loan	3.554%	11/01/21	Ba1	725,769
2,478	Total Air Freight & Logistics				2,504,525

	Airlines – 2.3% (1.4% of Total Investments)

960	American Airlines, Inc., Replacement Term Loan	3.233%	6/27/20	BB+	963,059
1,715	American Airlines, Inc., Replacement Term Loan	3.226%	10/10/21	BB+	1,720,599
1,467	American Airlines, Inc., Term Loan B	3.726%	12/14/23	BB+	1,476,830
4,142	Total Airlines				4,160,488

	Auto Components – 0.7% (0.4% of Total Investments)

750	DexKo Global, Inc., Term Loan, First Lien	5.313%	7/13/24	B1	760,313
500	Superior Industries International, Inc., Term Loan B	5.787%	6/14/24	B1	503,750
1,250	Total Auto Components				1,264,063

	Automobiles – 1.7% (1.1% of Total Investments)

3,127	Formula One Group, Term Loan B, (DD1)	4.504%	2/01/24	B	3,147,015

	Building Products – 0.5% (0.3% of Total Investments)

995	Quikrete Holdings, Inc., Term Loan B	3.984%	11/15/23	BB–	999,806

	Capital Markets – 0.4% (0.3% of Total Investments)

750	RPI Finance Trust, Term Loan B6	3.296%	3/27/23	Baa2	754,688

	Chemicals – 1.4% (0.9% of Total Investments)

205	Ineos US Finance LLC, New 2022 Dollar Term Loan	4.007%	3/31/22	Ba2	206,847
229	Ineos US Finance LLC, New 2024 Dollar Term Loan	4.007%	4/01/24	Ba2	231,073
399	Mineral Technologies, Inc., Term Loan B2	4.750%	5/07/21	BB+	404,225
741	OM Group, Inc., Term Loan B, First Lien	6.296%	2/21/24	B	751,753
983	Univar, Inc., Term Loan B	3.984%	7/01/22	BB	989,318
2,557	Total Chemicals				2,583,216

	Commercial Services & Supplies – 4.0% (2.5% of Total Investments)

498	Fort Dearborn Holding Company, Inc., Term Loan, First Lien	5.298%	10/19/23	B2	499,677
1,798	iQor US, Inc., Term Loan, First Lien	6.299%	4/01/21	B	1,794,493
167	iQor US, Inc., Term Loan, Second Lien	10.049%	4/01/22	CCC+	161,250
777	KAR Auction Services, Inc., Term Loan B5	3.813%	3/09/23	Ba2	782,998
1,489	Monitronics International, Inc., Term Loan B2, First Lien	6.796%	9/30/22	B2	1,508,134
587	Protection One, Inc., Term Loan	3.984%	5/02/22	BB–	591,386
1,041	Skillsoft Corporation, Initial Term Loan, First Lien	5.984%	4/28/21	B–	980,349
988	Universal Services of America, Initial Term Loan, First Lien	5.046%	7/28/22	B+	990,897
7,345	Total Commercial Services & Supplies				7,309,184

NUVEEN	63

JSD	Nuveen Short Duration Credit Opportunities Fund
	Portfolio of Investments (continued)	July 31, 2017

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Communications Equipment – 3.6% (2.3% of Total Investments)

$729	Avaya, Inc., DIP Term Loan	8.729%	1/24/18	Baa3	$751,129
2,024	Avaya, Inc., Term Loan B3, (5)	6.460%	10/26/17	N/R	1,653,407
326	Avaya, Inc., Term Loan B6	6.500%	3/31/18	N/R	266,270
946	Avaya, Inc., Term Loan B7, (5)	6.460%	5/29/20	N/R	776,420
794	Colorado Buyer, Inc., Term Loan, First Lien	4.170%	5/01/24	Ba3	802,388
365	Colorado Buyer, Inc., Term Loan, Second Lien	8.420%	5/01/25	B3	370,659
950	CommScope, Inc., Term Loan B	3.296%	12/29/22	Baa3	955,874
966	Riverbed Technology, Inc., Term Loan B, First Lien	4.490%	4/24/22	B+	954,438
7,100	Total Communications Equipment				6,530,585

	Consumer Finance – 2.9% (1.9% of Total Investments)

5,363	First Data Corporation, Term Loan B	3.727%	4/26/24	BB	5,398,972

	Containers & Packaging – 1.3% (0.8% of Total Investments)

744	Berry Plastics Holding Corporation, Term Loan I	3.730%	10/01/22	BB	748,228
1,657	Reynolds Group Holdings, Inc., Term Loan, First Lien	4.234%	2/05/23	B+	1,665,779
2,401	Total Containers & Packaging				2,414,007

	Diversified Consumer Services – 1.7% (1.1% of Total Investments)

1,825	Cengage Learning Acquisitions, Inc., Term Loan B	5.474%	6/07/23	B+	1,731,271
597	Houghton Mifflin, Term Loan B, First Lien	4.234%	5/28/21	B+	579,541
748	Laureate Education, Inc., New Term Loan	5.734%	4/20/24	B	758,412
3,170	Total Diversified Consumer Services				3,069,224

	Diversified Financial Services – 1.5% (0.9% of Total Investments)

587	Freedom Mortgage Corporation, Initial Term Loan	6.862%	2/23/22	BB–	596,720
2,069	Veritas US, Inc., Term Loan B1	5.796%	1/27/23	B+	2,096,960
2,656	Total Diversified Financial Services				2,693,680

	Diversified Telecommunication Services – 9.3% (5.8% of Total Investments)

3,000	CenturyLink, Inc., Term Loan B	2.750%	1/31/25	BBB–	2,963,670
496	DTI Holdings, Inc., Term Loan B, First Lien	6.561%	10/02/23	B	485,705
3,307	Frontier Communications Corporation, Term Loan B	4.980%	1/14/20	BB	3,187,514
1,990	Greeneden U.S. Holdings II LLC, Term Loan B	5.007%	12/01/23	B2	2,007,422
4,044	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan	4.000%	6/30/19	B1	4,038,812
2,253	WideOpenWest Finance LLC, Term Loan B	4.452%	8/18/23	B	2,257,411
2,000	Ziggo B.V., Term Loan E	3.726%	4/15/25	BB–	2,005,230
17,090	Total Diversified Telecommunication Services				16,945,764

	Electric Utilities – 3.1% (1.9% of Total Investments)

459	EFS Cogen Holdings LLC, Term Loan B	4.800%	6/28/23	BB	464,137
2,620	Energy Future Intermediate Holding Company, DIP Term Loan	4.233%	7/02/18	BB	2,642,421
479	Helix Generation, Term Loan B	4.960%	3/10/24	BB	484,526
1,620	Vistra Operations Co., Term Loan B	3.982%	8/04/23	BB+	1,628,231
371	Vistra Operations Co., Term Loan C	3.977%	8/04/23	Ba2	373,217
5,549	Total Electric Utilities				5,592,532

	Electronic Equipment, Instruments & Components – 1.0% (0.6% of Total Investments)

703	SMART Modular Technologies, Inc., Term Loan	9.250%	8/26/19	B	701,419
1,050	TTM Technologies, Inc., New Term Loan	5.484%	5/31/21	BB–	1,066,567
1,753	Total Electronic Equipment, Instruments & Components				1,767,986

	Energy Equipment & Services – 0.4% (0.3% of Total Investments)

1,160	Ocean Rigs, Inc., Term Loan B1, (5)	8.250%	3/31/21	CCC–	811,782

	Equity Real Estate Investment Trusts – 3.0% (1.9% of Total Investments)

2,393	Communications Sales & Leasing, Inc., Shortfall Term Loan	4.234%	10/24/22	BB–	2,401,251
3,257	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.984%	12/18/20	Caa1	3,000,871
5,650	Total Equity Real Estate Investment Trusts				5,402,122

64	NUVEEN

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Food & Staples Retailing – 6.4% (4.0% of Total Investments)

$7,203	Albertson’s LLC, Term Loan B4	3.984%	8/25/21	BB	$7,196,530
1,511	Albertson’s LLC, Term Loan B6	4.251%	6/22/23	BB	1,512,029
209	BJ’s Wholesale Club, Inc., Term Loan B, First Lien	4.968%	2/03/24	B–	204,928
965	Del Monte Foods Company, Term Loan, First Lien	4.430%	2/18/21	CCC+	758,128
1,125	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	5.115%	6/21/21	BB–	1,132,734
746	Save-A-Lot, Term Loan B	7.234%	12/05/23	B	735,523
54	Supervalu, Inc., Delayed Draw, Term Loan B	4.734%	6/02/24	BB–	53,786
90	Supervalu, Inc., Term Loan B	4.734%	6/02/24	BB–	89,644
11,903	Total Food & Staples Retailing				11,683,302

	Food Products – 2.7% (1.7% of Total Investments)

625	American Seafoods Group LLC, Term Loan B, (WI/DD)	TBD	TBD	BB–	627,738
1,718	Jacobs Douwe Egberts, Term Loan B	3.438%	7/02/22	BB	1,729,167
451	Keurig Green Mountain, Inc., Term Loan A, First Lien	2.750%	3/03/21	BBB–	451,253
2,056	US Foods, Inc., New Term Loan B	3.990%	6/27/23	BB	2,073,840
4,850	Total Food Products				4,881,998

	Health Care Equipment & Supplies – 3.5% (2.2% of Total Investments)

708	Acelity, Term Loan B	4.546%	2/02/24	B1	711,093
386	Ardent Medical Services, Inc., Term Loan B, First Lien	6.796%	8/04/21	B1	388,391
781	ConvaTec, Inc., Term Loan B	3.796%	10/25/23	BB	785,293
886	Greatbatch, Inc., Term Loan B	4.730%	10/27/22	B	891,449
2,639	Onex Carestream Finance LP, Term Loan, First Lien	5.275%	6/07/19	B+	2,641,316
973	Onex Carestream Finance LP, Term Loan, Second Lien	9.796%	12/09/19	B–	955,826
6,373	Total Health Care Equipment & Supplies				6,373,368

	Health Care Providers & Services – 5.7% (3.6% of Total Investments)

1,000	Air Medical Group Holdings, Inc., Term Loan, First Lien	5.228%	4/28/22	B	995,630
398	Community Health Systems, Inc., Term Loan G	3.979%	12/31/19	BB–	398,428
799	Community Health Systems, Inc., Term Loan H	4.213%	1/27/21	BB–	798,649
1,688	Envision Healthcare Corporation, Term Loan B, First Lien	4.300%	12/01/23	BB–	1,701,829
1,523	Heartland Dental Care, Inc., Term Loan, First Lien, (WI/DD)	TBD	TBD	B2	1,528,250
500	Heartland Dental Care, Inc., Term Loan, Second Lien, (WI/DD)	TBD	TBD	CCC	507,500
976	IASIS Healthcare LLC, Term Loan B	5.296%	2/16/21	Ba3	983,608
662	Millennium Laboratories, Inc., Term Loan B, First Lien	7.734%	12/21/20	CCC+	402,718
682	MultiPlan, Inc., Term Loan B	4.296%	6/07/23	B+	687,713
201	Quorum Health Corp., Term Loan B	7.984%	4/29/22	B2	201,470
1,695	Select Medical Corporation, Tranche B, Term Loan	4.810%	3/06/24	Ba2	1,724,422
440	Vizient, Inc., New Term Loan B	4.734%	2/13/23	B+	445,975
10,564	Total Health Care Providers & Services				10,376,192

	Health Care Technology – 1.2% (0.8% of Total Investments)

676	Catalent Pharma Solutions, Inc., Term Loan B	3.984%	5/20/21	BB	681,589
1,496	Emdeon, Inc., Term Loan	3.984%	3/01/24	Ba3	1,506,724
2,172	Total Health Care Technology				2,188,313

	Hotels, Restaurants & Leisure – 5.5% (3.5% of Total Investments)

1,323	Burger King Corporation, Term Loan B3	3.508%	2/16/24	Ba3	1,323,862
500	Caesars Entertainment Operating Company, Inc., Term Loan B, (WI/DD)	TBD	TBD	BB	503,048
1,648	CCM Merger, Inc., Term Loan B	3.984%	8/09/21	BB–	1,657,076
1,653	CityCenter Holdings LLC, Term Loan B	3.732%	4/18/24	BB–	1,662,194
980	Life Time Fitness, Inc., Term Loan B	4.234%	6/10/22	BB–	987,181
2,184	Scientific Games Corporation, Term Loan B4, (WI/DD)	TBD	TBD	Ba3	2,172,736
1,735	Station Casino LLC, Term Loan B	3.730%	6/08/23	BB	1,740,488
10,023	Total Hotels, Restaurants & Leisure				10,046,585

	Household Products – 0.5% (0.3% of Total Investments)

1,087	Revlon Consumer Products Corporation, Term Loan B, First Lien	4.734%	11/16/20	B1	986,048

NUVEEN	65

JSD	Nuveen Short Duration Credit Opportunities Fund
	Portfolio of Investments (continued)	July 31, 2017

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Independent Power & Renewable Electricity Producers – 0.2% (0.2% of Total Investments)

$445	Dynegy, Inc., Tranche Term Loan C1	4.484%	2/07/24	BB	$447,397

	Industrial Conglomerates – 1.4% (0.9% of Total Investments)

1,357	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	5.507%	6/16/24	B	1,370,163
1,197	Foresight Energy LLC, Term Loan, First Lien	7.046%	3/28/22	B	1,158,475
2,554	Total Industrial Conglomerates				2,528,638

	Insurance – 0.9% (0.6% of Total Investments)

499	Acrisure LLC, Term Loan, First Lien	6.296%	11/22/23	B	506,231
1,092	Hub International Holdings, Inc., Initial Term Loan	4.422%	10/02/20	B+	1,100,785
1,591	Total Insurance				1,607,016

	Internet and Direct Marketing Retail – 0.8% (0.5% of Total Investments)

1,431	Travelport LLC, Term Loan B, (WI/DD)	TBD	TBD	B+	1,433,996

	Internet Software & Services – 2.9% (1.8% of Total Investments)

990	Ancestry.com Inc., Term Loan, First Lien	4.480%	10/19/23	B1	1,000,365
998	Rackspace Hosting, Inc., Term Loan B	4.172%	11/03/23	BB+	1,005,231
1,286	Sabre, Inc., New Term Loan B	3.984%	2/22/24	Ba2	1,297,621
1,109	SkillSoft Corporation, Term Loan, Second Lien	9.484%	4/28/22	CCC	920,582
750	TierPoint LLC, Term Loan, First Lien	4.984%	5/05/24	B+	754,530
250	TierPoint LLC, Term Loan, Second Lien	8.484%	5/05/25	CCC+	255,938
5,383	Total Internet Software & Services				5,234,267

	IT Services – 2.1% (1.3% of Total Investments)

703	Gartner, Inc., Term Loan A	3.234%	3/21/22	BB+	706,597
499	Gartner, Inc., Term Loan B	3.234%	4/05/24	BB+	503,117
500	PEAK 10, Inc., Term Loan B, (WI/DD)	TBD	TBD	B	502,918
280	PEAK 10, Inc., Term Loan, Second Lien, (WI/DD)	TBD	TBD	CCC+	285,425
1,000	Tempo Acquisition LLC, Term Loan B	4.227%	5/01/24	B1	1,009,375
743	WEX, Inc., Term Loan B	3.984%	7/01/23	BB–	751,677
3,725	Total IT Services				3,759,109

	Leisure Products – 1.7% (1.1% of Total Investments)

1,034	24 Hour Fitness Worldwide, Inc., Term Loan B	5.046%	5/28/21	Ba3	1,033,114
1,076	Academy, Ltd., Term Loan B	5.242%	7/01/22	B2	849,272
1,258	Equinox Holdings, Inc., Term Loan, First Lien	4.484%	3/08/24	B+	1,269,512
3,368	Total Leisure Products				3,151,898

	Life Sciences Tools & Services – 0.5% (0.3% of Total Investments)

973	Patheon, Inc., New Term Loan, First Lien	4.504%	4/22/24	B	976,512

	Machinery – 0.6% (0.4% of Total Investments)

635	Gates Global LLC, Initial Dollar Term Loan B1	4.546%	4/01/24	B+	640,567
585	TNT Crane and Rigging Inc., Initial Term Loan, First Lien	5.796%	11/27/20	B3	549,025
1,220	Total Machinery				1,189,592

	Marine – 0.3% (0.2% of Total Investments)

703	American Commercial Lines LLC, Term Loan B, First Lien	9.984%	11/12/20	B–	612,893

	Media – 10.5% (6.6% of Total Investments)

841	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.546%	7/23/21	B1	824,809
82	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.796%	7/25/22	CCC+	78,217
998	Affinion Group Holdings, Inc., Term Loan, First Lien	8.935%	5/10/22	B2	1,003,425
478	Catalina Marketing Corporation, Term Loan, First Lien	4.734%	4/09/21	B1	390,755
500	Catalina Marketing Corporation, Term Loan, Second Lien	7.984%	4/11/22	Caa1	282,918
2,812	Clear Channel Communications, Inc., Tranche D, Term Loan	7.984%	1/30/19	Caa1	2,283,228
1,633	Clear Channel Communications, Inc., Term Loan E	8.734%	7/30/19	Caa1	1,321,588
2,821	Cumulus Media, Inc., Term Loan B	4.490%	12/23/20	Caa1	2,275,398

66	NUVEEN

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Media (continued)

$904	Emerald Expositions Holdings, Inc., Term Loan B	4.296%	5/17/24	BB	$917,130
963	Getty Images, Inc., Term Loan B, First Lien	4.796%	10/18/19	B3	899,086
445	Gray Television, Inc., Term Loan B2	3.551%	2/07/24	BB	448,101
728	IMG Worldwide, Inc., Term Loan, First Lien	4.490%	5/06/21	B+	733,819
588	Lions Gate Entertainment Corporation, Term Loan B	4.234%	12/08/23	Ba2	594,477
833	LSC Communications, Term Loan	7.234%	9/30/22	Ba3	841,667
1,980	McGraw-Hill Education Holdings LLC, Term Loan B	5.234%	5/02/22	Ba3	1,958,646
250	Nexstar Broadcasting Group, Term Loan, (DD1)	3.732%	1/17/24	BB+	252,356
2,045	Nexstar Broadcasting Group, Term Loan B, (DD1)	3.738%	1/17/24	Ba3	2,065,145
980	Springer Science & Business Media, Inc., Term Loan B9, First Lien	4.796%	8/14/20	B	984,323
1,000	Virgin Media Investment Holdings, Limited Term Loan I	3.976%	1/31/25	BB–	1,006,380
20,881	Total Media				19,161,468

	Metals & Mining – 2.0% (1.3% of Total Investments)

875	CanAm Construction, Inc., Term Loan B	6.799%	6/29/24	B	870,625
1,265	Fairmount Minerals, Ltd., Term Loan B1, First Lien	4.796%	9/05/19	Caa1	1,184,462
844	Fairmount Minerals, Ltd., Term Loan B2, First Lien	4.796%	9/05/19	B–	794,656
833	Zekelman Industries, Term Loan B	4.789%	6/14/21	BB–	839,483
3,817	Total Metals & Mining				3,689,226

	Multiline Retail – 1.5% (1.0% of Total Investments)

750	Bass Pro Group LLC, Sale Facility, Term Loan, First Lien	6.046%	6/08/18	B+	753,986
859	Bass Pro Group LLC, Term Loan B, First Lien	4.474%	6/05/20	B+	859,274
897	Belk, Inc., Term Loan B, First Lien	6.054%	12/12/22	B	750,507
461	Hudson’s Bay Company, Term Loan B, First Lien	4.546%	9/30/22	BB	440,525
2,967	Total Multiline Retail				2,804,292

	Oil, Gas & Consumable Fuels – 3.6% (2.2% of Total Investments)

750	California Resources Corporation, Term Loan, (DD1)	11.601%	12/31/21	B	810,375
299	California Resources Corporation, Term Loan A, First Lien	4.234%	9/24/19	B1	287,363
391	Crestwood Holdings LLC, Term Loan B	9.228%	6/19/19	B–	388,293
90	Energy and Exploration Partners, Term Loan, Second Lien	5.000%	5/13/22	N/R	33,837
500	Fieldwood Energy LLC, Term Loan, First Lien, (WI/DD)	TBD	TBD	B2	483,125
786	Fieldwood Energy LLC, Term Loan, First Lien	8.296%	8/31/20	B2	751,706
508	Fieldwood Energy LLC, Term Loan, Second Lien	8.421%	9/30/20	CCC–	297,701
1,463	Fieldwood Energy LLC, Term Loan, Second Lien	8.421%	9/30/20	B–	1,179,938
1,637	Harvey Gulf International Marine, Inc., Term Loan B	5.750%	6/18/20	CCC–	689,153
941	Peabody Energy Corporation, Term Loan B	5.734%	3/31/22	Ba3	951,427
907	Seadrill Partners LLC, Initial Term Loan	4.296%	2/21/21	CCC+	624,371
17	Southcross Holdings Borrower L.P., Term Loan B, First Lien	3.500%	4/13/23	CCC+	15,399
8,289	Total Oil, Gas & Consumable Fuels				6,512,688

	Pharmaceuticals – 3.2% (2.0% of Total Investments)

1,367	Concordia Healthcare Corporation, Term Loan B, First Lien, (DD1)	5.501%	10/21/21	CCC+	1,019,592
1,995	Grifols, Inc., Term Loan B	3.444%	1/31/25	BB	2,007,987
2,738	Pharmaceutical Product Development, Inc., Term Loan, First Lien	4.017%	8/18/22	Ba3	2,759,587
88	Valeant Pharmaceuticals International, Inc., Series F3, Tranche B, Term Loan	5.980%	4/01/22	BB–	89,483
6,188	Total Pharmaceuticals				5,876,649

	Professional Services – 1.1% (0.7% of Total Investments)

955	Ceridian Corporation, Term Loan B2	4.734%	9/15/20	Ba3	956,362
998	Nielsen Finance LLC, Term Loan B4	3.224%	10/04/23	BBB–	1,000,787
1,953	Total Professional Services				1,957,149

	Real Estate Management & Development – 1.7% (1.1% of Total Investments)

1,131	Capital Automotive LP, Term Loan, First Lien	4.240%	3/25/24	B1	1,144,527
1,861	Capital Automotive LP, Term Loan, Second Lien	7.240%	3/24/25	B3	1,899,847
2,992	Total Real Estate Management & Development				3,044,374

NUVEEN	67

JSD	Nuveen Short Duration Credit Opportunities Fund
	Portfolio of Investments (continued)	July 31, 2017

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Road & Rail – 0.5% (0.3% of Total Investments)

$985	Quality Distribution, Incremental Term Loan, First Lien	6.796%	8/18/22	B2	$954,219

	Semiconductors & Semiconductor Equipment – 2.0% (1.2% of Total Investments)

708	Lumileds, Term Loan, First Lien	5.796%	3/17/24	Ba3	719,291
990	Micron Technology, Inc., New Term Loan B	3.800%	4/26/22	Baa2	1,000,524
737	Microsemi Corporation, Term Loan B	3.553%	1/17/23	BB	740,988
1,135	On Semiconductor Corp., New Term Loan B	3.484%	3/31/23	Ba1	1,140,581
3,570	Total Semiconductors & Semiconductor Equipment				3,601,384

	Software – 12.7% (8.0% of Total Investments)

925	Blackboard, Inc., Term Loan B4	6.304%	6/30/21	B+	920,489
1,948	BMC Software, Inc., Initial Term Loan B1, (DD1)	5.234%	9/10/22	B+	1,964,928
622	Computer Sciences Government Services, Term Loan B	3.296%	11/30/23	BB+	624,000
1,502	Compuware Corporation, Term Loan B2, First Lien	5.550%	12/15/21	B	1,511,509
402	Compuware Corporation, Term Loan, Second Lien	9.550%	12/15/22	B–	406,622
726	Ellucian, Term Loan B, First Lien	4.546%	9/30/22	B	728,548
2,051	Infor (US), Inc., Term Loan B	4.046%	2/01/22	B1	2,055,497
1,481	Informatica Corp., Term Loan B	4.796%	8/05/22	B	1,488,616
995	Kronos Incorporated, Term Loan, First Lien	4.680%	11/01/23	B	1,008,071
322	Micro Focus International PLC, New Term Loan	3.979%	6/21/24	BB–	323,202
2,178	Micro Focus International PLC, Term Loan B	4.030%	4/21/24	BB–	2,182,661
1,261	Micro Focus International PLC, Term Loan B2	3.811%	11/19/21	BB–	1,263,777
868	Misys, New Term Loan, Second Lien	8.459%	4/28/25	CCC+	893,959
1,447	Misys, New Term Loan, First Lien	4.736%	6/13/24	B	1,460,385
746	RP Crown Parent LLC, Term Loan B, First Lien	4.734%	10/12/23	B1	756,280
554	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., 2017 Refinancing New Term Loan B1	3.484%	7/08/22	BB+	558,137
31	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., 2017 Refinancing New Term Loan B2	3.484%	7/08/22	BB+	31,610
3,229	Tibco Software, Inc., Term Loan, First Lien	4.730%	12/04/20	B	3,254,048
744	Vertafore, Inc., Term Loan, First Lien	4.546%	6/30/23	B	749,493
968	Vertiv Co., New Term Loan B	5.234%	11/30/23	Ba3	978,259
23,000	Total Software				23,160,091

	Specialty Retail – 1.0% (0.6% of Total Investments)

632	Gardner Denver, Inc., Term Loan	4.546%	7/30/20	B+	636,447
978	Petco Animal Supplies, Inc., Term Loan B1	4.311%	1/26/23	B1	888,783
275	Petsmart Inc., Term Loan B, First Lien	4.230%	3/11/22	Ba3	260,965
1,885	Total Specialty Retail				1,786,195

	Technology Hardware, Storage & Peripherals – 7.5% (4.7% of Total Investments)

652	Conduent, Inc., Term Loan B	5.234%	12/07/23	BB+	661,115
4,060	Dell International LLC, New Term Loan B	3.740%	9/07/23	BBB–	4,088,279
1,925	Dell International LLC, Term Loan A2, First Lien	3.490%	9/07/21	BBB–	1,932,219
500	Dell International LLC, Term Loan A3, First Lien	3.240%	12/31/18	BBB–	500,938
972	Dell Software Group, Term Loan B	7.257%	10/31/22	B1	990,192
5,453	Western Digital, Inc., New Term Loan B	3.983%	4/29/23	BBB–	5,500,882
13,562	Total Technology Hardware, Storage & Peripherals				13,673,625

	Textiles, Apparel & Luxury Goods – 0.3% (0.2% of Total Investments)

107	Gymboree Corporation, DIP Term Loan	5.000%	12/12/17	N/R	39,344
53	Gymboree Corporation, DIP Term Loan, (15)	13.226%	12/12/17	D	53,302
1,064	Gymboree Corporation, Term Loan, (5)	3.500%	2/23/18	N/R	392,735
1,224	Total Textiles, Apparel & Luxury Goods				485,381

	Trading Companies & Distributors – 2.5% (1.6% of Total Investments)

2,364	Avolon, Term Loan B2	3.978%	3/21/22	BBB–	2,366,955
485	HD Supply Waterworks, Ltd., Term Loan B, (WI/DD)	TBD	TBD	B+	488,941
1,162	HD Supply, Inc., Term Loan B	4.046%	8/13/21	BB	1,168,994
605	Neff Rental/Neff Finance Closing Date Loan, Second Lien	7.664%	6/09/21	B–	609,143
4,616	Total Trading Companies & Distributors				4,634,033

68	NUVEEN

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Transportation Infrastructure – 0.7% (0.4% of Total Investments)

$65	Ceva Group PLC, Canadian Term Loan	6.814%	3/19/21	B–	$61,443
379	Ceva Group PLC, Dutch B.V., Term Loan	6.814%	3/19/21	B–	356,367
371	Ceva Group PLC, Synthetic Letter of Credit Term Loan	6.500%	3/19/21	B–	349,277
523	Ceva Group PLC, US Term Loan	6.814%	3/19/21	B–	491,541
1,338	Total Transportation Infrastructure				1,258,628

	Wireless Telecommunication Services – 2.3% (1.4% of Total Investments)

2,992	Sprint Corporation, Term Loan, First Lien	3.750%	2/02/24	Ba2	3,006,713
782	Syniverse Holdings, Inc., Initial Term Loan B, First Lien	4.311%	4/23/19	B	756,584
434	Syniverse Technologies, Inc., Tranche B, Term Loan	4.296%	4/23/19	B	419,219
4,208	Total Wireless Telecommunication Services				4,182,516
$250,197	Total Variable Rate Senior Loan Interests (cost $245,431,675)				243,499,332

Shares	Description (1)				Value

	COMMON STOCKS – 1.1% (0.7% of Total Investments)

	Diversified Consumer Services – 0.2% (0.1% of Total Investments)

39,749	Cengage Learning Holdings II LP, (6)				$301,417

	Energy Equipment & Services – 0.8% (0.5% of Total Investments)

39,988	C&J Energy Services Inc., (6)				1,293,212
1,318	Vantage Drill International, (6)				222,742
	Total Energy Equipment & Services				1,515,954

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

13,189	Millenium Health LLC, (6)				19,784

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

41	Energy and Exploration Partners, Inc., (6), (7)				—
18	Southcross Holdings Borrower LP, (6)				12,420
	Total Oil, Gas & Consumable Fuels				12,420

	Semiconductors & Semiconductor Equipment – 0.1% (0.1% of Total Investments)

7,157	Smart Global Holdings, Inc., (6), (7)				109,330
	Total Common Stocks (cost $4,304,438)				1,958,905

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 20.8% (13.1% of Total Investments)

	Communications Equipment – 0.1% (0.1% of Total Investments)

$85	Avaya Inc., 144A, (5)	7.000%	4/01/19	N/R	$70,125
2,085	Avaya Inc., 144A, (5)	10.500%	3/01/21	N/R	187,650
2,170	Total Communications Equipment				257,775

	Diversified Telecommunication Services – 4.5% (2.8% of Total Investments)

1,094	Inelsat Connect Finance SA, 144A	12.500%	4/01/22	CCC–	1,048,873
2,815	IntelSat Jackson Holdings	5.500%	8/01/23	CCC+	2,427,937
215	IntelSat Limited	6.750%	6/01/18	CCC–	210,700
3,290	IntelSat Limited	7.750%	6/01/21	CCC–	2,105,600
2,100	IntelSat Limited	8.125%	6/01/23	CCC–	1,299,900
1,000	Neptune Finco Corporation, 144A	10.125%	1/15/23	B+	1,163,750
10,514	Total Diversified Telecommunication Services				8,256,760

	Equity Real Estate Investment Trusts – 0.0% (0.0% of Total Investments)

90	Walter Investment Management Corporation	7.875%	12/15/21	Caa3	51,750

NUVEEN	69

JSD	Nuveen Short Duration Credit Opportunities Fund
	Portfolio of Investments (continued)	July 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Health Care Providers & Services – 1.9% (1.2% of Total Investments)

$2,000	HCA Inc.	6.500%	2/15/20	BBB–	$2,185,000
1,350	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	1,355,063
3,350	Total Health Care Providers & Services				3,540,063

	Hotels, Restaurants & Leisure – 2.1% (1.3% of Total Investments)

1,250	Scientific Games Corporation, 144A	7.000%	1/01/22	Ba3	1,331,250
2,150	Scientific Games International Inc.	10.000%	12/01/22	B–	2,397,250
3,400	Total Hotels, Restaurants & Leisure				3,728,500

	Household Durables – 0.8% (0.5% of Total Investments)

1,410	Lennar Corporation	4.125%	12/01/18	Ba1	1,440,844

	Media – 4.6% (2.9% of Total Investments)

100	Charter Communications Operating LLC/ Charter Communications Operating Capital Corporation	3.579%	7/23/20	BBB–	103,172
3,214	Clear Channel Communications Inc., (5), (7)	12.000%	8/01/21	N/R	—
1,400	Dish DBS Corporation	5.125%	5/01/20	Ba3	1,469,720
1,000	Dish DBS Corporation	5.875%	11/15/24	Ba3	1,085,000
1,000	Hughes Satellite Systems Corporation	6.500%	6/15/19	BBB–	1,076,250
3,585	iHeartCommunications, Inc.	9.000%	12/15/19	Caa1	2,894,887
3,997	iHeartCommunications, Inc., PIK	14.000%	2/01/21	Ca	959,184
1,000	iHeartCommunications, Inc.	9.000%	3/01/21	Caa1	745,000
15,296	Total Media				8,333,213

	Oil, Gas & Consumable Fuels – 1.6% (1.0% of Total Investments)

895	California Resources Corporation, 144A	8.000%	12/15/22	CCC+	571,681
400	Denbury Resources Inc.	6.375%	8/15/21	CCC+	233,000
1,000	Denbury Resources Inc.	5.500%	5/01/22	CCC+	540,000
400	Everest Acquisition LLC Finance	9.375%	5/01/20	Caa2	340,500
1,200	FTS International Inc., 144A	8.463%	6/15/20	B	1,218,000
3,895	Total Oil, Gas & Consumable Fuels				2,903,181

	Semiconductors & Semiconductor Equipment – 0.1% (0.0% of Total Investments)

106	Advanced Micro Devices, Inc.	7.500%	8/15/22	B–	119,250

	Software – 1.6% (1.0% of Total Investments)

1,580	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	1,631,350
450	Boxer Parent Company Inc./BMC Software, 144A, PIK	9.000%	10/15/19	CCC+	451,125
725	Infor Us Inc., 144A	5.750%	8/15/20	BB	746,750
2,755	Total Software				2,829,225

	Technology Hardware, Storage & Peripherals – 0.9% (0.6% of Total Investments)

1,475	Western Digital Corporation, 144A	7.375%	4/01/23	BBB–	1,618,813

	Wireless Telecommunication Services – 2.6% (1.7% of Total Investments)

850	Sprint Communications Inc.	7.000%	8/15/20	B+	928,624
2,750	Sprint Corporation	7.875%	9/15/23	B+	3,121,250
250	Sprint Corporation	7.125%	6/15/24	B+	274,063
400	Syniverse Foreign Holdings Corporation, 144A	9.125%	1/15/22	B	401,000
75	T-Mobile USA Inc.	6.836%	4/28/23	BB	79,594
4,325	Total Wireless Telecommunication Services				4,804,531
$48,786	Total Corporate Bonds (cost $40,149,492)				37,883,905

70	NUVEEN

Shares	Description (1)	Value

	WARRANTS – 0.0% (0.0% of Total Investments)

8,970	Smart Modular Technology, Inc., (7)	$—
	Total Warrants (cost $0)	—
	Total Long-Term Investments (cost $289,885,605)	283,342,142

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 3.4% (2.2% of Total Investments)

	INVESTMENT COMPANIES – 3.4% (2.2% of Total Investments)

6,258,781	BlackRock Liquidity Funds T-Fund Portfolio, (8)	$6,258,781
	Total Short-Term Investments (cost $6,258,781)	6,258,781
	Total Investments (cost $296,144,386) – 158.7%	289,600,923
	Borrowings – (39.5)% (9), (10)	(72,000,000)
	Term Preferred Shares, net of deferred offering costs – (18.8)% (11)	(34,371,495)
	Other Assets Less Liabilities – (0.4)% (12)	(761,812)
	Net Assets Applicable to Common Shares – 100%	$182,467,616

Investments in Derivatives as of July 31, 2017

Interest Rate Swaps (OTC Uncleared)

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)		Fixed Rate Payment Frequency	Termination Date		Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$17,500,000	Receive	1-Month USD-LIBOR-ICE	1.659%		Monthly	9/15/18		$(52,777)
Morgan Stanley Capital Services LLC	35,000,000	Pay	1-Month USD-LIBOR-ICE	1.500	(13)	Monthly	11/01/20	(14)	(58,123)
	$52,500,000								$(110,900)

NUVEEN	71

JSD	Nuveen Short Duration Credit Opportunities Fund
	Portfolio of Investments (continued)	July 31, 2017

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(7)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(9)	Borrowings as a percentage of Total Investments is 24.9%.

(10)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(11)	Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 11.9%.

(12)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(13)	Effective November 1, 2017, the fixed rate paid by the Fund will increase according to a predetermined schedule as specified in the swap contract. Additionally, this fixed rate increase will continue to occur every six months on specific dates through the swap contract’s termination date.

(14)	This interest rate swap has an optional early termination date beginning on November 1, 2018 and monthly thereafter through the termination date as specified in the swap contract.

(15)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 8 – Senior Loan Commitments for more information.

(DD1)	Portion of investment purchased on a delayed delivery basis.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

PIK	All or a portion of this security is payment-in-kind.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange.

See accompanying notes to financial statements.

72	NUVEEN

JQC

Nuveen Credit Strategies Income Fund
Portfolio of Investments	July 31, 2017

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 150.9% (96.0% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 113.8% (72.4% of Total Investments) (4)

	Airlines – 4.5% (2.9% of Total Investments)

$19,122	American Airlines, Inc., Replacement Term Loan, (DD1)	3.233%	6/27/20	BB+	$19,175,004
3,000	American Airlines, Inc., Replacement Term Loan	3.226%	10/10/21	BB+	3,009,795
7,920	American Airlines, Inc., Term Loan B	3.734%	4/28/23	BB+	7,969,500
8,559	American Airlines, Inc., Term Loan B	3.726%	12/14/23	BB+	8,613,532
17,955	United Air Lines, Inc., Term Loan B	3.561%	4/01/24	Baa3	18,098,640
56,556	Total Airlines				56,866,471

	Automobiles – 2.4% (1.5% of Total Investments)

12,356	Chrysler Group LLC, Term Loan	3.230%	12/31/18	BBB–	12,440,974
17,208	Formula One Group, Term Loan B, (DD1), (5)	4.504%	2/01/24	B	17,319,749
29,564	Total Automobiles				29,760,723

	Building Products – 0.2% (0.1% of Total Investments)

2,736	Quikrete Holdings, Inc., Term Loan B	3.984%	11/15/23	BB–	2,749,466

	Capital Markets – 0.9% (0.6% of Total Investments)

11,585	RPI Finance Trust, Term Loan B6	3.296%	3/27/23	Baa2	11,657,540

	Chemicals – 4.6% (2.9% of Total Investments)

11,060	Axalta Coating Systems, Term Loan, First Lien	3.300%	6/01/24	BBB–	11,121,578
5,304	Ineos US Finance LLC, New 2022 Dollar Term Loan	4.007%	3/31/22	Ba2	5,340,751
4,057	Ineos US Finance LLC, New 2024 Dollar Term Loan	4.007%	4/01/24	Ba2	4,086,795
36,798	Univar, Inc., Term Loan B	3.984%	7/01/22	BB	37,051,393
57,219	Total Chemicals				57,600,517

	Commercial Services & Supplies – 3.1% (2.0% of Total Investments)

19,226	ADS Waste Holdings, Inc., Term Loan B, First Lien	3.944%	11/10/23	BB	19,401,597
7,196	Monitronics International, Inc., Term Loan B2, First Lien	6.796%	9/30/22	B2	7,289,312
5,000	Skillsoft Corporation, Initial Term Loan, First Lien, (WI/DD)	TBD	TBD	B–	4,710,700
7,920	West Corporation, Refinanced Term Loan B12	3.756%	6/17/23	BB–	7,938,960
39,342	Total Commercial Services & Supplies				39,340,569

	Communications Equipment – 0.5% (0.3% of Total Investments)

912	Avaya, Inc., DIP Term Loan	8.729%	1/24/18	Baa3	939,480
3,296	Avaya, Inc., Term Loan B3, (6)	6.460%	10/26/17	N/R	2,692,758
826	Avaya, Inc., Term Loan B7, (6)	6.460%	5/29/20	N/R	677,880
1,663	CommScope, Inc., Term Loan B	3.296%	12/29/22	Baa3	1,672,780
6,697	Total Communications Equipment				5,982,898

	Consumer Finance – 3.7% (2.3% of Total Investments)

18,771	First Data Corporation, Term Loan B	3.727%	4/26/24	BB	18,896,400
27,644	First Data Corporation, Term Loan, First Lien	3.477%	7/10/22	BB	27,757,792
46,415	Total Consumer Finance				46,654,192

	Containers & Packaging – 2.2% (1.4% of Total Investments)

1,488	Berry Plastics Holding Corporation, Term Loan I	3.730%	10/01/22	BB	1,496,456
26,595	Reynolds Group Holdings, Inc., Term Loan, First Lien	4.234%	2/05/23	B+	26,743,500
28,083	Total Containers & Packaging				28,239,956

	Diversified Consumer Services – 4.5% (2.9% of Total Investments)

7,487	Cengage Learning Acquisitions, Inc., Term Loan B	5.474%	6/07/23	B+	7,097,210

NUVEEN	73

JQC	Nuveen Credit Strategies Income Fund
	Portfolio of Investments (continued)	July 31, 2017

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Diversified Consumer Services (continued)

$25,123	Hilton Hotels Corporation, Term Loan B2	3.232%	10/25/23	BBB–	$25,270,399
24,583	Laureate Education, Inc., New Term Loan	5.734%	4/20/24	B	24,921,455
57,193	Total Diversified Consumer Services				57,289,064

	Diversified Financial Services – 0.4% (0.2% of Total Investments)

4,740	MGM Growth Properties, Term Loan B	3.484%	4/25/23	BB+	4,764,909

	Diversified Telecommunication Services – 9.5% (6.1% of Total Investments)

25,000	CenturyLink, Inc., Term Loan B, (DD1)	2.750%	1/31/25	BBB–	24,697,250
6,468	Greeneden U.S. Holdings II LLC, Term Loan B	5.007%	12/01/23	B2	6,524,123
10,000	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan	4.000%	6/30/19	B1	9,987,450
17,419	Level 3 Financing, Inc., Tranche B, Term Loan, (5)	3.479%	2/22/24	BBB–	17,514,301
20,585	WideOpenWest Finance LLC, Term Loan B	4.452%	8/18/23	B	20,627,991
41,000	Ziggo B.V., Term Loan E	3.726%	4/15/25	BB–	41,107,215
120,472	Total Diversified Telecommunication Services				120,458,330

	Electric Utilities – 0.2% (0.2% of Total Investments)

2,431	Vistra Operations Co., Term Loan B	3.982%	8/04/23	BB+	2,442,346
557	Vistra Operations Co., Term Loan C	3.977%	8/04/23	Ba2	559,826
2,988	Total Electric Utilities				3,002,172

	Energy Equipment & Services – 0.3% (0.2% of Total Investments)

5,948	Ocean Rigs, Inc., Term Loan B1, (6)	8.250%	3/31/21	CCC–	4,163,801

	Equity Real Estate Investment Trusts – 3.9% (2.5% of Total Investments)

20,523	Communications Sales & Leasing, Inc., Shortfall Term Loan	4.234%	10/24/22	BB–	20,591,421
10,491	Realogy Group LLC, Term Loan B	3.484%	7/20/22	BB+	10,560,789
20,186	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.984%	12/18/20	Caa1	18,601,118
51,200	Total Equity Real Estate Investment Trusts				49,753,328

	Food & Staples Retailing – 2.9% (1.9% of Total Investments)

23,212	Albertson’s LLC, Term Loan B4	3.984%	8/25/21	BB	23,188,823
8,144	Albertson’s LLC, Term Loan B6	4.251%	6/22/23	BB	8,148,552
5,431	BJ’s Wholesale Club, Inc., Term Loan B, First Lien, (5)	4.968%	2/03/24	B–	5,328,133
108	Supervalu, Inc., Delayed Draw, Term Loan B	4.734%	6/02/24	BB–	107,572
180	Supervalu, Inc., Term Loan B	4.734%	6/02/24	BB–	179,287
37,075	Total Food & Staples Retailing				36,952,367

	Food Products – 3.4% (2.1% of Total Investments)

6,874	Jacobs Douwe Egberts, Term Loan B	3.438%	7/02/22	BB	6,916,670
6,154	Keurig Green Mountain, Inc., Term Loan A, First Lien	2.750%	3/03/21	BBB–	6,159,607
29,101	US Foods, Inc., New Term Loan B	3.990%	6/27/23	BB	29,357,385
42,129	Total Food Products				42,433,662

	Health Care Equipment & Supplies – 3.0% (1.9% of Total Investments)

4,781	Acelity, Term Loan B	4.546%	2/02/24	B1	4,804,553
4,482	ConvaTec, Inc., Term Loan B	3.796%	10/25/23	BB	4,509,089
18,346	Onex Carestream Finance LP, Term Loan, First Lien	5.275%	6/07/19	B+	18,362,363
10,172	Onex Carestream Finance LP, Term Loan, Second Lien	9.796%	12/09/19	B–	9,995,848
37,781	Total Health Care Equipment & Supplies				37,671,853

	Health Care Providers & Services – 4.7% (3.0% of Total Investments)

5,312	Community Health Systems, Inc., Term Loan G	3.979%	12/31/19	BB–	5,319,018
9,605	Community Health Systems, Inc., Term Loan H	4.213%	1/27/21	BB–	9,602,898
5,970	DJO Finance LLC, Term Loan B, First Lien	4.481%	6/08/20	B+	5,957,127
1,777	Envision Healthcare Corporation, Term Loan B, First Lien	4.300%	12/01/23	BB–	1,791,175
6,207	IASIS Healthcare LLC, Term Loan B, (WI/DD)	TBD	TBD	Ba3	6,253,216
11,416	Millennium Laboratories, Inc., Term Loan B, First Lien	7.734%	12/21/20	CCC+	6,944,608

74	NUVEEN

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Health Care Providers & Services (continued)

$16,821	MultiPlan, Inc., Term Loan B	4.296%	6/07/23	B+	$16,963,580
273	Quorum Health Corp., Term Loan B	7.984%	4/29/22	B2	274,059
5,882	U.S. Renal Care, Inc., Term Loan, First Lien	5.546%	12/30/22	B	5,790,299
63,263	Total Health Care Providers & Services				58,895,980

	Health Care Technology – 1.8% (1.2% of Total Investments)

22,943	Emdeon, Inc., Term Loan	3.984%	3/01/24	Ba3	23,103,098

	Hotels, Restaurants & Leisure – 7.1% (4.5% of Total Investments)

34,913	Burger King Corporation, Term Loan B3	3.508%	2/16/24	Ba3	34,941,418
1,363	CCM Merger, Inc., Term Loan B	3.984%	8/09/21	BB–	1,370,646
20,413	Life Time Fitness, Inc., Term Loan B	4.234%	6/10/22	BB–	20,561,276
11,883	Scientific Games Corporation, Term Loan B4, (WI/DD)	TBD	TBD	Ba3	11,823,525
15,616	Station Casino LLC, Term Loan B	3.730%	6/08/23	BB	15,664,388
4,963	YUM Brands, New Term Loan B	3.226%	6/16/23	BBB–	4,995,340
89,151	Total Hotels, Restaurants & Leisure				89,356,593

	Household Products – 2.6% (1.7% of Total Investments)

20,657	Revlon Consumer Products Corporation, Term Loan B, First Lien	4.734%	11/16/20	B1	18,734,917
14,599	Serta Simmons Holdings LLC, Term Loan, First Lien, (DD1)	4.773%	11/08/23	B1	14,646,660
35,256	Total Household Products				33,381,577

	Independent Power & Renewable Electricity Producers – 0.4% (0.2% of Total Investments)

2,545	Calpine Corporation, Term Loan B1, First Lien	2.990%	11/30/17	BB	2,554,605
1,962	Dynegy, Inc., Tranche Term Loan C1	4.484%	2/07/24	BB	1,973,531
4,507	Total Independent Power & Renewable Electricity Producers				4,528,136

	Insurance – 0.8% (0.5% of Total Investments)

10,589	Hub International Holdings, Inc., Initial Term Loan, (5)	4.422%	10/02/20	B+	10,676,067

	Internet and Direct Marketing Retail – 0.8% (0.5% of Total Investments)

10,554	Travelport LLC, Term Loan B, (WI/DD)	TBD	TBD	B+	10,577,157

	Internet Software & Services – 3.4% (2.2% of Total Investments)

15,345	Ancestry.com Inc., Term Loan, First Lien	4.480%	10/19/23	B1	15,505,662
1,995	Rackspace Hosting, Inc., Term Loan B	4.172%	11/03/23	BB+	2,010,461
24,983	Sabre, Inc., New Term Loan B	3.984%	2/22/24	Ba2	25,217,619
42,323	Total Internet Software & Services				42,733,742

	IT Services – 1.1% (0.7% of Total Investments)

1,600	Neustar, Inc., Term Loan 2, (WI/DD)	TBD	TBD	BB	1,623,664
1,000	PEAK 10, Inc., Term Loan B, (WI/DD)	TBD	TBD	B	1,005,835
570	PEAK 10, Inc., Term Loan, Second Lien, (WI/DD)	TBD	TBD	CCC+	581,044
11,000	Tempo Acquisition LLC, Term Loan B	4.227%	5/01/24	B1	11,103,125
14,170	Total IT Services				14,313,668

	Leisure Products – 0.1% (0.1% of Total Investments)

1,747	Academy, Ltd., Term Loan B	5.242%	7/01/22	B2	1,378,657

	Machinery – 0.4% (0.3% of Total Investments)

4,918	Rexnord LLC, Term Loan B, First Lien	4.046%	8/21/23	BB–	4,949,577

	Media – 8.7% (5.5% of Total Investments)

7,102	Acquisitions Cogeco Cable II L.P., Term Loan B	3.734%	11/30/19	BB	7,128,788
3,550	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.546%	7/23/21	B1	3,480,407
323	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.796%	7/25/22	CCC+	307,655
1,235	Clear Channel Communications, Inc., Tranche D, Term Loan	7.984%	1/30/19	Caa1	1,003,061
1,358	Clear Channel Communications, Inc., Term Loan E	8.734%	7/30/19	Caa1	1,099,169
31,597	Cumulus Media, Inc., Term Loan B	4.490%	12/23/20	Caa1	25,489,663

NUVEEN	75

JQC	Nuveen Credit Strategies Income Fund
	Portfolio of Investments (continued)	July 31, 2017

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Media (continued)

$26,836	EMI Music Publishing LLC, Term Loan, First Lien	3.724%	8/20/23	BB–	$26,989,302
2,389	Getty Images, Inc., Term Loan B, First Lien	4.796%	10/18/19	B3	2,231,528
1,763	Lions Gate Entertainment Corporation, Term Loan B	4.234%	12/08/23	Ba2	1,783,430
421	Nexstar Broadcasting Group, Term Loan	3.732%	1/17/24	BB+	424,883
3,442	Nexstar Broadcasting Group, Term Loan B	3.738%	1/17/24	Ba3	3,475,514
5,878	Springer Science & Business Media, Inc., Term Loan B9, First Lien	4.796%	8/14/20	B	5,905,939
26,619	Tribune Media Company, Term Loan C	4.234%	1/27/24	BB+	26,752,073
4,189	Univision Communications, Inc., Term Loan C5	3.984%	3/15/24	BB–	4,179,021
116,702	Total Media				110,250,433

	Multiline Retail – 0.5% (0.3% of Total Investments)

4,188	Belk, Inc., Term Loan B, First Lien	6.054%	12/12/22	B	3,502,365
2,840	Dollar Tree, Inc., Term Loan B2	4.250%	7/06/22	BBB–	2,884,971
7,028	Total Multiline Retail				6,387,336

	Oil, Gas & Consumable Fuels – 1.3% (0.8% of Total Investments)

4,969	Fieldwood Energy LLC, Term Loan, First Lien	8.296%	8/31/20	B2	4,749,576
3,209	Fieldwood Energy LLC, Term Loan, Second Lien	8.421%	9/30/20	CCC–	1,880,996
9,242	Fieldwood Energy LLC, Term Loan, Second Lien	8.421%	9/30/20	B–	7,455,317
4,509	Harvey Gulf International Marine, Inc., Term Loan B	5.750%	6/18/20	CCC–	1,898,149
21,929	Total Oil, Gas & Consumable Fuels				15,984,038

	Pharmaceuticals – 2.6% (1.6% of Total Investments)

30,618	Pharmaceutical Product Development, Inc., Term Loan, First Lien	4.017%	8/18/22	Ba3	30,861,522
1,800	Valeant Pharmaceuticals International, Inc., Series F3, Tranche B, Term Loan	5.980%	4/01/22	BB–	1,835,433
32,418	Total Pharmaceuticals				32,696,955

	Professional Services – 0.1% (0.0% of Total Investments)

910	Ceridian Corporation, Term Loan B2	4.734%	9/15/20	Ba3	910,970

	Real Estate Management & Development – 1.2% (0.8% of Total Investments)

15,490	Capital Automotive LP, Term Loan, First Lien	4.240%	3/25/24	B1	15,670,533

	Semiconductors & Semiconductor Equipment – 1.6% (1.0% of Total Investments)

6,417	Lumileds, Term Loan, First Lien	5.796%	3/17/24	Ba3	6,515,933
3,685	Microsemi Corporation, Term Loan B	3.553%	1/17/23	BB	3,704,940
10,023	On Semiconductor Corp., New Term Loan B	3.484%	3/31/23	Ba1	10,075,136
20,125	Total Semiconductors & Semiconductor Equipment				20,296,009

	Software – 14.8% (9.5% of Total Investments)

4,051	Blackboard, Inc., Term Loan B4	6.304%	6/30/21	B+	4,032,183
26,828	BMC Software, Inc., Initial Term Loan B1, (DD1)	5.234%	9/10/22	B+	27,056,138
10,483	Compuware Corporation, Term Loan B2, First Lien	5.550%	12/15/21	B	10,548,243
27,466	Ellucian, Term Loan B, First Lien	4.546%	9/30/22	B	27,563,507
19,857	Infor (US), Inc., Term Loan B	4.046%	2/01/22	B1	19,897,646
6,386	Informatica Corp., Term Loan B	4.796%	8/05/22	B	6,418,068
15,169	Kronos Incorporated, Term Loan B, Second Lien	9.420%	11/01/24	CCC	15,778,945
2,985	Kronos Incorporated, Term Loan, First Lien	4.680%	11/01/23	B	3,024,212
1,935	Micro Focus International PLC, New Term Loan	3.979%	6/21/24	BB–	1,939,210
13,065	Micro Focus International PLC, Term Loan B	4.030%	4/21/24	BB–	13,095,965
10,312	Micro Focus International PLC, Term Loan B2	3.811%	11/19/21	BB–	10,331,814
4,958	Misys, New Term Loan, Second Lien	8.459%	4/28/25	CCC+	5,105,684
8,264	Misys, New Term Loan, First Lien	4.736%	6/13/24	B	8,340,719
4,000	RP Crown Parent LLC, Term Loan B, First Lien, (WI/DD)	TBD	TBD	B1	4,053,760
10,916	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., 2017 Refinancing New Term Loan B1	3.484%	7/08/22	BB+	10,995,901
618	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., 2017 Refinancing New Term Loan B2	3.484%	7/08/22	BB+	622,743

76	NUVEEN

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Software (continued)

$18,938	Tibco Software, Inc., Term Loan, First Lien	4.730%	12/04/20	B	$19,085,387
186,231	Total Software				187,890,125

	Specialty Retail – 3.2% (2.0% of Total Investments)

7,447	Burlington Coat Factory Warehouse Corporation, Term Loan B4	3.980%	8/13/21	BB+	7,495,554
21,175	Gardner Denver, Inc., Term Loan	4.546%	7/30/20	B+	21,310,174
2,795	Michaels Stores, Inc., Term Loan B1, First Lien	3.981%	1/30/23	BB+	2,801,122
3,913	Petco Animal Supplies, Inc., Term Loan B1	4.311%	1/26/23	B1	3,555,132
4,964	Petsmart Inc., Term Loan B, First Lien	4.230%	3/11/22	Ba3	4,704,058
40,294	Total Specialty Retail				39,866,040

	Technology Hardware, Storage & Peripherals – 3.3% (2.1% of Total Investments)

33,172	Dell International LLC, New Term Loan B	3.740%	9/07/23	BBB–	33,405,414
8,712	Western Digital, Inc., New Term Loan B	3.983%	4/29/23	BBB–	8,789,367
41,884	Total Technology Hardware, Storage & Peripherals				42,194,781

	Trading Companies & Distributors – 2.4% (1.5% of Total Investments)

19,091	Avolon, Term Loan B2	3.978%	3/21/22	BBB–	19,114,864
10,782	HD Supply, Inc., Term Loan B	4.046%	8/13/21	BB	10,842,292
29,873	Total Trading Companies & Distributors				29,957,156

	Wireless Telecommunication Services – 0.7% (0.4% of Total Investments)

4,988	Sprint Corporation, Term Loan, First Lien	3.750%	2/02/24	Ba2	5,011,191
2,493	Syniverse Holdings, Inc., Initial Term Loan B, First Lien	4.311%	4/23/19	B	2,411,541
1,498	Syniverse Technologies, Inc., Tranche B, Term Loan	4.296%	4/23/19	B	1,445,744
8,979	Total Wireless Telecommunication Services				8,868,476
$1,459,007	Total Variable Rate Senior Loan Interests (cost $1,454,553,729)				1,440,208,922

Shares	Description (1)				Value

	COMMON STOCKS – 0.5% (0.3% of Total Investments)

	Diversified Consumer Services – 0.2% (0.2% of Total Investments)

403,319	Cengage Learning Holdings II LP, (7)				$3,058,360

	Energy Equipment & Services – 0.2% (0.1% of Total Investments)

10,935	Vantage Drill International, (7)				1,848,015

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

227,437	Millenium Health LLC, (7)				341,156

	Media – 0.1% (0.0% of Total Investments)

51,720	Affinion Group Holdings, Inc., (7)				672,362
17,987	Tribune Media Company, (8)				—
	Total Media				672,362
	Total Common Stocks (cost $23,733,817)				5,919,893

Shares	Description (1), (9)				Value

	EXCHANGE-TRADED FUNDS – 7.8% (4.9% of Total Investments)

2,571,083	PowerShares Senior Loan Portfolio				$59,829,101
597,100	SPDR® S&P® Bank ETF				25,878,314
127,700	SPDR® S&P® Oil & Gas Equipment & Services ETF				1,956,364
417,900	VanEck Vectors Oil Services ETF				10,376,457
	Total Exchange-Traded Funds (cost $102,242,318)				98,040,236

NUVEEN	77

JQC	Nuveen Credit Strategies Income Fund
	Portfolio of Investments (continued)	July 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 28.8% (18.4% of Total Investments)

	Communications Equipment – 2.1% (1.3% of Total Investments)

$19,375	Avaya Inc., 144A, (6)	7.000%	4/01/19	N/R	$15,984,374
9,250	Avaya Inc., 144A, (6)	10.500%	3/01/21	N/R	832,500
8,510	CommScope Technologies Finance LLC, 144A, (5)	6.000%	6/15/25	BB–	9,148,250
37,135	Total Communications Equipment				25,965,124

	Diversified Telecommunication Services – 3.4% (2.2% of Total Investments)

7,000	CenturyLink Inc., (5)	5.625%	4/01/20	BB+	7,367,500
8,000	CenturyLink Inc.	6.450%	6/15/21	BB+	8,637,520
4,612	Inelsat Connect Finance SA, 144A	12.500%	4/01/22	CCC–	4,421,755
6,000	IntelSat Jackson Holdings, 144A	9.750%	7/15/25	CCC+	6,202,500
3,413	IntelSat Limited	7.750%	6/01/21	CCC–	2,184,320
23,355	IntelSat Limited	8.125%	6/01/23	CCC–	14,456,745
52,380	Total Diversified Telecommunication Services				43,270,340

	Electrical Equipment – 0.4% (0.3% of Total Investments)

2,000	Park Aerospace Holdings Limited, 144A	5.250%	8/15/22	BB	2,035,000
3,000	Park Aerospace Holdings Limited, 144A	5.500%	2/15/24	BB	3,054,375
5,000	Total Electrical Equipment				5,089,375

	Equity Real Estate Investment Trusts – 1.1% (0.7% of Total Investments)

13,950	Communications Sales & Leasing Inc., (5)	8.250%	10/15/23	BB–	14,368,500

	Food & Staples Retailing – 0.1% (0.0% of Total Investments)

1,000	Rite Aid Corporation, 144A	6.125%	4/01/23	B	991,250

	Health Care Equipment & Supplies – 0.9% (0.6% of Total Investments)

7,000	Tenet Healthcare Corporation, 144A	7.500%	1/01/22	Ba3	7,560,000
3,500	Tenet Healthcare Corporation	6.000%	10/01/20	BB–	3,749,375
10,500	Total Health Care Equipment & Supplies				11,309,375

	Health Care Providers & Services – 1.3% (0.8% of Total Investments)

7,500	DJO Finco Inc. / DJO Finance LLC / DJO Finance Corporation, 144A	8.125%	6/15/21	CCC	7,068,750
6,000	IMS Health Incorporated, 144A	5.000%	10/15/26	BB+	6,285,000
1,000	MPH Acquisition Holdings LLC, 144A	7.125%	6/01/24	B–	1,082,500
2,000	Wellcare Health Plans Inc.	5.250%	4/01/25	BB	2,120,000
16,500	Total Health Care Providers & Services				16,556,250

	Hotels, Restaurants & Leisure – 2.4% (1.5% of Total Investments)

8,500	Scientific Games Corporation, 144A	7.000%	1/01/22	Ba3	9,052,500
18,750	Scientific Games International Inc., (5)	10.000%	12/01/22	B–	20,906,250
27,250	Total Hotels, Restaurants & Leisure				29,958,750

	Media – 5.5% (3.5% of Total Investments)

2,860	Altice US Finance I Corporation, 144A	5.375%	7/15/23	BB	3,003,000
4,000	CCO Holdings LLC Finance Corporation, 144A, (5)	5.125%	5/01/23	BB+	4,200,000
41,015	Clear Channel Communications Inc., (6), (8)	12.000%	8/01/21	N/R	—
7,000	CSC Holdings Inc., 144A, (5)	5.500%	4/15/27	Ba1	7,455,000
19,000	Dish DBS Corporation, (5)	5.125%	5/01/20	Ba3	19,946,200
3,000	Dish DBS Corporation	6.750%	6/01/21	Ba3	3,311,250
6,000	Dish DBS Corporation, (5)	7.750%	7/01/26	Ba3	7,185,000
6,000	Hughes Satellite Systems Corporation	5.250%	8/01/26	BBB–	6,292,500
10,609	iHeartCommunications, Inc.	9.000%	12/15/19	Caa1	8,566,768
41,426	iHeartCommunications, Inc., PIK	14.000%	2/01/21	Ca	9,942,124
300	iHeartCommunications, Inc.	9.000%	3/01/21	Caa1	223,500
141,210	Total Media				70,125,342

78	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Oil, Gas & Consumable Fuels – 1.9% (1.2% of Total Investments)

$7,000	California Resources Corporation, 144A	8.000%	12/15/22	CCC+	$4,471,250
4,765	Chesapeake Energy Corporation, 144A	8.000%	12/15/22	B+	5,050,900
4,000	Oasis Petroleum Inc.	6.875%	3/15/22	B+	3,960,000
11,000	Whiting Petroleum Corporation	5.000%	3/15/19	BB–	10,890,000
26,765	Total Oil, Gas & Consumable Fuels				24,372,150

	Pharmaceuticals – 0.7% (0.5% of Total Investments)

4,850	Concordia Healthcare Corporation, 144A	9.500%	10/21/22	CCC–	982,125
2,170	Valeant Pharmaceuticals International, 144A	7.000%	10/01/20	B–	2,142,875
4,400	Valeant Pharmaceuticals International, 144A	6.750%	8/15/21	B–	4,158,000
600	Valeant Pharmaceuticals International, 144A	7.250%	7/15/22	B–	565,500
930	VP Escrow Corporation, 144A	6.375%	10/15/20	B–	904,425
12,950	Total Pharmaceuticals				8,752,925

	Semiconductors & Semiconductor Equipment – 1.4% (0.9% of Total Investments)

3,167	Advanced Micro Devices, Inc.	7.500%	8/15/22	B–	3,562,875
1,719	Advanced Micro Devices, Inc.	7.000%	7/01/24	B–	1,843,628
10,625	Micron Technology, Inc.	7.500%	9/15/23	Baa2	11,851,018
15,511	Total Semiconductors & Semiconductor Equipment				17,257,521

	Software – 0.2% (0.2% of Total Investments)

2,830	Balboa Merger Sub Inc., 144A	11.375%	12/01/21	CCC+	3,109,463

	Specialty Retail – 0.4% (0.3% of Total Investments)

9,500	Claires Stores, Inc., 144A	9.000%	3/15/19	Caa3	4,821,250

	Technology Hardware, Storage & Peripherals – 1.5% (0.9% of Total Investments)

5,000	Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 144A, (5)	5.875%	6/15/21	BB+	5,243,750
5,000	Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 144A, (5)	7.125%	6/15/24	BB+	5,564,340
7,000	Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 144A, (5)	6.020%	6/15/26	BBB–	7,816,536
17,000	Total Technology Hardware, Storage & Peripherals				18,624,626

	Wireless Telecommunication Services – 5.5% (3.5% of Total Investments)

7,000	Altice Financing SA, 144A, (5)	6.625%	2/15/23	BB–	7,415,625
1,000	Hughes Satellite Systems Corporation	6.625%	8/01/26	BB–	1,093,750
12,000	Sprint Communications Inc., (5)	7.000%	8/15/20	B+	13,110,000
2,500	Sprint Corporation	7.250%	9/15/21	B+	2,762,500
29,000	Sprint Corporation, (5)	7.875%	9/15/23	B+	32,915,000
12,000	T-Mobile USA Inc., (5)	6.375%	3/01/25	BB	12,915,000
63,500	Total Wireless Telecommunication Services				70,211,875
$452,981	Total Corporate Bonds (cost $404,606,320)				364,784,116
	Total Long-Term Investments (cost $1,985,136,184)				1,908,953,167

Shares	Description (1)				Value

	SHORT-TERM INVESTMENTS – 6.3% (4.0% of Total Investments)

	INVESTMENT COMPANIES – 6.3% (4.0% of Total Investments)

79,754,419	BlackRock Liquidity Funds T-Fund Portfolio, (9)				$79,754,419
	Total Short-Term Investments (cost $79,754,419)				79,754,419
	Total Investments (cost $2,064,890,603) – 157.2%				1,988,707,586
	Borrowings – (44.3)% (10), (11)				(561,000,000)
	Reverse Repurchase Agreements – (11.5)% (12)				(145,000,000)
	Other Assets Less Liabilities – (1.4)% (13)				(17,260,880)
	Net Assets Applicable to Common Shares – 100%				$1,265,446,706

NUVEEN	79

JQC	Nuveen Credit Strategies Income Fund
	Portfolio of Investments (continued)	July 31, 2017

Investments in Derivatives as of July 31, 2017

Credit Default Swaps (OTC Cleared)

Clearing Broker	Referenced Entity	Buy/Sell Protection (14)	Current Credit Spread (15)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC*	CDX.NA.HY.26	Sell	2.640%	$19,800,000	5.000%	6/20/21	$1,771,410	$5,302	$1,375,436
*	ICE Clear Credit LLC is the clearing house for this transaction.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $224,973,892 have been pledged as collateral for reverse repurchase agreements.

(6)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(10)	Borrowings as a percentage of Total Investments is 28.2%.

(11)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives or reverse repurchase agreements, when applicable) in the Portfolio of Investments as collateral for borrowings.

(12)	Reverse Repurchase Agreements as a percentage of Total Investments is 7.3%.

(13)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(14)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning that referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(15)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

(DD1)	Portion of investment purchased on a delayed delivery basis.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

PIK	All or a portion of this security is payment-in-kind.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

ETF	Exchange-Traded Fund

S&P	Standard & Poor’s

ICE	International Exchange

See accompanying notes to financial statements.

80	NUVEEN

Statement of Assets and Liabilities	July 31, 2017

	NSL	JFR	JRO	JSD	JQC
Assets
Long-term investments, at value (cost $429,932,707, $1,024,347,031, $713,912,312, $289,885,605 and $1,985,136,184, respectively)	$416,579,749	$997,537,033	$692,750,536	$283,342,142	$1,908,953,167
Short-term investments, at value (cost approximates value)	12,581,320	52,677,742	38,348,703	6,258,781	79,754,419
Cash	1,293	29,123	17,800	956	217,896
Cash collateral at brokers(1)	631,000	—	—	270,000	797,630
Credit default swaps premiums paid	—	—	—	—	395,974
Unrealized appreciation on interest rate swaps, net	—	594,153	520,170	—	—
Receivable for:
Dividends	—	—	—	—	72
Interest	2,531,537	5,823,964	4,451,731	1,752,818	11,792,908
Investments sold	9,817,028	24,336,942	18,487,703	8,603,275	37,612,775
Reclaims	—	—	—	—	32,656
Shares sold	—	60,354	637,360	—	—
Variation margin on swap contracts	—	—	—	—	5,302
Other assets	112,415	252,628	97,891	113,899	339,317
Total assets	442,254,342	1,081,311,939	755,311,894	300,341,871	2,039,902,116
Liabilities
Borrowings	114,000,000	254,300,000	178,800,000	72,000,000	561,000,000
Reverse repurchase agreements	—	—	—	—	145,000,000
Cash overdraft denominated in foreign currencies (cost $968, $2,463, $1,646, $— and $—, respectively)	1,050	2,674	1,786	—	—
Unrealized depreciation on interest rate swaps	548,335	—	—	110,900	—
Payable for:
Dividends	1,495,563	3,770,142	2,771,499	999,349	7,055,198
Investments purchased	14,335,338	34,300,151	24,837,694	10,060,687	57,597,731
Offering costs	—	74,579	—	—	—
Unfunded senior loans	22,844	45,687	34,266	22,844	—
Term Preferred Shares (“Term Preferred”), net of deferred offering costs (liquidation preference $43,000,000, $125,200,000, $84,000,000, $35,000,000 and $—, respectively)	42,224,191	123,994,729	82,669,803	34,371,495	—
Accrued expenses:
Interest	143	24	301,890	1,702	1,755,429
Management fees	291,862	702,391	492,880	198,377	1,341,245
Trustees fees	68,398	127,979	81,342	15,623	335,874
Other	183,372	130,498	159,804	93,278	369,933
Total liabilities	173,171,096	417,448,854	290,150,964	117,874,255	774,455,410
Net assets applicable to common shares	$269,083,246	$663,863,085	$465,160,930	$182,467,616	$1,265,446,706
Common shares outstanding	38,621,872	56,454,425	39,772,463	10,095,648	135,766,990
Net asset value (“NAV”) per common share outstanding	$6.97	$11.76	$11.70	$18.07	$9.32
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$386,219	$564,544	$397,725	$100,956	$1,357,670
Paid-in surplus	317,264,020	770,722,177	540,934,862	192,058,055	1,396,532,977
Undistributed (Over-distribution of) net investment income	1,414,437	(2,196,740)	(965,676)	(11,416)	(12,939,539)
Accumulated net realized gain (loss)	(36,080,055)	(79,010,840)	(54,564,235)	(3,025,616)	(44,697,831)
Net unrealized appreciation (depreciation)	(13,901,375)	(26,216,056)	(20,641,746)	(6,654,363)	(74,806,571)
Net assets applicable to common shares	$269,083,246	$663,863,085	$465,160,930	$182,467,616	$1,265,446,706
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

NUVEEN	81

Statement of Operations	Year Ended July 31, 2017

	NSL	JFR	JRO	JSD	JQC
Investment Income
Interest and dividends	$23,954,307	$55,355,808	$40,102,377	$16,956,840	$99,274,156
Fees	1,012,007	2,193,013	1,587,221	652,496	3,957,379
Total investment income	24,966,314	57,548,821	41,689,598	17,609,336	103,231,535
Expenses
Management fees	3,401,307	8,105,587	5,682,143	2,299,256	15,877,817
Interest expense and amortization of offering costs	3,184,873	8,033,010	5,722,904	1,935,123	15,547,730
Custodian fees	155,648	300,788	219,581	123,459	407,903
Trustees fees	12,893	31,072	21,663	8,680	59,075
Professional fees	142,822	206,100	201,388	99,262	105,006
Shareholder reporting expenses	48,610	104,560	74,042	26,886	210,977
Shareholder servicing agent fees	23,765	36,150	37,594	21,436	4,774
Stock exchange listing fees	11,582	16,548	11,540	7,315	40,742
Investor relations expenses	42,549	99,947	69,877	32,709	196,384
Other	30,990	51,004	48,566	28,043	40,864
Total expenses	7,055,039	16,984,766	12,089,298	4,582,169	32,491,272
Net investment income (loss)	17,911,275	40,564,055	29,600,300	13,027,167	70,740,263
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(4,031,259)	(8,532,524)	(5,253,292)	(394,906)	(10,861,280)
Swaps	91,003	613,807	551,837	(219,417)	773,240
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	12,529,108	32,737,753	21,359,115	6,049,708	33,609,756
Swaps	(548,335)	594,153	520,170	36,637	921,111
Net realized and unrealized gain (loss)	8,040,517	25,413,189	17,177,830	5,472,022	24,442,827
Net increase (decrease) in net assets applicable to common shares from operations	$25,951,792	$65,977,244	$46,778,130	$18,499,189	$95,183,090

See accompanying notes to financial statements.

82	NUVEEN

Statement of Changes in Net Assets

	NSL		JFR
	Year Ended 7/31/17	Year Ended 7/31/16	Year Ended 7/31/17	Year Ended 7/31/16
Operations
Net investment income (loss)	$17,911,275	$17,534,487	$40,564,055	$40,039,909
Net realized gain (loss) from:
Investments and foreign currency	(4,031,259)	(1,495,922)	(8,532,524)	(2,197,879)
Swaps	91,003	—	613,807	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	12,529,108	(15,170,917)	32,737,753	(34,129,400)
Swaps	(548,335)	—	594,153	—
Net increase (decrease) in net assets applicable to common shares from operations	25,951,792	867,648	65,977,244	3,712,630
Distributions to Common Shareholders
From net investment income	(17,939,860)	(16,299,305)	(43,953,958)	(39,887,343)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(17,939,860)	(16,299,305)	(43,953,958)	(39,887,343)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	—	15,091,303	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	121,767	—
Cost of shares repurchased and retired	—	(27,250)	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	(27,250)	15,213,070	—
Net increase (decrease) in net assets applicable to common shares	8,011,932	(15,458,907)	37,236,356	(36,174,713)
Net assets applicable to common shares at the beginning of period	261,071,314	276,530,221	626,626,729	662,801,442
Net assets applicable to common shares at the end of period	$269,083,246	$261,071,314	$663,863,085	$626,626,729
Undistributed (Over-distribution of) net investment income at the end of period	$1,414,437	$1,135,413	$(2,196,740)	$(275,469)

See accompanying notes to financial statements.

NUVEEN	83

Statement of Changes in Net Assets (continued)

	JRO		JSD
	Year Ended 7/31/17	Year Ended 7/31/16	Year Ended 7/31/17	Year Ended 7/31/16
Operations
Net investment income (loss)	$29,600,300	$29,495,341	$13,027,167	$12,262,579
Net realized gain (loss) from:
Investments and foreign currency	(5,253,292)	(2,403,022)	(394,906)	(2,399,349)
Swaps	551,837	—	(219,417)	(411,245)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	21,359,115	(26,311,460)	6,049,708	(8,940,636)
Swaps	520,170	—	36,637	50,691
Net increase (decrease) in net assets applicable to common shares from operations	46,778,130	780,859	18,499,189	562,040
Distributions to Common Shareholders
From net investment income	(32,191,923)	(29,320,832)	(12,568,708)	(11,750,913)
From accumulated net realized gains	—	—	—	(311,944)
Decrease in net assets applicable to common shares from distributions to common shareholders	(32,191,923)	(29,320,832)	(12,568,708)	(12,062,857)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	15,230,348	—	6,592	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	155,546	—	—	—
Cost of shares repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	15,385,894	—	6,592	—
Net increase (decrease) in net assets applicable to common shares	29,972,101	(28,539,973)	5,937,073	(11,500,817)
Net assets applicable to common shares at the beginning of period	435,188,829	463,728,802	176,530,543	188,031,360
Net assets applicable to common shares at the end of period	$465,160,930	$435,188,829	$182,467,616	$176,530,543
Undistributed (Over-distribution of) net investment income at the end of period	$(965,676)	$406,098	$(11,416)	$(527,708)

See accompanying notes to financial statements.

84	NUVEEN

	JQC
	Year Ended 7/31/17	Year Ended 7/31/16
Operations
Net investment income (loss)	$70,740,263	$78,359,710
Net realized gain (loss) from:
Investments and foreign currency	(10,861,280)	(19,197,503)
Swaps	773,240	115,868
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	33,609,756	(63,796,853)
Swaps	921,111	454,325
Net increase (decrease) in net assets applicable to common shares from operations	95,183,090	(4,064,453)
Distributions to Common Shareholders
From net investment income	(84,990,137)	(83,158,181)
From accumulated net realized gains	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(84,990,137)	(83,158,181)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—
Cost of shares repurchased and retired	—	(2,286,458)
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	(2,286,458)
Net increase (decrease) in net assets applicable to common shares	10,192,953	(89,509,092)
Net assets applicable to common shares at the beginning of period	1,255,253,753	1,344,762,845
Net assets applicable to common shares at the end of period	$1,265,446,706	$1,255,253,753
Undistributed (Over-distribution of) net investment income at the end of period	$(12,939,539)	$(729,773)

See accompanying notes to financial statements.

NUVEEN	85

Statement of Cash Flows	Year Ended July 31, 2017

	NSL	JFR	JRO	JSD	JQC
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$25,951,792	$65,977,244	$46,778,130	$18,499,189	$95,183,090
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(210,946,717)	(526,289,963)	(358,548,215)	(151,440,303)	(877,744,473)
Proceeds from sales and maturities of investments	202,393,306	513,673,942	347,792,931	145,770,374	888,661,868
Proceeds from (Purchases of) short-term investments, net	3,305,687	(20,974,904)	(13,931,828)	1,291,930	24,783,535
Proceeds from (Payments for) swap contracts, net	91,003	613,807	551,837	(219,417)	773,240
Proceeds from (Payments for) cash denominated in foreign currencies, net	8,596	21,885	14,621	—	—
Proceeds from (Payments for) closed foreign currency spot contracts	(277)	(706)	(472)	—	—
Premiums received (paid) for credit default swaps	—	—	—	191,609	107,228
Payment-in-kind distributions	(175,919)	(387,093)	(303,643)	(72,218)	(581,274)
Taxes paid	(56,580)	(101,412)	(73,708)	—	—
Proceeds from litigation settlement	—	—	—	15,388	191,155
Amortization (Accretion) of premiums and discounts, net	(2,363,186)	(3,641,557)	(3,092,373)	(1,850,895)	(27,893)
Amortization of deferred offering costs	161,061	293,954	125,533	192,944	—
(Increase) Decrease in:
Cash collateral at brokers	(631,000)	—	—	(270,000)	(147,635)
Receivable for dividends	—	—	—	—	(72)
Receivable for interest	613,985	1,300,938	1,094,116	246,482	4,378,110
Receivable for investments sold	770,661	1,663,493	(3,351,305)	(87,773)	22,941,169
Receivable for reclaims	—	—	—	—	2,189
Receivable for shares sold	—	(60,354)	(637,360)	—	—
Receivable for variation margin on swap contracts	—	—	—	—	70,146
Other assets	75,262	133,557	146,768	(91,837)	(5,949)
Increase (Decrease) in:
Payable for investments purchased	(3,352,918)	(7,241,146)	(2,368,235)	(2,162,627)	(50,705,419)
Payable for offering costs	—	74,579	—	—	—
Payable for unfunded senior loans	22,844	45,687	34,266	22,844	—
Accrued interest	(136,307)	(320,591)	75,308	(126,272)	640,135
Accrued management fees	13,825	47,415	35,271	10,166	11,347
Accrued Trustees fees	4,815	12,204	8,589	4,198	17,972
Accrued other expenses	(51,703)	(234,592)	(148,867)	18,012	37,250
Net realized (gain) loss from:
Investments and foreign currency	4,031,259	8,532,524	5,253,292	394,906	10,861,280
Paydowns	—	(217,215)	(191,160)	—	—
Swaps	(91,003)	(613,807)	(551,837)	219,417	(773,240)
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(12,529,108)	(32,737,753)	(21,359,115)	(6,049,708)	(33,609,756)
Swaps(1)	548,335	(594,153)	(520,170)	(36,637)	—
Net cash provided by (used in) operating activities	7,657,713	(1,024,017)	(3,167,626)	4,469,772	85,064,003
Cash Flows from Financing Activities:
Proceeds from borrowings	28,000,000	103,100,000	74,800,000	8,000,000	—
Repayments of borrowings	(15,000,000)	(89,600,000)	(62,800,000)	—	—
(Payments for) VRTP Shares redeemed, at liquidation preference	(45,000,000)	(108,000,000)	(75,000,000)	—	—
Proceeds from Term Preferred Shares issued, at liquidation preference	43,000,000	125,200,000	84,000,000	—	—
(Payments for) deferred offering costs	(850,000)	(1,310,000)	(1,320,000)	—	—
Proceeds from shelf offering, net of offering costs	—	15,091,303	15,230,348	6,592	—
Cash distributions paid to common shareholders	(17,806,420)	(43,428,163)	(31,724,922)	(12,475,408)	(84,846,107)
Net cash provided by (used in) financing activities	(7,656,420)	1,053,140	3,185,426	(4,468,816)	(84,846,107)
Net Increase (Decrease) in Cash	1,293	29,123	17,800	956	217,896
Cash at the beginning of period	—	—	—	—	—
Cash at the end of period	$1,293	$29,123	$17,800	$956	$217,896

Supplemental Disclosure of Cash Flow Information	NSL	JFR	JRO	JSD	JQC
Cash paid for interest (excluding borrowing and amortization of offering costs)	$2,969,415	$7,775,077	$5,210,446	$1,786,235	$14,907,595
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—	121,767	155,546	—	—
(1)	Excluding over-the-counter cleared swaps.

See accompanying notes to financial statements.

86	NUVEEN

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NUVEEN	87

Financial

Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Invest ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu lated Net Realized Gains	Total	Offering Costs		Discount from Shares Repurchased and Retired		Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price

NSL
Year Ended 7/31:
2017	$6.76	$0.46	$0.21	$0.67	$(0.46)	$—	$(0.46)	$—		$—		$—		$6.97	$6.83
2016	7.16	0.45	(0.43)	0.02	(0.42)	—	(0.42)	—		—	*	—		6.76	6.25
2015	7.51	0.45	(0.38)	0.07	(0.42)	—	(0.42)	—		—		—		7.16	6.34
2014	7.46	0.44	0.05	0.49	(0.44)	—	(0.44)	—		—		—		7.51	6.98
2013	7.07	0.54	0.35	0.89	(0.56)	—	(0.56)	(0.01)		—		0.07		7.46	7.45

JFR
Year Ended 7/31:
2017	11.36	0.73	0.46	1.19	(0.79)	—	(0.79)	—		—		—	*	11.76	11.83
2016	12.01	0.73	(0.66)	0.07	(0.72)	—	(0.72)	—		—		—		11.36	10.68
2015	12.59	0.75	(0.61)	0.14	(0.72)	—	(0.72)	—		—		—		12.01	10.67
2014	12.54	0.75	0.06	0.81	(0.76)	—	(0.76)	—	*	—		—	*	12.59	11.72
2013	11.87	0.90	0.68	1.58	(0.97)	—	(0.97)	—	*	—		0.06		12.54	12.72

88	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

10.22%	17.00%	$269,083	2.64%	6.70%	55%
0.61	5.89	261,071	2.53	6.84	29
0.96	(3.25)	276,530	2.37	6.08	34
6.78	(0.29)	290,088	2.15	5.89	58
13.89	10.23	288,025	1.74	7.32	76

10.76	18.63	663,863	2.63	6.28	59
0.93	7.50	626,627	2.46	6.52	26
1.15	(2.88)	662,801	2.29	6.08	33
6.62	(1.84)	694,584	2.05	5.94	52
14.26	16.76	691,312	1.71	7.34	69

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or borrowings (as described in Note 9 – Fund Leverage), where applicable.
	•	Each ratio includes the effect of all interest expense paid and other costs related to preferred shares and/or borrowings, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
NSL
Year Ended 7/31:
2017	1.19%
2016	1.08
2015	0.89
2014	0.72
2013	0.47

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JFR
Year Ended 7/31:
2017	1.24%
2016	1.08
2015	0.88
2014	0.71
2013	0.48

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	89

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu lated Net Realized Gains	Total	Offering Costs		Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price

JRO
Year Ended 7/31:
2017	$11.31	$0.76	$0.45	$1.21	$(0.83)	$—	$(0.83)	$—		$0.01		$11.70	$11.87
2016	12.05	0.77	(0.75)	0.02	(0.76)	—	(0.76)	—		—		11.31	10.72
2015	12.68	0.79	(0.66)	0.13	(0.76)	—	(0.76)	—		—		12.05	10.82
2014	12.55	0.78	0.14	0.92	(0.79)	—	(0.79)	—	*	—	*	12.68	12.40
2013	11.84	0.95	0.68	1.63	(1.04)	—	(1.04)	(0.01)		0.13		12.55	12.73

JSD
Year Ended 7/31:
2017	17.49	1.29	0.54	1.83	(1.25)	—	(1.25)	—		—	*	18.07	17.75
2016	18.63	1.21	(1.16)	0.05	(1.16)	(0.03)	(1.19)	—		—		17.49	16.16
2015	19.48	1.22	(0.87)	0.35	(1.16)	(0.04)	(1.20)	—		—		18.63	16.41
2014	19.91	1.29	(0.02)	1.27	(1.37)	(0.33)	(1.70)	—	*	—		19.48	18.20
2013	19.49	1.61	0.49	2.10	(1.61)	(0.07)	(1.68)	—		—	*	19.91	19.89

90	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)

Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

11.06%	18.92%	$465,161	2.68%	6.57%	57%
0.53	6.91	435,189	2.49	6.91	27
1.03	(6.74)	463,729	2.31	6.41	34
7.54	3.91	487,784	2.07	6.16	55
15.27	14.42	482,204	1.71	7.73	72

10.68	17.91	182,468	2.52	7.18	58
0.62	6.52	176,531	2.27	7.05	34
1.87	(3.27)	188,031	1.78	6.43	31
6.59	0.16	196,613	1.88	6.52	45
11.17	10.77	201,031	1.80	8.12	82

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or borrowings (as described in Note 9 – Fund Leverage), where applicable.
	•	Each ratio includes the effect of all interest expense paid and other costs related to preferred shares and/or borrowings, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JRO
Year Ended 7/31:
2017	1.27%
2016	1.08
2015	0.89
2014	0.71
2013	0.46

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JSD
Year Ended 7/31:
2017	1.07%
2016	0.82
2015	0.45
2014	0.50
2013	0.50

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	91

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Discount from Shares Repurchased and Retired		Ending NAV	Ending Share Price

JQC
Year Ended 7/31:
2017	$9.25	$0.52	$0.18	$0.70	$(0.63)	$—	$(0.63)	$—		$9.32	$8.69
2016	9.88	0.58	(0.60)	(0.02)	(0.61)	—	(0.61)	—	*	9.25	8.43
2015	10.25	0.62	(0.43)	0.19	(0.56)	—	(0.56)	—	*	9.88	8.59
2014	10.13	0.60	0.16	0.76	(0.64)	—	(0.64)	—	*	10.25	9.05
2013(i)	9.88	0.42	0.29	0.71	(0.46)	—	(0.46)	—		10.13	10.03
Year Ended 12/31:
2012	9.18	0.78	0.72	1.50	(0.80)	—	(0.80)	—		9.88	9.65

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements and borrowings, where applicable (as described in Note 9 – Fund Leverage).
	•	Each ratio includes the effect of dividends expense on securities sold short and all interest expense and other costs related to reverse repurchase agreements and borrowings, where applicable, as follows:

JQC	Ratios of Dividends Expense on Securities Sold Short to Average Net Assets Applicable to Common Shares(h)		Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 7/31:
2017	—%		1.23%
2016	—		1.01
2015	—		0.66
2014	—		0.52
2013(i)	—		0.55	***
Year Ended 12/31:
2012	—	**	0.58

92	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income Loss(e)		Expenses		Net Investment Income Loss(e)		Portfolio Turnover Rate(g)

7.70%	10.75%	$1,265,447	2.57%		5.59%		N/A		N/A		46%
0.11	5.98	1,255,254	2.41		6.32		N/A		N/A		46
1.82	1.02	1,344,763	1.95		6.16		N/A		N/A		61
7.74	(3.44)	1,396,303	1.77		5.84		1.76	%(d)	5.85	%(d)	65
7.32	8.80	1,380,261	1.77	***	7.22	***	N/A		N/A		44

16.80	30.55	1,345,657	1.86		8.07		N/A		N/A		127

(d)	During the fiscal year ended July 31, 2014, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common shares equity shelf program. As a result the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets Applicable to Common Shares reflect the voluntary expense reimbursement from Adviser.
(e)	Each Ratio of Net Investment Income (Loss) includes the effect of the increase (decrease) of the net realizable value of the receivable for matured senior loans. The increase (decrease) to the Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares were as follows:

Increase (Decrease) to Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(f)
Year Ended 7/31:
2017	—%
2016	—
2015	—
2014	—
2013(i)	—
Year Ended 12/31:
2012	—	**

(f)	The Fund had no matured senior loans subsequent to the fiscal year ended December 31, 2012.
(g)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(h)	Effective for periods beginning after December 31, 2012, the Fund no longer makes short sales of securities.
(i)	For the seven months ended July 31, 2013.
*	Rounds to less than $0.01 per share.
**	Rounds to less than 0.01%.
***	Annualized.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

NUVEEN	93

Financial Highlights (continued)

	Borrowings at the End of Period		VRTP Shares at the End of Period		Term Preferred at the End of Period		Borrowings, VRTP Shares and/or Term Preferred at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share(b)	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share	Asset Coverage Per $1 Liquidation Preference
NSL
Year Ended 7/31:
2017	$114,000	$3,738	$—	$—	$43,000	$2,714	$2.71
2016	101,000	4,030	45,000	278,816	—	—	2.79
2015	112,500	3,974	58,000	262,188	—	—	2.62
2014	112,000	4,108	58,000	270,640	—	—	2.71
2013	123,000	3,342	—	—	—	—	—

JFR
Year Ended 7/31:
2017	254,300	4,103	—	—	125,200	2,749	2.75
2016	240,800	4,051	108,000	279,652	—	—	2.80
2015	270,300	3,966	139,000	261,935	—	—	2.62
2014	269,000	4,099	139,000	270,241	—	—	2.70
2013	295,200	3,342	—	—	—	—	—

JRO
Year Ended 7/31:
2017	178,800	4,071	—	—	84,000	2,770	2.77
2016	166,800	4,059	75,000	279,979	—	—	2.80
2015	188,800	3,975	98,000	261,691	—	—	2.62
2014	188,000	4,116	98,000	270,554	—	—	2.71
2013	201,900	3,388	—	—	—	—	—

JSD
Year Ended 7/31:
2017	72,000	4,020	—	—	35,000	2,705	2.71
2016	64,000	4,305	—	—	35,000	2,783	2.78
2015	85,200	3,207	—	—	—	—	—
2014	85,000	3,313	—	—	—	—	—
2013	85,000	3,365	—	—	—	—	—

JQC
Year Ended 7/31:
2017	561,000	3,256	—	—	—	—	—
2016	561,000	3,238	—	—	—	—	—
2015	640,000	3,101	—	—	—	—	—
2014	606,000	3,304	—	—	—	—	—
2013(a)	561,000	3,460	—	—	—	—	—
Year Ended 12/31:
2012	561,000	3,399	—	—	—	—	—

94	NUVEEN

(a)	For the seven months ended July 31, 2013.
(b)	Beginning with the fiscal year ended July 31, 2017, the Funds are calculating Asset Coverage Per $1,000 of Borrowings as defined under the 1940 Act and not as defined for financial reporting purposes. For purposes of calculating Asset Coverage as defined under the 1940 Act, the outstanding preferred shares are excluded because they are treated as to be equity for regulatory purposes. The Asset Coverage amounts presented in the table above are calculated in accordance with the 1940 Act, and therefore the Asset Coverage per $1,000 of Borrowings reflects the amount of Fund total assets (less all liabilities not represented by borrowings and preferred shares) per $1,000 of borrowings alone.

For financial reporting purposes, preferred shares are considered to be debt. For the fiscal years ended July 31, 2014 through July 31, 2016, the Asset Coverage amounts per $1,000 of Borrowings reflected the amount of Fund total assets (less all liabilities not represented by borrowings and preferred shares) per $1,000 of the combined amount of borrowings and outstanding preferred shares and the Asset Coverage amounts per financial reporting purposes as follows:

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share
NSL
Year Ended 7/31:
2016	$101,000	$2,788
2015	112,500	2,622
2014	112,000	2,706

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share
JFR
Year Ended 7/31:
2016	$240,800	$2,797
2015	270,300	2,619
2014	269,000	2,702

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share
JRO
Year Ended 7/31:
2016	$166,800	$2,800
2015	188,800	2,617
2014	188,000	2,706

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share
JSD
Year Ended 7/31:
2016	$64,000	$2,783

See accompanying notes to financial statements.

NUVEEN	95

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Senior Income Fund (NSL)

•	Nuveen Floating Rate Income Fund (JFR)

•	Nuveen Floating Rate Income Opportunity Fund (JRO)

•	Nuveen Short Duration Credit Opportunities Fund (JSD)

•	Nuveen Credit Strategies Income Fund (JQC)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. NSL, JFR, JRO, JSD and JQC were organized as Massachusetts business trusts on August 13, 1999, January 15, 2004, April 27, 2004, January 3, 2011 and May 17, 2003, respectively.

The end of the reporting period for the Funds is July 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2017 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management, LLC (“Symphony”), an affiliate of Nuveen, under which Symphony manages the investment portfolios of the Funds. The Adviser is responsible for overseeing the Funds’ investments in interest rate and credit default swap contracts.

Investment Objectives and Principal Investment Strategies

NSL’s investment objective is to achieve a high level of current income, consistent with capital preservation. The Fund invests at least 80% of its managed assets (as defined in Note 7 – Management Fees) in adjustable rate senior loans. Senior loans that satisfy the 80% requirement may be secured or unsecured so long as any unsecured senior loans are investment grade quality. The Fund invests at least 65% of its managed assets in adjustable rate senior loans that are secured by specific collateral. The Fund may invest a substantial portion of its managed assets in senior loans and other debt instruments that are, at the time of investment, rated below investment grade or are unrated but judged to be of comparable quality by Symphony.

JFR’s investment objective is to achieve a high level of current income. The Fund invests at least 80% of its managed assets in adjustable rate loans, primarily secured senior loans. As part of the 80% requirement, the Fund also may invest in unsecured senior loans and secured and unsecured subordinated loans. The Fund invests at least 65% of its managed assets in adjustable rate senior loans that are secured by specific collateral. The Fund may invest a substantial portion of its managed assets in senior loans and other debt instruments that are, at the time of investment, rated below investment grade or are unrated but judged to be of comparable quality by Symphony.

JRO’s investment objective is to achieve a high level of current income. The Fund invests at least 80% of its managed assets in adjustable rate loans, primarily secured senior loans. As part of the 80% requirement, the Fund also may invest in unsecured senior loans and secured and unsecured subordinated loans. The Fund invests at least 65% of its managed assets in adjustable rate senior loans that are secured by specific collateral.

JSD’s investment objective is to provide current income and the potential for capital appreciation. Under normal market circumstances the Fund will invest at least 70% of its managed assets in adjustable rate corporate debt instruments, including senior secured loans, second lien loans and other adjustable rate corporate debt instruments. The Fund may make limited tactical investments in high yield debt and other debt instruments of up to 30% of its managed assets. No more than 30% of the Fund’s managed assets may be invested in debt instruments that are, at the time of investment, rated CCC+ or Caa or below by any Nationally Recognized Statistical Rating Organization or that are unrated but judged by Symphony, to be of comparable quality.

96	NUVEEN

The Fund may enter into tactical short positions consisting primarily of high yield debt, either directly or through the use of derivatives, including credit default swaps, creating investment exposure or hedging existing long (positive) investment exposure in a notional amount up to 20% of its managed assets. The Fund may invest up to 20% of its managed assets in debt instruments of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund’s investments in debt instruments of non-U.S. issuers may include debt instruments of issuers located, or conducting their business, in emerging markets countries.

JQC’s investment objectives are high current income and total return. The Fund meets its investment objectives by investing approximately 70% of its managed assets in senior secured and second lien loans, and up to 30% of its managed assets across the capital structure of companies (including equity securities) with a primary emphasis on high yield bonds, convertible securities and other forms of income-producing securities.

The Funds can invest up to 5% in iBOXX Loan Total Return Swaps.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	NSL	JFR	JRO	JSD	JQC
Outstanding when-issued/delayed delivery purchase commitments	$14,284,174	$34,172,617	$24,751,571	$10,032,002	$57,597,731

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as “Fees” on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Dividends from net investment income to common shareholders, if any, are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

NUVEEN	97

Notes to Financial Statements (continued)

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

98	NUVEEN

Investments in investment companies are valued at their respective net asset value (“NAV”) on the valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NSL	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$358,463,115		$—		$358,463,115
Common Stocks**	5,376,064	156		153,601		5,529,821
$25 Par (or similar) Retail Preferred**	—	—	***	—		—
Corporate Bonds**	—	52,586,813		—	***	52,586,813
Warrants**	—	—		—	***	—

Short-Term Investments:
Investment Companies	12,581,320	—		—		12,581,320

Investments in Derivatives:
Interest Rate Swaps****	—	(548,335)		—		(548,335)
Total	$17,957,384	$410,501,749		$153,601		$428,612,734
JFR
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$814,383,119		$—		$814,383,119
Common Stocks**	9,009,596	988		416,532		9,427,116
$25 Par (or similar) Retail Preferred**	—	1		—		1
Convertible Bonds	—	187,000		—		187,000
Corporate Bonds**	—	143,700,676		—	***	143,700,676
Asset-Backed Securities	—	17,964,920		—		17,964,920
Investment Companies	11,874,201	—		—		11,874,201
Warrants**	—	—		—	***	—

Short-Term Investments:
Investment Companies	52,677,742	—		—		52,677,742

Investments in Derivatives:
Interest Rate Swaps****	—	594,153		—		594,153
Total	$73,561,539	$976,830,857		$416,532		$1,050,808,928

NUVEEN	99

Notes to Financial Statements (continued)

JRO	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$574,947,151		$—		$574,947,151
Common Stocks**	7,988,851	312		239,452		8,228,615
$25 Par (or similar) Retail Preferred**	—	—	***	—		—
Convertible Bonds	—	121,000		—		121,000
Corporate Bonds**	—	100,224,809		—	***	100,224,809
Asset-Backed Securities	—	9,228,961		—		9,228,961
Warrants**	—	—		—	***	—

Short-Term Investments:
Investment Companies	38,348,703	—		—		38,348,703

Investments in Derivatives:
Interest Rate Swaps****	—	520,170		—		520,170
Total	$46,337,554	$685,042,403		$239,452		$731,619,409
JSD
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$243,499,332		$—		$243,499,332
Common Stocks**	1,849,575	—		109,330		1,958,905
Corporate Bonds**	—	37,883,905		—	***	37,883,905
Warrants**	—	—		—	***	—

Short-Term Investments:
Investment Companies	6,258,781	—		—		6,258,781

Investments in Derivatives:
Interest Rate Swaps****	—	(110,900)		—		(110,900)
Total	$8,108,356	$281,272,337		$109,330		$289,490,023
JQC
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$1,440,208,922		$—		$1,440,208,922
Common Stocks**	5,919,893	—		—	***	5,919,893
Exchange-Traded Funds	98,040,236	—		—		98,040,236
Corporate Bonds**	—	364,784,116		—	***	364,784,116

Short-Term Investments:
Investment Companies	79,754,419	—		—		79,754,419

Investments in Derivatives:
Credit Default Swaps****	—	1,375,436		—		1,375,436
Total	$183,714,548	$1,806,368,474		$—		$1,990,083,022
*	Refer to the Fund’s Portfolio of Investments for industry classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3.
***	Value equals zero as of the end of the reporting period.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

100	NUVEEN

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

NUVEEN	101

Notes to Financial Statements (continued)

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, NSL, JFR, JRO and JSD used interest rate swaps in which each Fund received payments based upon floating (one- or three-month) LIBOR rates, and paid a fixed rate of interest. The purpose of the interest rate swaps is to convert some portion of a Fund’s floating rate leverage (bank borrowings) to fixed rate through the maturity date of the swap. The Funds also entered into a cancellable interest rate swap in which the Funds received payments based upon pre-determined fixed rates and paid one-month LIBOR plus a fixed spread. After a non-callable period, the swap counterparty owns the right on future monthly dates to terminate the swap at par. The purpose of the cancellable interest rate swap is to convert a fixed rate Term Preferred Share issuance to floating rate, and the cancellation dates of the swap correspond to dates on which the Funds can call the Term Preferred Share issue.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	NSL	JFR	JRO	JSD
Average notional amount of interest rate swap contracts outstanding*	$34,400,000	$61,120,000	$46,200,000	$52,500,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

Credit Default Swap Contracts

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. When a Fund has bought (sold) protection in a credit default swap upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) deliver (receive) that security, or an equivalent amount of cash, from the counterparty in exchange for receipt (payment) of the notional amount to the counterparty, or (ii) receive (pay) a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received (delivered) and the notional amount delivered (received) is recorded as a realized gain or loss. Payments paid (received) at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

102	NUVEEN

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For OTC swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps (, net)” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, JSD and JQC invested in credit default swap contracts to provide a benefit if particular bonds’ credit quality worsened.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

	JSD	JQC
Average notional amount of credit default swap contracts outstanding*	$1,300,000	$19,920,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
NSL
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps	$(548,335)
JFR
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps, net	$(31,898)	—	$—

Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps, net	626,051	—	—
Total			$594,153		$—
JRO
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps, net	$(23,475)	—	$—

Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps, net	543,645	—	—
Total			$520,170		$—
JSD
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps	$(110,900)

NUVEEN	103

Notes to Financial Statements (continued)

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JQC
Credit	Swaps (OTC Cleared)	Receivable for variation margin on swap contracts**^	$1,375,436	—	$—
**	Value represents the unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability amount as described above.
^	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
NSL	Morgan Stanley Capital Services LLC	$—	$(548,335)	$—	$(548,335)	$548,335	$—
JFR	Morgan Stanley Capital Services LLC	626,051	(31,898)	(31,898)	594,153	(594,153)	—
JRO	Morgan Stanley Capital Services LLC	543,645	(23,475)	(23,475)	520,170	(353,281)	166,889
JSD	Morgan Stanley Capital Services LLC	—	(110,900)	—	(110,900)	110,900	—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
NSL	Interest rate	Swaps	$91,003	$(548,335)
JFR	Interest rate	Swaps	$613,807	$594,153
JRO	Interest rate	Swaps	$551,837	$520,170
JSD
	Credit	Swaps	$(170,121)	$158,625
	Interest rate	Swaps	(49,296)	(121,988)
Total			$(219,417)	$36,637
JQC	Credit	Swaps	$773,240	$921,111

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

104	NUVEEN

4. Fund Shares

Common Shares

Common Shares Equity Shelf Programs and Offering Costs

The following Funds have each filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing each Fund to issue additional common shares through one or more equity shelf program (“Shelf Offering”), which became effective with the SEC during the current fiscal period.

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event a Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the Fund’s current fiscal period were as follows:

	NSL	JFR	JRO	JSD
	Year Ended 7/31/17*	Year Ended 7/31/17**	Year Ended 7/31/17**	Year Ended 7/31/17*
Additional authorized common shares	8,800,000	12,900,000	8,500,000	1,000,000
Common shares sold	—	1,274,890	1,280,410	362
Offering proceeds, net of offering costs	—	$15,091,303	$15,230,348	$6,592
*	Represents additional authorized shares for the period March 8, 2017 through July 31, 2017.
**	Represents additional authorized shares for the period February 22, 2017 through July 31, 2017.

Costs incurred by the Funds in connection with their initial Shelf Offerings were recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. The deferred assets are reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any remaining deferred charges at the end of the one-year life of the Shelf Offering period will be expensed accordingly, as well as any additional Shelf Offering costs the Funds may incur. As Shelf Offering costs are expensed they are recognized as a component of “Other expenses” on the Statement of Operations.

Common Share Transactions

Transactions in common shares for the Funds during the current and prior fiscal period, where applicable, were as follows:

	NSL		JFR		JRO
	Year Ended 7/31/17	Year Ended 7/31/16	Year Ended 7/31/17	Year Ended 7/31/16	Year Ended 7/31/17	Year Ended 7/31/16
Common shares:
Sold through shelf offering	—	—	1,274,890	—	1,280,410	—
Issued to shareholders due to reinvestment of distributions	—	—	10,319	—	13,271	—
Repurchased and retired	—	(5,000)	—	—	—	—
Weighted average common share:
Premium to NAV per shelf offering share sold	—	—	1.62%	—	2.17%	—
Price per share repurchased and retired	—	$5.43	—	—	—	—
Discount per share repurchased and retired	—	15.42%	—	—	—	—

			JSD		JQC
			Year Ended 7/31/17	Year Ended 7/31/16	Year Ended 7/31/17	Year Ended 7/31/16
Common shares:
Sold through shelf offering			362	—	—	—
Issued to shareholders due to reinvestment of distributions			—	—	—	—
Repurchased and retired			—	—	—	(304,100)
Weighted average common share:
Premium to NAV per shelf offering share sold			1.34%	—	—	—
Price per share repurchased and retired			—	—	—	$7.50
Discount per share repurchased and retired			—	—	—	16.69%

NUVEEN	105

Notes to Financial Statements (continued)

Preferred Shares

Term Preferred Shares

The following Funds have issued and have outstanding Term Preferred Shares (“Term Preferred”), with a $1,000 liquidation preference per share.

As of the end of the reporting period, the outstanding Term Preferred, at liquidation preference, for each Fund were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference
NSL	2021	43,000	$43,000,000
JFR	2019	10,200	$10,200,000
	2022	25,000	25,000,000
	2024	35,000	35,000,000
	2027	55,000	55,000,000
JRO	2022	10,000	$10,000,000
	2022-1	21,000	21,000,000
	2023	8,000	8,000,000
	2027	45,000	45,000,000
JSD	2020	35,000	$35,000,000

Each Fund is obligated to redeem its Term Preferred by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. The Term Preferred are subject to redemption at the option of each Fund, subject to payment of a premium for approximately one year following the date of issuance (“Optional Redemption Premium Expiration Date”), and at liquidation preference per share plus accumulated but unpaid dividends. Term Preferred are subject to mandatory redemption in certain circumstances. Each Fund may be obligated to redeem a certain amount of the Term Preferred if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share (plus any premium) plus any accumulated but unpaid dividends. The Term Redemption Date and Optional Redemption Premium Expiration Date for each Fund’s series of Term Preferred are as follows:

Fund	Series	Term Redemption Date	Optional Redemption Premium Expiration Date
NSL	2021	November 1, 2021	October 31, 2017
JFR	2019	December 1, 2019	November 30, 2017
	2022	January 1, 2022	December 31, 2017
	2024	June 1, 2024	N/A
	2027	January 1, 2027	December 31, 2017
JRO	2022	January 1, 2022	December 31, 2017
	2022-1	April 1, 2022	March 31, 2018
	2023	December 1, 2023	November 30, 2017
	2027	January 1, 2027	December 31, 2017
JSD	2020	November 1, 2020	October 31, 2016
N/A	– Not applicable

The average liquidation preference of Term Preferred outstanding and the annualized dividend rate for each Fund during the current fiscal period were as follows:

	NSL*	JFR**	JRO**	JSD
Average liquidation preference of Term Preferred outstanding	$43,000,000	$91,972,908	$66,896,414	$35,000,000
Annualized dividend rate	2.01%	3.28%	3.36%	1.50%
*	For the period October 31, 2016 (first issuance of shares) through July 31, 2017.
**	For the period November 23, 2016 (first issuance of shares) through July 31, 2017.

Term Preferred generally do not trade, and market quotations are generally not available. Term Preferred are short-term instruments that pay a dividend rate, subject to adjustment as set forth in accordance with the offering documents. The fair value of Term Preferred is expected to be approximately its liquidation preference so long as the fixed “spread” on the Term Preferred remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund’s Adviser has determined that the fair value of

106	NUVEEN

Term Preferred is approximately its liquidation preference, but its fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of Term Preferred is a liability and is recognized as “Term Preferred Shares (“Term Preferred”), net of deferred offering cost” on the Statement of Assets and Liabilities.

Dividends on Term Preferred (which are treated as interest payments for financial reporting purposes) are at the rates set forth in its offering document. The initial dividend rate will expire approximately two years after the first issuance of shares and will be adjusted upwards semi-annually thereafter. Unpaid dividends on Term Preferred are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on Term Preferred are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

NSL incurred offering costs of $850,000 in connection with its issuance of Series 2021 Term Preferred, JFR incurred offering costs of $1,310,000 in connection with its issuance of Series 2019, Series 2022, Series 2024 and Series 2027 Term Preferred and JRO incurred offering costs of $1,320,000 in connection with its issuance of Series 2022, Series 2022-1, Series 2023 and Series 2027 Term Preferred, which were recorded as a deferred charge and is being amortized over the life of the shares. These offering costs are recognized as a component of “Term Preferred Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate Term Preferred Shares

During the current fiscal period, NSL, JFR and JRO had issued and had outstanding Variable Rate Term Preferred (“VRTP”) Shares, with a $100,000 liquidation preference per share. VRTP Shares were issued via private placement and were not publicly available.

On November 22, 2016, December 20, 2016 and December 28, 2016, NSL, JFR and JRO redeemed all of its outstanding Series C-4 VRTP Shares, respectively. Each Fund’s VRTP Shares were redeemed at their $100,000 liquidation preference per share, plus dividend amounts owed, using proceeds from its issuance of Term Preferred (as described above in Term Preferred Shares).

The average liquidation preference of VRTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NSL*	JFR**	JRO***
Average liquidation preference of VRTP Shares outstanding	$45,000,000	$102,090,141	$68,380,000
Annualized dividend rate	2.23%	2.28%	2.28%
*	For the period August 1, 2016 through November 22, 2016.
**	For the period August 1, 2016 through December 20, 2016.
***	For the period August 1, 2016 through December 28, 2016.

VRTP Shares were subject to restrictions on transfer, generally do not trade, and market quotations were generally not available. VRTP Shares were short-term or short/intermediate-term instruments that paid a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VRTP Shares was expected to be approximately their liquidation preference so long as the fixed “spread” on the VRTP Shares remained roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser had determined that the fair value of VRTP Shares was approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VRTP Shares was a liability and was recognized as “Variable Rate Term Preferred (“VRTP”) Shares, net of deferred offering cost” on the Statement of Assets and Liabilities.

Dividends on VRTP Shares (which were treated as interest payments for financial reporting purposes) were set monthly. Unpaid dividends on VRTP Shares were recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRTP Shares were recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

In conjunction with NSL, JFR and JRO redemption of VRTP Shares, the remaining deferred offering costs of $33,808, $51,448 and $35,561, respectively, were fully expensed during the current fiscal period, as the redemptions were deemed an extinguishment of debt.

Preferred Share Transactions

Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.

Transactions in Term Preferred for the Funds, where applicable, were as follows:

	Year Ended July 31, 2017
NSL	Series	Shares	Amount
Term Preferred issued	2021	43,000	$43,000,000

NUVEEN	107

Notes to Financial Statements (continued)

	Year Ended July 31, 2017
JFR	Series	Shares	Amount
Term Preferred issued	2019	10,200	$10,200,000
	2022	25,000	25,000,000
	2024	35,000	35,000,000
	2027	55,000	55,000,000
Total		125,200	$125,200,000

	Year Ended July 31, 2017
JRO	Series	Shares	Amount
Term Preferred issued	2022	10,000	$10,000,000
	2022-1	21,000	21,000,000
	2023	8,000	8,000,000
	2027	45,000	45,000,000
Total		84,000	$84,000,000

	Year Ended July 31, 2016
JSD	Series	Shares	Amount
Term Preferred issued	2020	35,000	$35,000,000

Transactions in VRTP Shares for the Funds, where applicable, were as follows:

	Year Ended July 31, 2017			Year Ended July 31, 2016
NSL	Series	Shares	Amount	Series	Shares	Amount
VRTP Shares redeemed	C-4	(450)	$(45,000,000)	C-4	(130)	$(13,000,000)

	Year Ended July 31, 2017			Year Ended July 31, 2016
JFR	Series	Shares	Amount	Series	Shares	Amount
VRTP Shares redeemed	C-4	(1,080)	$(108,000,000)	C-4	(310)	$(31,000,000)

	Year Ended July 31, 2017			Year Ended July 31, 2016
JRO	Series	Shares	Amount	Series	Shares	Amount
VRTP Shares redeemed	C-4	(750)	$(75,000,000)	C-4	(230)	$(23,000,000)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:

	NSL	JFR	JRO	JSD	JQC
Purchases	$210,946,717	$526,289,963	$358,548,215	$151,440,303	$877,744,473
Sales and maturities	202,393,306	513,673,942	347,792,931	145,770,374	888,661,868

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gain to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last

108	NUVEEN

four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of timing differences in recognizing certain gains and losses on investment transactions and recognition of premium amortization (except for NSL). To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of July 31, 2017, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	NSL	JFR	JRO	JSD	JQC
Cost of investments	$444,890,803	$1,086,163,442	$758,426,328	$298,121,747	$2,076,529,163
Gross unrealized:
Appreciation	$11,959,935	$24,469,053	$18,464,961	$7,078,394	$36,497,095
Depreciation	(27,689,669)	(60,417,720)	(45,792,050)	(15,599,218)	(124,318,672)
Net unrealized appreciation (depreciation) of investments	$(15,729,734)	$(35,948,667)	$(27,327,089)	$(8,520,824)	$(87,821,577)

Permanent differences, primarily due to expiration of capital loss carryforwards, bond premium amortization adjustments, treatment of notional principal contracts, nondeductible offering costs, foreign currency transactions, investments in partnerships and federal taxes paid, resulted in reclassifications among the Funds’ components of common share net assets as of July 31, 2017, the Funds’ tax year end, as follows:

	NSL	JFR	JRO	JSD	JQC
Paid-in-surplus	$(7,199,110)	$(10,215,386)	$(814,834)	$(192,952)	$(289,143,715)
Undistributed (Over-distribution of) net investment income	307,609	1,468,632	1,219,849	57,833	2,040,108
Accumulated net realized gain (loss)	6,891,501	8,746,754	(405,015)	135,119	287,103,607

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2017, the Funds’ tax year end, were as follows:

	NSL	JFR	JRO	JSD	JQC
Undistributed net ordinary income[1]	$3,293,810	$6,885,628	$5,076,968	$1,797,316	$6,125,241
Undistributed net long-term capital gains	—	—	—	—	—

[1]      Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 3, 2017, paid on August 1, 2017. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2017 and July 31, 2016, was designated for purposes of the dividends paid deduction as follows:

2017	NSL	JFR	JRO	JSD	JQC
Distributions from net ordinary income[2]	$18,847,638	$46,717,216	$34,204,030	$13,046,562	$84,784,370
Distributions from net long-term capital gains	—	—	—	—	—

2016	NSL	JFR	JRO	JSD	JQC
Distributions from net ordinary income[2]	$17,339,780	$42,391,135	$31,080,403	$12,297,700	$83,039,736
Distributions from net long-term capital gains	—	—	—	93,282	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

NUVEEN	109

Notes to Financial Statements (continued)

As of July 31, 2017, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	NSL	JFR	JRO	JSD	JQC
Expiration:
July 31, 2018	$29,264,459	$67,020,214	$46,332,843	$—	$8,513,146
Not subject to expiration	4,797,932	7,999,822	5,175,330	1,782,858	35,107,702
Total	$34,062,391	$75,020,036	$51,508,173	$1,782,858	$43,620,848

As of July 31, 2017, the Funds’ tax year end, the following Funds’ capital loss carryforwards expired as follows:

	NSL	JFR	JRO	JQC
Expired capital loss carryforwards	$6,925,213	$9,819,992	$503,687	$289,143,715

During the Funds’ tax year ended, July 31, 2017, JSD utilized $578,749 of its capital loss carryforward.

7. Management Fees

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	NSL JFR JRO JSD Fund-Level Fee	JQC Fund-Level Fee
For the first $500 million	0.6500%	0.6800%
For the next $500 million	0.6250	0.6550
For the next $500 million	0.6000	0.6300
For the next $500 million	0.5750	0.6050
For managed assets over $2 billion	0.5500	0.5800

110	NUVEEN

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute ‘’eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of July 31, 2017, the complex-level fee for each Fund was 0.1602%.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the following Funds’ outstanding unfunded senior loan commitments were as follows:

	NSL	JFR	JRO	JSD
Outstanding unfunded senior loan commitments	$22,844	$45,687	$34,266	$22,844

Participation Commitments

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Funds had no such outstanding participation commitments.

9. Fund Leverage

Borrowings

Each Fund has entered into a borrowing arrangement (“Borrowings”) as a means of leverage.

Borrowings Information for NSL, JFR and JRO

The following Funds have entered into a revolving credit and security agreement with certain banks and their affiliates. Each Fund’s maximum commitment amount under its Borrowings is as follows:

	NSL	JFR	JRO
Maximum commitment amount	$115,000,000	$290,000,000	$195,000,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	NSL	JFR	JRO
Outstanding balance on Borrowings	$114,000,000	$254,300,000	$178,800,000

NUVEEN	111

Notes to Financial Statements (continued)

For the period August 1, 2016 through January 30, 2017 for NSL and the period August 1, 2016 through December 23, 2016 for JFR and JRO, interest was charged on these Borrowings based on the bank’s commercial paper issuance rate plus 0.75% per annum drawn fee on the amount borrowed and 0.15% per annum on the undrawn balance of the maximum commitment amount. The Funds also accrued an upfront fee of 0.15% per annum on the maximum commitment amount. Beginning on January 30, 2017 for NSL and December 23, 2016 for JFR and JRO, interest is charged at a rate equal to 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.80%. NSL accrues 0.15% per annum on the undrawn balance if less than 50% of the maximum commitment amount, however, if the undrawn portion of the Borrowings is greater than 50% of the maximum commitment amount the Fund will accrue 0.25% per annum on the undrawn portion. JFR accrues 0.25% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 20% of the maximum commitment amount. JRO accrues 0.30% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 10% of the maximum commitment amount. NSL and JRO also accrued an upfront fee of 0.05% and 0.025% per annum on the maximum commitment amount, respectively.

During the current fiscal period, the combined average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	NSL	JFR	JRO
Average daily balance outstanding	$108,484,932	$268,223,288	$183,432,877
Average annual interest rate	1.70%	1.67%	1.66%

Borrowings Information for JSD

The Fund has outstanding a 364-day revolving line of credit. The Fund’s maximum commitment amount under its Borrowings is as follows:

JSD
Maximum commitment amount	$75,000,000

As of the end of the reporting period, the Fund’s outstanding balance on its Borrowings was as follows:

JSD
Outstanding balance on Borrowings	$72,000,000

On August 4, 2016, JSD renewed its Borrowings through August 3, 2017. The interest charged on these Borrowings is at a rate per annum equal to the greater of 1-Month LIBOR or the Federal Funds Rate, plus 0.85%. The Fund also accrues an amendment fee of 0.10% per annum on the maximum commitment amount of the Borrowings and a 0.15% per annum on the undrawn portion if less than 50% of the maximum commitment, however, if the undrawn portion of the Borrowings is greater than 50% of the maximum commitment amount the Fund will accrue a 0.25% per annum on the undrawn portion of the Borrowings.

During the current fiscal period, the combined average daily balance outstanding and average annual interest rate on the Fund’s Borrowings were as follows:

JSD
Average daily balance outstanding	$67,002,740
Average annual interest rate	1.65%

Borrowings Information for JQC

The Fund has entered into a borrowing agreement with a bank and its affiliate. The Fund’s maximum commitment amount under its Borrowings is as follows:

JQC
Maximum commitment amount	$640,000,000

As of the end of the reporting period, the Fund’s outstanding balance on its Borrowings was as follows:

JQC
Outstanding balance on Borrowings	$561,000,000

Interest is charged on the Borrowings at a rate per annum equal to the 3-Month LIBOR plus 1.15%. The Fund also accrues a 1.15% per annum on any positive difference between 90% of the maximum commitment amount and the daily drawn amount.

During the current fiscal period, the combined average daily balance outstanding and average annual interest rate on the Fund’s Borrowings were as follows:

JQC
Average daily balance outstanding	$561,000,000
Average annual interest rate	2.10%

112	NUVEEN

Reverse Repurchase Agreements

During the current fiscal period, JQC entered into reverse repurchase agreements as a means of leverage.

In a reverse repurchase agreement, the Fund sells to the counterparty a security or securities that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. The Fund will pledge assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recorded and recognized as “Reverse repurchase agreements” on the Statement of Assets and Liabilities.

Payments made on reverse repurchase agreements are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:

Counterparty	Rate	Principal Amount	Maturity*	Value	Value and Accrued Interest
Societe Generale	3-Month LIBOR plus 1.15%	$(145,000,000)	4/15/20	$(145,000,000)	$(145,311,678)
*	The Fund may repurchase the reverse repurchase agreement prior to the maturity date.

During the current fiscal period, the average daily balance outstanding and weighted average interest rate on the Fund’s reverse repurchase agreements were as follows:

JQC
Average daily balance outstanding	$145,000,000
Weighted average interest rate	2.10%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Counterparty	Reverse Repurchase Agreements*	Collateral Pledged to Counterparty**	Net Exposure
Societe Generale	$(145,311,678)	$145,311,678	$—
*	Represents gross value and accrued interest for the counterparty as reported in the preceding table.
**	As of the end of the reporting period, the value of the collateral pledged to the counterparty exceeded the value of the reverse repurchase agreements.

Other Borrowings Information for the Funds

In order to maintain their Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding is fully secured by eligible securities held in its portfolio of investments.

Each Funds’ Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest charged on the amount borrowed and other fees incurred on the Borrowings are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund

NUVEEN	113

Notes to Financial Statements (continued)

may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period, none of the Funds have entered into any inter-fund loan activity.

10. New Accounting Pronouncements

Amendments to Regulation S-X

In October 2016, the SEC adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.

Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

During March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

11. Subsequent Events

Borrowings Arrangements

On August 3, 2017, JSD renewed its Borrowings through November 1, 2017. All other terms remain unchanged.

114	NUVEEN

Additional

Fund Information (Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner	John K. Nelson
William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L Wolff	Robert L. Young

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Distribution Information

The following Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

JQC
% QDI	2.1%
% DRD	0.0%

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended July 31, 2017:

	NSL	JFR	JRO	JSD	JQC
% of Interest-Related Dividends	77.8%	63.2%	66.9%	83.3%	73.4%

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NSL	JFR	JRO	JSD	JQC
Common shares repurchased	—	—	—	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	115

Glossary of Terms

Used in this Report (Unaudited)

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Collateralized Loan Obligation (CLO): A security backed by a pool of debt, often low rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

∎	Convexity: A tool used in risk management to measure the sensitivity of bond duration to interest rate changes. Higher convexity generally means higher sensitivity to interest rate changes.

∎	Credit Suisse Leveraged Loan Index: A representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

116	NUVEEN

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Your Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NUVEEN	117

Annual Investment

Management Agreement Approval Process (Unaudited)

The Board of Trustees (each, a “Board,” and each Trustee, a “Board Member”) of each Fund, including the Board Members who are not parties to the applicable advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of its respective Fund, including the performance of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and Symphony Asset Management LLC, the Funds’ sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the respective Fund following commencement of its operations, the Board is required to consider annually whether to renew the Fund’s management agreement with the Adviser (the “Investment Management Agreement”) and its sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement that was up for renewal for an additional one-year period.

The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the sub-advisers and their investment teams. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.

In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; a review of premium/discount trends and leverage management for the closed-end funds; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, each Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of its annual review, the Board met at the April Meeting to review the investment performance of the Funds and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the

118	NUVEEN

decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.

The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Funds. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.

In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to closed-end Nuveen funds, such initiatives included (a) an increased level of leverage management activities in 2016 and 2017 resulting from the rollover of existing facilities, the negotiation of improved terms and pricing to reduce leverage costs, the innovation of new leverage structures, the rebalancing of leverage of various funds as a result of mergers or new investment mandates, and the restructuring of tender option bonds to be compliant with new regulatory requirements; (b) an increased level of capital management activities (i.e., the management of the issuance and repurchase of shares of certain closed-end funds) during 2016 as a result of market demand as well as an implementation of a cross department review system for shares trading at certain discount levels; (c) continued refinements to a database to permit further analysis of the closed-end fund marketplace and shareholder base; (d) the development of enhanced secondary market board reporting and commentary; (e) the reconfiguration of the framework for determining and maintaining closed-end fund benchmarks to permit more consistency across the complex; and (f) the development of product innovations for new closed-end offerings, including target term funds. The Board also recognized the Adviser’s continued commitment to supporting the closed-end product line through its award winning investor relations support program through which Nuveen seeks to educate investors and financial advisers regarding closed-end funds.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.

Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Funds. The Sub-Adviser generally provided portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017. The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For closed-end funds, the Board (or the Closed-end Fund Committee) also reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. The Independent Board Members continued to recognize the importance of secondary market trading for the shares of the closed-end funds and the evaluation of the premium and discount levels was a continuing priority for them. The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.

In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the applicable Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the particular Fund’s performance.

In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

120	NUVEEN

For Nuveen Senior Income Fund, the Board noted that the Fund ranked in its Performance Peer Group in the third quartile in the three-year period, the second quartile in the one-year period and the first quartile in the five-year period. In addition, although the Fund underperformed its benchmark in the three-year period, the Fund outperformed its benchmark in the one- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Floating Rate Income Fund, the Board noted that the Fund ranked in its Performance Peer Group in the third quartile in the three-year period, the second quartile in the one-year period and the first quartile in the five-year period. In addition, although the Fund underperformed its benchmark in the three-year period, the Fund outperformed its benchmark in the one- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Floating Rate Income Opportunity Fund, the Board noted that the Fund ranked in its Performance Peer Group in the third quartile in the three-year period and the first quartile in the one- and five-year periods. In addition, the Fund outperformed its benchmark in the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Short Duration Credit Opportunities Fund, the Board noted that the Fund had performed well against its Performance Peer Group, ranking in the second quartile over the one-, three- and five-year periods. The Fund also outperformed its benchmark over such periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Credit Strategies Income Fund, the Board noted that, although the Fund ranked in the fourth quartile of its Performance Peer Group in the three-year period, the Fund performed in the third quartile in the one-year period and the first quartile in the five-year period. Similarly, although the Fund underperformed its benchmark in the three-year period, the Fund outperformed its benchmark in the one- and five-year periods. The Board was satisfied with the Fund’s overall performance.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed and considered, among other things, the gross and net management fees paid by the Funds. The Board further considered the net total expense ratio of each Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in a Fund as it directly reflected the costs of investing in the respective Fund.

In addition, the Board reviewed the Broadridge Report comparing, in relevant part, each Fund’s gross and net advisory fees and net total expense ratio with those of a Peer Universe. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe; changes each year of funds comprising the Peer Universe; levels of expense reimbursements and fee waivers; and differences in the type and use of leverage. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.

The Independent Board Members noted that the Funds had net management fees and net expense ratios below their respective peer averages.

In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. With respect to closed-end funds, the Board considered the effects of leverage on fees and expenses, including the calculation of management fees for funds with tender option bonds.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

2.	Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds and other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers. The Board further noted that the Adviser also advises certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

In reviewing the fee rates assessed to other clients, the Board reviewed, among other things, the range of fees assessed for managed accounts and hedge funds. With respect to hedge funds, the Board noted that the Sub-Adviser also assessed a performance fee for advising a hedge fund or account. The Board also reviewed the average fee rate for certain strategies offered by the Sub-Adviser.

The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fees paid by the Adviser to the Sub-Adviser, however, were generally for portfolio management services. The Board noted such sub-advisory fees were more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.

Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Board concluded that such facts justify the different levels of fees.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.

122	NUVEEN

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.

In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as a Fund grows and the extent to which these economies were shared with the Funds and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. The Independent Board Members noted that affiliates of the Adviser may receive compensation for serving as a co-manager for initial public offerings of new Nuveen closed-end funds and as underwriter on shelf offerings for certain existing funds. The Independent Board Members considered the compensation paid for such services in 2016.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

124	NUVEEN

Board

Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.
1944 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	1996 Class III		176

∎ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III		176

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005- 2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		176

∎ DAVID J. KUNDERT			Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II		176

NUVEEN	125

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ ALBIN F. MOSCHNER(2)			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999- 2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991- 1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		176

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		176

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994- 2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		176

∎ CAROLE E. STONE			Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc.(since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		176

∎ TERENCE J. TOTH			Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc.(2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		176

126	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ MARGARET L. WOLFF			Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I		176

∎ ROBERT L. YOUNG(3)			Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class II		174

Interested Board Member:

∎ MARGO L. COOK(2)(4)			President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since July 2017), and, Co-Chief Executive Officer, formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; President (since August 2017), formerly, Co-President (since October 2016), formerly Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Board Member	2006 Class III		176

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(5)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007		75

∎ LORNA C. FERGUSON			Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		177

NUVEEN	127

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(5)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013- 2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		177

∎ NATHANIEL T. JONES			Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016		177

∎ WALTER M. KELLY			Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		177

∎ DAVID J. LAMB			Managing Director (since January 2017), formerly, Senior Vice President of Nuveen Investments Holdings, Inc. (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015		75

∎ TINA M. LAZAR			Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		177

∎ KEVIN J. MCCARTHY			Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016) of Nuveen Commodities Asset Management, LLC, formerly Assistant Secretary (2010-2016).
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007		177

∎ MICHAEL A. PERRY			Executive Vice President since February 2017, previously Managing Director from October 2016), of Nuveen Fund Advisors, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.
1967 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		74

128	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(5)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 9o1 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		177

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		177

∎ WILLIAM A. SIFFERMANN			Managing Director (since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		176

∎ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		177

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	1988		177

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board members, effective July 1, 2016.
(3)	On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(4)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(5)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

NUVEEN	129

Notes

130	NUVEEN

Notes

NUVEEN	131

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen,
333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-A-0717D        258847-INV-Y-09/18

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Floating Rate Income Opportunity Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
July 31, 2017	$32,850	$51,000	$0	$18,000

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

July 31, 2016	$29,480	$0	$0	$18,000

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
July 31, 2017	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

July 31, 2016	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP ’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
July 31, 2017	$69,000	$0	$0	$69,000
July 31, 2016	$18,000	$0	$0	$18,000

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Symphony Asset Management, LLC (“Symphony” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

SYMPHONY

Symphony has adopted and implemented proxy voting guidelines to ensure that proxies are voted in the best interest of its Clients. These are merely guidelines and specific situations may call for a vote which does not follow the guidelines. In determining how to vote proxies, Symphony will follow the Proxy Voting Guidelines of the independent third party which Symphony has retained to provide proxy voting services (“Symphony’s Proxy Guidelines”).

Symphony has created a Proxy Voting Subcommittee to periodically review Symphony’s Proxy Guidelines, address conflicts of interest, specific situations and any portfolio manager’s decision to deviate from Symphony’s Proxy Guideline, (including the third party’s guidelines). Under certain circumstances, Symphony may vote one way for some Clients and another way for other Clients. For example, votes for a Client who provides specific voting instructions may differ from votes for Clients who do not provide proxy voting instructions. However, when Symphony has discretion, proxies will generally be voted the same way for all Clients. In addition, conflicts of interest in voting proxies may arise between Clients, between Symphony and its employees, or a lending or other material relationship. As a general rule, conflicts will be resolved by Symphony voting in accordance with Symphony’s Proxy Guidelines when:

•	Symphony manages the account of a corporation or a pension fund sponsored by a corporation in which Clients of Symphony also own stock. Symphony will vote the proxy for its other Clients in accordance with Symphony’s Proxy Guidelines and will follow any directions from the corporation or the pension plan, if different than Symphony’s Proxy Guidelines;

•	An employee or a member of his/her immediate family is on the Board of Directors or a member of senior management of the company that is the issuer of securities held in Client’s account;

•	Symphony has a borrowing or other material relationship with a corporation whose securities are the subject of the proxy.

Proxies will always be voted in the best interest of Symphony’s Clients. Those situations that do not fit within the general rules for the resolution of conflicts of interest will be reviewed by the Proxy Voting Subcommittee. The Proxy Voting Subcommittee, after consulting with senior management, if appropriate, will determine how the proxy should be voted. For example, when a portfolio manager decides not to follow Symphony’s Proxy Guidelines, the Proxy Voting Subcommittee will review a portfolio manager’s recommendation and determine how to vote the proxy. Decisions by the Proxy Voting Subcommittee will be documented and kept with records related to the voting of proxies. A summary of specific votes will be retained in accordance with Symphony’s Books and Records Requirements which are set forth Symphony’s Compliance Manual and Code of Ethics.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Symphony Asset Management LLC (“Symphony”, also referred to as “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers of the Sub-Adviser.

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

The following individuals have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

•	Gunther Stein, Chief Investment Officer and Chief Executive Officer, Portfolio Manager

•	Scott Caraher, Portfolio Manager

Gunther Stein, Chief Executive Officer and Chief Investment Officer at Symphony, is responsible for leading Symphony’s fixed-income and equity investments strategies and research efforts. Mr. Stein has over 30 years of investment experience. Mr. Stein was named Chief Investment Officer of Symphony in 2009 and Chief Executive Officer in 2010. Prior to joining Symphony in 1999, Mr. Stein spent six years at Wells Fargo where he managed a high-yield portfolio, was responsible for investing in public high yield bonds and bank loans and managed a team of credit analysts.

Scott Caraher, Co-Portfolio Manager of the Fund, is a member of Symphony’s fixed-income team and his responsibilities include portfolio management and trading for Symphony’s bank loan strategies and research for its fixed-income strategies. Prior to joining Symphony in 2002, Mr. Caraher was an Investment Banking Analyst in the industrial group at Deutsche Banc Alex Brown in New York.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY Gunther Stein as of 7/31/17
(a) Registered Investment Companies
Number of accounts	17
Assets	$7.31 billion
(b) Other Pooled Accounts
Non-performance fee Accounts
Number of Accounts	39
Assets	$8.07 billion
Performance fee Accounts
Number of Accounts	5
Assets	$877 million
(c) Other Accounts
Non-performance fee Accounts
Number of accounts	10
Assets	$1.12 billion
Performance fee Accounts
Number of Accounts	0
Assets	$0

OTHER ACCOUNTS MANAGED BY Scott Caraher as of 7/31/17
(a) Registered Investment Companies
Number of accounts	6
Assets	$4.49 billion
(b) Other pooled accounts
Non-performance fee accounts
Number of accounts	4
Assets	$1.28 billion
Performance fee accounts
Number of accounts	0
Assets	$0
(c) Other
Non-performance fee accounts
Number of accounts	6
Assets	$1.04 billion
Performance fee accounts
Number of accounts	0
Assets	$0

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio managers may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the Sub-adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Sub-adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Sub-adviser has adopted trade allocation procedures so that accounts with like investment strategies are treated fairly and equitably over time.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Symphony investment professionals receive compensation based on three elements: fixed-base salary, participation in a bonus pool and certain long-term incentives.

The fixed-base salary is set at a level determined by Symphony and is reviewed periodically to ensure that it is competitive with base salaries paid by similar financial services companies for persons playing similar roles.

Each portfolio manager is also eligible to receive an annual bonus from a pool based on Symphony’s aggregate asset-based and performance fees after all operating expenses. Bonus compensation for each individual is based on a variety of factors, including the performance of Symphony, the Fund, the team and the individual. Fund performance is assessed on a pre-tax total return risk-adjusted basis, and generally measured relative to the Fund’s primary benchmark and/or industry peer group for one, three or five year periods as applicable.

Finally, certain key employees of Symphony, including the portfolio managers, have received profits interests in Symphony which entitle their holders to participate in the firm’s growth over time.

Item 8(a)(4).	OWNERSHIP OF JRO SECURITIES AS OF JULY 31, 2017

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Gunther Stein				X
Scott Caraher					X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Floating Rate Income Opportunity Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: October 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: October 6, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: October 6, 2017